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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HERITAGE COMMERCE CORP
(Name of (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
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HERITAGE COMMERCE CORP

August 16, 2010

Dear Shareholder:

        You are cordially invited to attend a Special Meeting of Shareholders, which will be held at 10:00 A.M., Pacific time on September 15, 2010, at 100 W. San Fernando Street, Suite 340, San Jose, California, 95113.

        On June 21, 2010, we announced that we had raised $75 million in a private placement to a limited number of institutional investors. With the proceeds of the offering, we strengthened our regulatory capital position. In the offering, we sold 53,996 shares of Series B Mandatorily Convertible Cumulative Perpetual Preferred Stock and 21,004 shares of Series C Convertible Perpetual Preferred Stock.

        At the Special Meeting, shareholders will be asked to consider and vote on proposals to approve the conversion of the Series B Preferred Stock and Series C Preferred Stock into common stock. Our Board of Directors has approved these proposals and recommends that our shareholders vote for the proposals. Unless shareholder approval is received at this Special Meeting, or unless our shareholders approve similar proposals at a subsequent meeting, the Series B Preferred Stock and the Series C Preferred Stock will remain outstanding and will not convert into common stock. As we discuss in the accompanying proxy statement, the failure to approve the proposals will have adverse consequences on the Company and existing holders of our common stock.

        Please read the attached proxy statement carefully for information about the matters you are being asked to consider and vote upon. Your vote is very important to us. On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy as soon as possible, even if you currently plan to attend the Special Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Special Meeting.

        If you are a shareholder of record (that is, if your stock is registered with us in your own name), then you may vote by telephone, or electronically via the Internet, by following the instructions included in the proxy statement and with your proxy card. If your shares are registered in the name of a broker or other nominee, your nominee may be participating in a program provided through Broadridge Financial Solutions, Inc. that allows you to vote by telephone or via the Internet. If so, the voting form that your nominee sends you will provide telephone and Internet voting instructions.

        We look forward to seeing you at the Special Meeting. If you attend the meeting and prefer to vote in person, you may do so.

Sincerely,

Jack W. Conner	Walter T. Kaczmarek
Chairman of the Board	President and Chief Executive Officer

150 Almaden Boulevard, San Jose, California 95113    •    Telephone (408) 947-6900    •    Fax (408) 947-6910

HERITAGE COMMERCE CORP
150 Almaden Boulevard
San Jose, California 95113

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date and Time:	September 15, 2010, at 10:00 A.M., Pacific time.
Place:	100 W. San Fernando Street, Suite 340, San Jose, California 95113.
Items of Business:	1.
Approval by the holders of common stock (voting as a separate class) of our issuance of shares of common stock upon the conversion of up to 53,996 shares of Series B Mandatorily Convertible Cumulative Perpetual Preferred Stock ("Series B Preferred Stock") and up to 21,004 shares of Series C Convertible Perpetual Preferred Stock ("Series C Preferred Stock") for purposes of NASDAQ Listing Rule 5635, as contemplated by the Investment Agreements described in the accompanying proxy statement.
2.
Approval by the holders of Series B Preferred Stock (voting as a separate class) of our issuance of shares of common stock upon the conversion of the Series B Preferred Stock for purposes of California law, as contemplated by the Investment Agreements described in the accompanying proxy statement.
3.
Approval by the holders of Series C Preferred Stock (voting as a separate class) of our issuance of shares of common stock upon the conversion of the Series C Preferred Stock for purposes of California law, as contemplated by the Investment Agreements described in the accompanying proxy statement.
4.
Approval by the holders of common stock, Series B Preferred Stock and Series C Preferred Stock to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt Proposals 1 through 3.
	5.	To transact such other business as may properly come before the meeting, and any adjournment or postponement.
Record Date:	You can vote if you are a shareholder of record on August 2, 2010.
Mailing Date:	The proxy materials are being distributed to our shareholders on or about August 16, 2010, and include our Notice of Special Meeting, this proxy statement, and proxy or voting instruction card.
Important Notice Regarding the Internet Availability of Proxy Materials:
The proxy statement is available at www.heritagecommercecorp.com. Your Vote is Important. Please vote as promptly as possible by using the Internet or telephone or by signing, dating and returning the enclosed WHITE (for holders of common stock), BLUE (for holders of Series B Preferred Stock) or GREEN (for holders of Series C Preferred Stock) proxy card.

        Our Board of Directors recommends that shareholders vote "For" each of Proposals 1, 2, 3 and 4.

        In the Investment Agreements, each of the holders of the Series B Preferred Stock and the Series C Preferred Stock, separately for themselves, agreed with the Company to vote their respective shares of Series B Preferred Stock and Series C Preferred Stock for Proposals 2 and 3.

                        By Order of the Board of Directors,

                        Debbie Reuter
                        Corporate Secretary

August 16, 2010
San Jose, California

Page
QUESTIONS AND ANSWERS
Why did you send me this proxy statement?	1
What am I voting on?	1
What securities did the Company issue to the investors in the private placement?	2
How will the conversion of the Series B Preferred Stock and Series C Preferred Stock occur?	2
Why is the Company seeking shareholder approval for the issuance of our common stock?	3
How does the Company's Board of Directors recommend that I vote?	3
Do shareholders have an opportunity to purchase the Company's common stock at the same implied price offered to the institutional investors in the private placement?	3
What happens if the Shareholder Approvals are received before December 21, 2010, and what are the resulting effects on shares of common stock held by existing shareholders?	4
What happens if the Shareholder Approvals are not received before December 21, 2010 and, thereafter, what happens until the shareholders approve the conversion of the preferred stock?	4
Who should I call if I have questions or need assistance voting my shares?	5
Who is entitled to vote?	5
What constitutes a quorum?	6
How many votes do I have?	6
How do I vote by proxy?	6
What do I have to do to vote my shares if they are held in the name of my broker?	6
How do I vote in person?	7
May I vote electronically over the Internet or by telephone?	7
May I change my vote after I return my proxy?	7
What vote is required to approve each proposal?	7
How will voting on any other business be conducted?	8
What are the costs of soliciting these proxies?	8
Where can I find more information about the Company?	8
BACKGROUND TO THE PROPOSALS	9
PROPOSAL 1—APPROVAL BY THE HOLDERS OF COMMON STOCK OF THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO THE CONVERSION OF THE SERIES B PREFERRED STOCK AND THE SERIES C PREFERRED STOCK	13
PROPOSAL 2—APPROVAL BY THE HOLDERS OF THE SERIES B PREFERRED STOCK OF THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO THE CONVERSION OF THE SERIES B PREFERRED STOCK	14
PROPOSAL 3—APPROVAL BY THE HOLDERS OF THE SERIES C PREFERRED STOCK OF THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO THE CONVERSION OF THE SERIES C PREFERRED STOCK	15
PROPOSAL 4—ADJOURNMENT OF MEETING	16
THE CONSEQUENCES IF THE PROPOSALS ARE APPROVED	17
Conversion of Series B Preferred Stock into Common Stock at the Initial Conversion Price	17
Elimination of Preferred Dividend and Liquidation Rights of Holders of Series B Preferred Stock	17
Conversion of Series C Preferred Stock into Common Stock at the Initial Conversion Price Upon a Subsequent Transfer	17
Elimination of Preferred Dividend and Liquidation Rights of Holders of Series C Preferred Stock	17
Rights of Investors	17

i

ii

PROXY STATEMENT FOR HERITAGE COMMERCE CORP
SPECIAL MEETING OF SHAREHOLDERS
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why did you send me this proxy statement?

        We have raised an aggregate of $75 million through a private placement to 30 separate institutional investors (whom we refer to as the "investors") of newly issued preferred stock (we refer to this as the "private placement"). In order for the private placement to be fully accomplished, our common shareholders must approve the issuance of common stock to the investors upon the conversion of the preferred stock in accordance with NASDAQ Listing Rule 5635. In addition, California law requires that we obtain the vote of the holders of the Series B Preferred Stock to approve the conversion of the Series B Preferred Stock into common stock, and the vote of the holders of the Series C Preferred Stock to approve the conversion of the Series C Preferred Stock into common stock, as contemplated by the Investment Agreements and as further discussed in this proxy statement.

        In order to obtain the requisite shareholder approvals, we are calling a Special Meeting of our shareholders, to be held on September 15, 2010. We sent you this proxy statement and the enclosed proxy cards because our Board of Directors is soliciting your proxy to vote at the Special Meeting. This proxy statement summarizes the information you need to know to cast an informed vote at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy cards. Holders of common stock should return the WHITE proxy card. Holders of Series B Preferred Stock should return the BLUE proxy card, and holders of the Series C Preferred Stock should return the GREEN proxy card. We refer to these as the "proxy cards." You may also vote electronically by telephone or the Internet by following the instructions on the proxy cards.

        According to the Company Bylaws, business to be conducted at a special meeting of shareholders may only be brought before the meeting by means of the Company's notice of meeting. Accordingly, no other matters, except those described in this proxy statement, will be presented for action at the Special Meeting or at any adjournment or postponement of the Special Meeting.

        Heritage Commerce Corp is referred to in this proxy statement as the "Company."

What am I voting on?

        You are voting on the following matters:

  •
  Holders of common stock are voting on a proposal to approve the issuance of shares of our common stock in connection with the conversion of the Series B Preferred Stock and Series C Preferred Stock into our common stock for purposes of NASDAQ Listing Rule 5635 (Proposal 1);

  •
  Holders of Series B Preferred Stock (voting as a separate class) are voting on a proposal to approve the issuance of shares of our common stock in connection with the conversion of the Series B Preferred Stock into our common stock for purposes of California law (Proposal 2);

  •
  Holders of Series C Preferred Stock (voting as a separate class) are voting on a proposal to approve the issuance of shares of our common stock in connection with the conversion of the Series C Preferred Stock into our common stock for purposes of California law (Proposal 3); and

  •
  Holders of common stock, Series B Preferred Stock and Series C Preferred Stock are voting on a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt Proposals 1 through 3.

        In the Investment Agreements, each of the holders of the Series B Preferred Stock, separately for themselves, agreed with the Company to vote their respective shares of Series B Preferred Stock for

Proposal 2, and each of the holders of Series C Preferred Stock, separately for themselves, agreed with the Company to vote their respective shares of Series C Preferred Stock for Proposal 3.

        In this proxy statement, we sometime refer to Proposals 1, 2 and 3, together as the "Proposals".

        We also sometimes refer to requisite approval of Proposal 1, 2 and 3 as the "Shareholder Approvals." The Proposals must be approved by our shareholders for the private placement to be fully completed as intended by the Company and the investors, and as contemplated by the Investment Agreements.

What securities did the Company issue to the investors in the private placement?

        In the private placement, the Company issued:

  •
  An aggregate of 53,996 shares of Series B Mandatorily Convertible Cumulative Perpetual Preferred Stock (we refer to this as "Series B Preferred Stock"), which will automatically convert into an aggregate of 14,399,000 shares of our common stock, at a per common share conversion price of $3.75, upon receipt of the Shareholder Approvals, subject to adjustment in accordance with the terms of the Series B Preferred Stock; and

  •
  An aggregate of 21,004 shares of Series C Convertible Perpetual Preferred Stock (we refer to this as "Series C Preferred Stock"), which will automatically convert into an aggregate of 5,601,000 shares of our common stock at a per common share conversion price of $3.75 following (i) the receipt of the Shareholder Approvals and, thereafter (ii) the subsequent transfer of the Series C Preferred Stock to a transferee not affiliated with the holder in a widely dispersed offering (defined below), subject to adjustment in accordance with the terms of the Series C Preferred Stock.

How will the conversion of the Series B Preferred Stock and Series C Preferred Stock occur?

        We and the investors intended that the issuance of the Series B Preferred Stock and Series C Preferred Stock ultimately be included in our common equity and thereby enhance our Tier 1 capital ratio. Because of the need to obtain the Shareholder Approvals in order to issue the amount of our common stock implied by the size of the private placement, we initially issued the nonvoting Series B Preferred Stock to the investors and intend that it will automatically convert into shares of our common stock on the first business day following the receipt of the Shareholder Approvals. At that time, each outstanding share of Series B Preferred Stock will automatically convert into a number of shares of common stock determined by dividing (i) $1,000 (the purchase price per share of the Series B Preferred Stock) by (ii) the conversion price of the Series B Preferred Stock then in effect, subject to any applicable adjustment described under "Description of the Preferred Stock—Series B Preferred Stock Terms and Provisions—Anti-Dilution Provisions." The initial conversion price of the Series B Preferred Stock is $3.75 per share.

        In addition, certain of the investors acquired shares of nonvoting Series C Preferred Stock in the private placement as a result of bank regulatory ownership restrictions. The Series C Preferred Stock will convert automatically into our common stock following both (i) the receipt of the Shareholder Approvals and, thereafter (ii) the subsequent transfer of the Series C Preferred Stock to a transferee not affiliated with the holder in a widely dispersed offering (defined below). At the time of conversion, the applicable shares of Series C Preferred Stock will automatically convert into a number of shares of common stock determined by dividing (i) $1,000 (the purchase price per share of the Series C Preferred Stock) by (ii) the conversion price of the Series C Preferred Stock then in effect, subject to any applicable adjustment described under "Description of Preferred Stock—Series C Preferred Stock Terms and Provisions—Anti-Dilution Provisions." The initial conversion price of the Series C Preferred Stock is $3.75 per share. Following the receipt of the Shareholder Approvals, the Series C Preferred Stock will be included as Tier 1 capital prior to its conversion into common stock.

        For purposes of the Series C Preferred Stock we refer to a "widely dispersed offering" as a (i) widespread public distribution, including pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission (which we refer to as the "SEC") or Rule 144 under the Securities Act of 1933, as amended (which we refer to as the "Securities Act"), (ii) a transfer in which no transferee (or group of associated transferees) after giving effect to the transfer, would own more than 2% of any class of voting securities of the Company or (iii) a transfer to a transferee that controls or is acquiring control of more than 50% of the voting securities.

Why is the Company seeking shareholder approval for the issuance of our common stock?

        Because our common stock is listed on the NASDAQ Global Select Market, we are subject to NASDAQ rules and regulations. NASDAQ Listing Rule 5635 requires common shareholder approval prior to the issuance of common stock, or securities convertible into or exercisable for common stock, equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book value or market value of the stock. The proposed conversion of the Series B Preferred Stock and Series C Preferred Stock for shares of our common stock falls under this rule because the common stock issuable upon conversion of the preferred stock will exceed 20% of both the voting power and number of shares of our common stock outstanding before the issuance, and the negotiated price per share of common stock on an as-converted basis was below the higher of the book value or market value of our common stock at the time of the private placement.

        In addition, because we are incorporated in California, we are subject to the corporate laws of California. Under the California General Corporation Law, when a series of preferred stock provides for conversion into common stock, unless other steps are taken not applicable to the private placement, the conversion of the preferred stock must be approved by the affirmative vote of a majority of the outstanding shares of the class or series of preferred stock. The proposed conversion of the involved Series B Preferred Stock and the Series C Preferred Stock into shares of our common stock falls under these requirements.

How does the Company's Board of Directors recommend that I vote?

        Our Board approved the private placement and the entry by the Company into the Investment Agreements, and shareholder approval of the Proposals is necessary for the private placement to be completed in its intended form. Accordingly, our Board recommends that you vote "FOR" the proposal to approve for purposes of Rule 5635 of the NASDAQ Listing Rules the issuance of shares of common stock in connection with the conversion of the preferred stock into our common stock (Proposal 1), "FOR" the proposal to approve for purposes of California law the conversion of the Series B Preferred Stock (Proposal 2), "FOR" the proposal to approve for purposes of California law the conversion of the Series C Preferred Stock (Proposal 3) and "FOR" the proposal to adjourn the Special Meeting to solicit additional proxies, if necessary and appropriate (Proposal 4).

Do shareholders have an opportunity to purchase the Company's common stock at the same implied price offered to the institutional investors in the private placement?

        Under the terms of the Investment Agreements and the Series B Preferred Stock and the Series C Preferred Stock, the Company may and intends to (depending on market conditions) commence a rights offering after the Special Meeting and before December 21, 2010 (we refer to this as the "Rights Offering"). The Company may offer up to 1,800,000 shares of common stock to our common shareholders who are record holders of our common stock before the Special Meeting. Investors in the private placement will not be able to participate in the Rights Offering by virtue of their ownership of the Series B Preferred Stock or Series C Preferred Stock, but they may participate to the extent they are holders of common stock. Our directors and officers who are holders of common stock may also participate in the Rights Offering. In the Rights Offering each shareholder will be offered the right to purchase their pro rata share of the common stock offered at a price of $3.75, the initial conversion price of the Series B Preferred Stock and Series C Preferred Stock. The Rights Offering must be completed by December 21, 2010.

 What happens if the Shareholder Approvals are received before December 21, 2010, and what are the resulting effects on shares of common stock held by existing shareholders?

        If the Shareholder Approvals are received before December 21, 2010, we will issue to the investors a total of 14,399,000 shares of our common stock upon automatic conversion of all of the shares of the Series B Preferred Stock, which, based on the number of shares of our common stock outstanding on the record date, will represent, in the aggregate, approximately 54.92% of the total number of shares of common stock outstanding immediately after giving effect to such conversion.

        Upon completion of the conversion, all rights with respect to such shares of Series B Preferred Stock will terminate, such shares of Series B Preferred Stock will be cancelled and no further dividends will accrue on such shares. In addition, the restrictions under the terms of the Series B Preferred Stock on our redeeming, purchasing or acquiring any shares of common stock or other junior securities, and from paying dividends on any shares of our common stock or other junior securities, would cease to apply.

        If the Shareholder Approvals are received before December 21, 2010, the Series C Preferred Stock will be convertible into 5,601,000 shares of our common stock. Following the Shareholder Approvals and prior to the transfer of the Series C Preferred Stock to a transferee not affiliated with the holder in a widely dispersed offering, the Series C Preferred Stock will remain outstanding and will otherwise be treated the same as common stock, except it will be non-voting and will have a liquidation preference. The Series C Preferred Stock on a as-converted basis and the shares of common stock held by the investors immediately following the conversion of the Series B Preferred Stock as described above will represent approximately 62.85% of the total number of shares of common stock outstanding. If the Shareholder Approvals are received, there will be immediate and substantial dilution to the existing holders of common stock. For information on the effect of dilution to existing shareholders see "Pro Forma Financial Information" on page 28 of this proxy statement.

        Although the Series C Preferred Stock will remain outstanding following the Shareholder Approvals, until a transfer by the holder to a transferee not affiliated with the holder in a widely dispersed offering, no further dividends will accrue on such shares, except to the extent if and only when dividends are payable on our common stock. Also, the liquidation preference for the Series C Preferred Stock will be limited to $1,000 per share (the purchase price for the Series C Preferred Stock), plus any accrued and unpaid dividends. Further, the restrictions under the Series C Preferred Stock on our redeeming, purchasing or acquiring any shares of common stock or junior securities, and from paying dividends on any shares of common stock or other junior securities, would cease to apply.

        If we receive the Shareholder Approvals at the Special Meeting, or if similar proposals are approved by the shareholders before December 21, 2010, subject to market conditions, we will commence and complete the Rights Offering sometime after the Shareholder Approvals, but before December 21, 2010.

What happens if the Shareholder Approvals are not received before December 21, 2010 and, thereafter, what happens until the shareholders approve the conversion of the preferred stock?

        If the Shareholder Approvals are not obtained at the Special Meeting or any subsequent meeting of our shareholders prior to December 21, 2010, on and after December 21, 2010 and until the shareholders approve the conversion of the Series B Preferred Stock and the Series C Preferred Stock the following consequences will result:

  •
  The initial conversion price of the Series B Preferred Stock of $3.75 per share will be reduced by 10% if we fail to obtain the Shareholder Approvals before December 21, 2010 (six months after issuance of the Series B Preferred Stock).

  •
  The initial conversion price of the Series C Preferred Stock of $3.75 per share will be reduced by 10% if we fail to obtain the Shareholder Approvals before December 21, 2010 (six months after issuance of the Series C Preferred Stock).

  •
  The shares of Series B Preferred Stock will remain outstanding and, for so long as such shares remain outstanding, we will be required to pay dividends on the Series B Preferred Stock, at a rate of 20% per annum. Dividends will not be payable on the Series B Preferred Stock if the Shareholder Approvals are obtained before December 21, 2010.

  •
  We will be required to pay dividends on the Series C Preferred Stock, at a rate of 20% per annum. Dividends will not be payable on the Series C Preferred Stock at the rate of 20% per annum if we obtain the Shareholder Approvals before December 21, 2010. After we obtain the Shareholder Approvals, the Series C Preferred Stock will remain outstanding, but will receive dividends on an as-converted basis if and only to the extent payable on our common stock.

  •
  The dividends on the Series B Preferred Stock and Series C Preferred Stock will be cumulative, which means that the dividends will accrue regardless of whether the Board declares a dividend with respect to the preferred stock for any dividend period, and will accrue until such time as the shareholders approve the conversion of the Series B Preferred Stock and Series C Preferred Stock.

  •
  If the Shareholder Approvals are not obtained at the Special Meeting, we have agreed to hold subsequent meetings of the shareholders, until the shareholders approve the conversion of the Series B Preferred Stock and Series C Preferred Stock, which will require the Company to incur additional costs and expenses.

  •
  We will be prohibited from paying any dividends on our common stock and from redeeming, purchasing or acquiring any shares of our common stock until the shareholders approve the conversion of the Series B Preferred Stock and Series C Preferred Stock.

  •
  The Series B Preferred Stock will have a liquidation preference over the common stock equal to the amount paid for the Series B Preferred Stock, plus any accrued and unpaid dividends and, thereafter, a pro rata distribution (on an as-converted basis) of any liquidation amount paid to holders of common stock.

  •
  The Series C Preferred Stock will have a liquidation preference over the common stock equal to the amount paid for the Series C Preferred Stock, plus any accrued and unpaid dividends and, thereafter, a pro rata distribution (on an as-converted basis) of any liquidation amount paid to holders of common stock.

  •
  We will not have enhanced our Tier 1 capital as we intended in entering into the Investment Agreements.

  •
  We will not commence the Rights Offering if we have not obtained shareholder approval of the Proposals at the Special Meeting, or at a subsequent meeting before December 21, 2010.

Who should I call if I have questions or need assistance voting my shares?

        Please call our proxy solicitor, Advantage Proxy, toll free at (877) 870-8565. Banks and brokers should also call (877) 870-8565.

Who is entitled to vote?

        We will begin sending this proxy statement, the attached Notice of Special Meeting and the enclosed proxy cards on or about August 16, 2010 to all shareholders entitled to vote. Shareholders who were the record owners of the Company's common stock, Series B Preferred Stock and Series C Preferred Stock at the close of business on August 2, 2010 are entitled to vote. On this record date, there were 11,820,509 shares of common stock outstanding, 53,996 shares of Series B Preferred Stock outstanding, and 21,004 shares of Series C Preferred Stock outstanding.

 What constitutes a quorum?

        To constitute a quorum for the meeting, a majority of the outstanding shares of the common stock, a majority of the Series B Preferred Stock and a majority of the Series C Preferred Stock entitled to vote at the Special Meeting must be present, in person or by proxy. We can only conduct the business of the Special Meeting if a quorum has been established. We will include proxies marked as abstentions and broker non-votes in determining the number of shares present at the Special Meeting.

How many votes do I have?

        Each share of common stock, each share of Series B Preferred Stock and each share of Series C Preferred Stock entitles you to one vote in person or by proxy, for each share of stock outstanding in your name on the books of the Company as of August 2, 2010, the record date for the Special Meeting. The proxy cards indicate the number of votes that you have as of the record date.

How do I vote by proxy?

        You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or other nominee. If your shares are held by a broker or other nominee, you will receive instructions that you must follow to have your shares voted. If you hold your shares as a shareholder of record, you may vote by completing, signing and dating the enclosed WHITE proxy card (common shareholders), the BLUE proxy card (holders of Series B Preferred Stock) or the GREEN proxy card (holders of Series C Preferred Stock) and returning it promptly in the envelope provided. You may also vote electronically by telephone or over the Internet (see below). Returning the proxy card will not affect your right to attend the Special Meeting and vote.

        If you properly fill in your proxy card(s) and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card(s) but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

  •
  "FOR" the conversion of the Series B Preferred Stock and the Series C Preferred Stock for purposes of NASDAQ Listing Rule 5635;

  •
  "FOR" the conversion of the Series B Preferred Stock for purposes of California law (if you own Series B Preferred Stock);

  •
  "FOR" the conversion of the Series C Preferred Stock for purposes of California law (if you own Series C Preferred Stock); and

  •
  "FOR" the adjournment of the Special Meeting, if necessary and appropriate.

What do I have to do to vote my shares if they are held in the name of my broker?

        If your shares are held by your broker, sometimes called "street name" shares, you must vote your shares through your broker. You should receive a form from your broker asking how you want to vote your shares. Follow the instructions on that form to give voting instructions to your broker. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine, but not on non-routine matters. A "broker non-vote" occurs when your broker does not vote on a particular proposal because the broker does not receive instructions from the beneficial owner and does not have discretionary authority. We believe each of the Proposals will be considered non-routine under the rules of the New York Stock Exchange (which apply to brokers), and therefore, there may be broker non-votes on each of the Proposals.

 How do I vote in person?

        If you plan to attend the Special Meeting and desire to vote in person, we will give you a ballot form when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney from your nominee in order to vote at the Special Meeting.

May I vote electronically over the Internet or by telephone?

        Shareholders whose shares are registered in their own names may vote either over the Internet or by telephone. Special instructions for voting over the Internet or by telephone are set forth on the enclosed proxy cards. The Internet and telephone voting procedures are designed to authenticate the shareholder's identity and to allow shareholders to vote their shares and confirm that their voting instructions have been properly recorded.

        If your shares are registered in the name of a bank or brokerage firm you may be eligible to vote your shares electronically by telephone or over the Internet. Most U.S. banks and brokerage firms are clients of Broadridge Financial Solutions ("Broadridge"). As such, shareholders who receive either a paper copy of their proxy statement or electronic delivery notification have the opportunity to vote by telephone or over the Internet. If your bank or brokerage firm is a Broadridge client, your proxy card or Voting Instruction Form ("VIF") will provide the instructions. If your proxy card or VIF does not provide instructions for Internet and telephone voting, please complete and return the appropriate WHITE, BLUE or GREEN proxy card in the self-addressed, postage-paid envelope provided.

May I change my vote after I return my proxy?

        If you fill out and return an enclosed proxy card, or vote by telephone or over the Internet, you may change your vote at any time before the vote is conducted at the Special Meeting. You may change your vote in any one of four ways:

  •
  You may send to the Company's Corporate Secretary another completed proxy card with a later date.

  •
  You may notify the Company's Corporate Secretary in writing before the Special Meeting that you have revoked your proxy.

  •
  You may attend the Special Meeting and vote in person.

  •
  If you have voted your shares by telephone or over the Internet, you can revoke your prior telephone or Internet vote by recording a different vote, or by signing and returning a proxy card dated as of a date that is later than your last telephone or Internet vote.

What vote is required to approve each proposal?

        Approval of Proposal 1 requires a vote that satisfies two criteria: (i) the affirmative vote must constitute a majority of the common shares present or represented or by proxy and voting on the proposal at the Special Meeting and (ii) the affirmative vote must constitute a majority of the common shares required to constitute the quorum. For purposes of Proposal 1, abstentions and broker non-votes will not affect the outcome under clause (i), which recognizes only actual votes cast. However, abstentions and broker non-votes will affect the outcome under clause (ii) if the number of affirmative votes, though a majority of the votes represented and cast, does not constitute a majority of the voting power required to constitute a quorum.

        Approval of Proposal 2 requires the affirmative vote of a majority of the issued and outstanding shares of Series B Preferred Stock. Approval of Proposal 3 requires the affirmative vote of a majority of the issued and outstanding shares of Series C Preferred Stock. Abstentions and broker non-votes on Proposal 2 or 3 will have the same effect as a negative vote. In the Investment Agreements, each of the holders of the Series B Preferred Stock, separately for themselves, agreed with the Company to vote their respective shares for Proposal 2. Also in the Investment Agreements, each of the holders of the Series C Preferred Stock, separately for themselves, agreed with the Company to vote their respective shares of Series C Preferred Stock for Proposal 3.

        Approval of Proposal 4 requires the affirmative vote of a majority of the shares present or represented by proxy at the Special Meeting.

How will voting on any other business be conducted?

        Your proxy card confers discretionary authority to your proxy to vote your shares on the matters which may properly be presented for action at the Special Meeting, and may include action with respect to procedural matters pertaining to the conduct of the Special Meeting.

What are the costs of soliciting these proxies?

        We will pay all the costs of soliciting these proxies. In addition to mailing proxy soliciting material, our directors, officers and employees also may solicit proxies in person, by telephone or by other electronic means of communication for which they will receive no compensation. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their reasonable expenses. We have hired Advantage Proxy to seek the proxies of custodians, such as brokers, which hold shares which belong to other people. This service will cost the Company approximately $3,500, plus reasonable out-of-pocket expenses.

Where can I find more information about the Company?

        You can also find out more information about us at our website www.heritagecommercecorp.com. Our website is available for information purposes only and should not be relied upon for investment purposes, nor is it incorporated by reference into this proxy statement. On our website you can access electronically filed copies of our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, Section 16 filings, and amendments to those reports and filings, free of charge. The SEC also maintains a website at www.sec.gov that contains reports, proxy statements and other information regarding SEC registrants, including the Company.

BACKGROUND TO THE PROPOSALS

        Over the past eighteen months, our Board of Directors and management have considered a range of alternative strategies to continue to maintain our capital ratios at levels above those required to be considered "well capitalized" for regulatory purposes in light of the credit quality and loan loss challenges resulting from the disruptions in the credit and real estate markets due to the weakening economy. During the second quarter of 2009, in an effort to preserve capital we suspended the quarterly cash dividend on our shares of common stock. Also during and following this time, management actively sought to enhance capital and liquidity levels, by undertaking expense reduction initiatives, reducing its risk weighted assets, and reducing exposure to residential land and construction loans and non-owner occupied term commercial real estate loans.

        Throughout 2009, the Board of Directors and management discussed alternative strategies for enhancing the Company's capital base. During these discussions the Board considered and weighed the feasibility of different capital raising strategies in the context of the volatile capital markets, including, in particular, the availability of capital for California community banks. The Board understood that because of the amounts of capital being considered and the Company's common stock price any transaction would most likely result in significant dilution to the Company's existing shareholders. The Board instructed management to comprehensively review these potential strategies. At its regular board meetings, management provided updates on its informal discussions with several different investment banking firms that focus on the community bank industry and their view of available strategies and the continual volatility in the capital markets for California community banks. These strategies included review of both public and private capital raise transactions of common stock and preferred stock.

        In August 2009, the Federal Reserve Bank of San Francisco and the California Department of Financial Institutions commenced a concurrent safety and soundness examination of Heritage Bank of Commerce which was completed in September 2009. Thereafter, on October 22, 2009, the Company announced that primarily due to losses in 2009 and higher provisions for loan losses because of credit quality deterioration, the Company and Heritage Bank of Commerce expected to enter into a written agreement with the Federal Reserve Bank of San Francisco and the California Department of Financial Institutions (discussed below). From the results of the examination and informal discussions with regulators about the proposed written agreement, management and the Board concluded that capital ratios should be maintained well above the minimum to be considered "well capitalized" for regulatory purposes because of the risk profile of the Company and Heritage Bank of Commerce.

        In November 2009, the Company gave notice of an election to exercise its right to defer the payment of interest on the Company trust preferred securities and to suspend the payment of dividends on its outstanding Series A Fixed Rate Cumulative Preferred Stock (which we refer to as the "Series A Preferred Stock") issued to the U.S. Treasury.

        During the latter part of the third quarter and into the fourth quarter of 2009, the Board of Directors and management continued to review and consider alternatives for raising capital. However, during this period the Company's common stock experienced a significant decline in its stock price. Management believed that some of the selling pressure resulted from its third quarter financial results and the uncertainty surrounding the definitive terms of its announced expected written agreement with the Federal Reserve Bank of San Francisco and the California Department of Financial Institutions. Management and the Board of Directors also took note that in November and December 2009, there was a decline in interest for community bank public offerings with several community banks cancelling announced public offerings.

        During the first quarter of 2010, although the Board of Directors and management continued to review the need to raise capital, the Board concluded that no further action should take place until the completion and announcement of results for the first quarter and the finalization of the terms of the previously announced expected written agreement with the Federal Reserve Bank of San Francisco and the

California Department of Financial Institutions. The Board also decided that the number of authorized shares of the Company's common stock should be increased to permit flexibility in moving forward with any future capital raise.

        On February 17, 2010, the Company and Heritage Bank of Commerce entered into a written agreement with the Federal Reserve Bank of San Francisco and the California Department of Financial Institutions (we refer to this as the "Written Agreement"). Among other matters, the Written Agreement provides that the Company and Heritage Bank of Commerce shall submit to the Federal Reserve Bank of San Francisco and California Department of Financial Institutions their plans to (i) enhance lending and credit administration functions; (ii) maintain policies and procedures for the maintenance of an adequate allocation for loan losses; (iii) improve earnings; and (iv) update its capital plan in order to maintain capital at or above sufficient levels based on the risk profile of the Company and Heritage Bank of Commerce. Also, without the prior approval of the Federal Reserve Bank of San Francisco and the Director of the Banking Supervision and Regulation of the Board of Governors of the Federal Reserve System, the Written Agreement prohibits the (i) payment of dividends and any payments on trust preferred securities and the Company's common stock and preferred stock and (ii) any reduction in capital or the purchase or redemption of common stock. This description of the Written Agreement is a summary and does not purport to be a complete description of all of the terms of the Written Agreement and is qualified in its entirety by reference to the copy of the Written Agreement filed as an exhibit to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 23, 2010.

        After entering into the Written Agreement with the Federal Reserve Bank of San Francisco and the California Department of Financial Institutions, management had informal discussions with Sandler O'Neill & Partners, L.P. ("Sandler O'Neill") about the alternatives for raising capital. In late April 2010, Sandler O'Neill was formally engaged to advise the Company on alternatives and capital structures for raising capital in the public and private capital markets. Thereafter, in mid-May, with Sandler O'Neill's assistance, the Board of Directors and management continued discussions about the volatile capital markets, and the availability of capital for California community banks, including alternative strategies for enhancing the Company's capital base. The Board of Directors concluded that a public offering during this period of time was less likely to be successful than a private placement and, therefore, the Company and its management should focus instead on a potential private placement primarily to institutional investors. This decision was based on the Board's judgment of the (i) size and terms for a potential capital raise; (ii) conditions prevailing in the public trading markets generally and with regard to community bank holding companies in particular; (iii) the Company's market capitalization; and (iv) challenges the Company would face in pursuing a public offering while subject to a bank regulatory agreement.

        In mid-May 2010, the Company directed Sandler O'Neill to contact potential investors on the Company's behalf to assess their general level of interest in a private placement of equity securities, and representatives of Sandler O'Neill spoke with representatives of potential institutional investors on this subject. At the outset, the Company and Sandler O'Neill understood that it would be necessary and desirable to identify one or more so-called "lead" investors to facilitate due diligence and the determination of investment terms and pricing. While undertaking this role, representatives of Sandler O'Neill spoke with representatives of Castle Creek Capital Partners LP IV ("Castle Creek"), which expressed an interest in being a "lead" investor.

        Sandler O'Neill and Castle Creek (which had entered into a confidentiality agreement with the Company) began to discuss the potential private placement and how the terms of such an investment could be structured in view of regulatory control requirements, NASDAQ listing standards and necessary shareholder approvals. Castle Creek also conducted due diligence on the Company.

        After finalizing the basic terms of the private placement, representatives of Sandler O'Neill began discussions separately with certain other potential institutional investors (all of whom had entered into a confidentiality agreement with the Company) regarding the terms of the private placement. Each of these potential institutional investors also conducted due diligence on the Company. The Company's President and Chief Executive Officer and Executive Vice President and Chief Financial Officer met with certain of these potential institutional investors regarding a private placement transaction and reported back to the Board on the outcome of these meetings.

        The Company and the potential investors agreed at the outset that the structure of the investment should emphasize common equity, reflecting the increased market and regulatory focus on Tier 1 common equity. During June 2010, discussions continued with a view to refining the terms of an investment and addressing structuring issues. The parties understood that, as a result of the proposed size of the private placement and their intent that the investment ultimately be in the form of common equity securities qualifying as Tier 1 capital, the approval of the Company's shareholders would be required. In addition, the Company recognized that in order to incentivize each of the investors to fully fund its investment prior to the receipt of such approval, it would be reasonable for the securities issued to include elements to compensate the investors in a reasonable manner in the event such approval was not received. Throughout this period, the Company's senior management, Sandler O'Neill, and the Company's outside legal counsel updated the Board regarding the progress of discussions and the potential terms of the private placement. Discussions between the Company and the individual investors continued and terms for the private placement, as well as a governance and investment structure that was believed to be acceptable to the Federal Reserve, were finalized in mid-June 2010.

        Also during this time discussions were held with representatives of the Federal Reserve Bank of San Francisco and the Board of Governors of the Federal Reserve System, the primary regulator of our holding company, regarding the structure of the securities to be issued in the proposed private placement, the treatment of the securities under its capital adequacy rules, and the permissibility of the investment under the Federal Reserve's practice and policies relating to non-controlling investments in bank holding companies. Management of the Company maintained regular contact with representatives of the Federal Reserve Bank of San Francisco and the Board of Governors of the Federal Reserve System. In discussions about the proposed private placement, representatives of the Board of Governors of the Federal Reserve System expressed interest in reviewing a list of the investors proposing to purchase shares of the Company's preferred stock equivalent to more than 5% of the outstanding shares of the common stock (on an as-converted basis), relative to compliance with the Change in Bank Control Act, the Bank Holding Company Act and Regulation Y. The Company provided such information along with confirmation that no proposed investor was expected to purchase a number of shares of the Series B Preferred Stock (which the regulators viewed as voting stock) that would result in such purchaser becoming, directly or indirectly, the beneficial owner of more than 9.9% of the number of shares of common stock issued and outstanding. Following its review of the investor list, the Board of Governors of the Federal Reserve System requested written commitments from three of the proposed institutional investors, containing assurances regarding the level of ownership proposed to be acquired by each such institutional investor. Those commitments were delivered to the Board of Governors of the Federal Reserve System. On June 18, 2010, the Board of Governors of the Federal Reserve System advised the Company that it had no objections to the investors proposing to purchase shares of the Company's preferred stock.

        On June 17, 2010, the Company's Board of Directors authorized and approved the terms of the private placement transaction. On June 17, 2010, Certificates of Determinations for the Series B Preferred Stock and the Series C Preferred Stock were filed with the California Secretary of State. The Company entered into a Securities Purchase Agreement, dated as of June 18, 2010, with the institutional investors and the private placement transaction closed on June 21, 2010. In exchange for gross aggregate proceeds of $75 million, the Company issued a total of 53,996 shares of Series B Preferred Stock, convertible into an aggregate of 14,399,000 shares of common stock (based on a stated conversion price of $3.75 per share) and 21,004 shares of Series C Preferred Stock convertible into an aggregate of 5,601,000 shares of common stock (based on a stated conversion price of $3.75 per share).

        All of the shares of Series B Preferred Stock are mandatorily convertible into shares of common stock upon receipt of the necessary shareholder approvals. The shares of Series C Preferred Stock are mandatorily convertible into shares of common stock (i) following receipt of the necessary shareholder approvals and, thereafter (ii) a subsequent transfer of the Series C Preferred Stock to a transferee not affiliated with the holder in a widely dispersed offering. The investors agreed that if we obtain the necessary shareholder approvals within six months of the issuance of the Series B Preferred Stock and Series C Preferred Stock, no dividends will be payable on the Series B Preferred Stock or Series C Preferred Stock (except for dividends payable to holders of the Series C Preferred Stock on a as-converted basis if and only to the extent dividends are paid to holders of common stock). Cumulative dividends will be owed at a rate of 20% per annum for the Series B Preferred Stock and Series C Preferred Stock, until the necessary shareholder approvals are obtained. In addition, if the necessary shareholder approvals are not obtained before December 21, 2010, the conversion price of $3.75 will be reduced by 10% to $3.375.

        In order for the Company to avoid the cost of dividends on the Series B Preferred Stock and the Series C Preferred Stock and to avoid a reduction in the conversion price and to assure favorable regulatory capital treatment for the net proceeds received in the private placement, the Company's shareholders must approve Proposal 1, holders of the Series B Preferred Stock must approve Proposal 2, and the holders of the Series C Preferred Stock must approve Proposal 3.

        THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE "FOR" PROPOSALS 1, 2, 3 AND 4 AT THE SPECIAL MEETING.

 PROPOSAL 1

APPROVAL BY THE HOLDERS OF COMMON STOCK OF THE
ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO THE CONVERSION
OF THE SERIES B PREFERRED STOCK AND THE SERIES C PREFERRED STOCK

        On June 21, 2010, we raised $75 million in gross proceeds in a private placement of 53,996 shares of our newly authorized Series B Mandatorily Convertible Cumulative Perpetual Preferred Stock and 21,004 shares of our newly authorized Series C Convertible Perpetual Preferred Stock to 30 separate institutional investors. The private placement was an element of the Company's capital plan submitted to the Federal Reserve Bank of San Francisco and the California Department of Financial Institutions in accordance with the Written Agreement. The net proceeds of approximately $70 million are being used to support the capital needs of the Company and Heritage Bank of Commerce and to fund the operations and growth of Heritage Bank of Commerce.

        Our Board adopted a resolution recommending that holders of our common stock approve the issuance of our common stock upon the conversion of the Series B Preferred Stock and the Series C Preferred Stock for purposes of NASDAQ Listing Rule 5635.

        Because our common stock is listed on the NASDAQ Global Select Market, we are subject to NASDAQ Listing Rule 5635, which requires shareholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by a company's common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

        The proposed conversion of the Series B Preferred Stock and Series C Preferred Stock for shares of our common stock falls under this NASDAQ rule because the shares of common stock issuable upon conversion of the Series B Preferred Stock and Series C Preferred Stock will exceed 20% of both the voting power and number of shares of our common stock outstanding before the issuance, and the negotiated price per share of our common stock on an as-converted basis was below the greater of our book value and market value of our common stock. The conversion price for both the Series B Preferred Stock and Series C Preferred Stock is $3.75 per share of our common stock, subject to certain potential adjustments, resulting in the issuance of additional shares of common stock upon conversion of the preferred stock.

        The consequences of the approval of Proposal 1 at the Special Meeting are described elsewhere in this proxy statement, including under "The Consequences if the Proposals Are Approved" on page 17.

        A failure to approve Proposal 1 at the Special Meeting would have potentially adverse consequences for the Company and its shareholders as described elsewhere in this proxy statement, including under "The Consequences if the Proposals Are Not Approved" on page 18.

        THE BOARD OF DIRECTORS RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE "FOR" THE PROPOSED ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO THE CONVERSION OF THE SERIES B PREFERRED STOCK AND SERIES C PREFERRED STOCK.

 PROPOSAL 2

APPROVAL BY THE HOLDERS OF THE SERIES B PREFERRED STOCK
OF THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO
THE CONVERSION OF THE SERIES B PREFERRED STOCK

        Our Board adopted a resolution recommending that holders of our Series B Preferred Stock approve the issuance of our common stock upon the conversion of the Series B Preferred Stock for purposes of California corporate law.

        Because we are a corporation incorporated in California, we are subject to the corporate laws of the State of California. Under the California General Corporation Law, when a series of preferred stock provides for conversion into common stock, unless other steps are taken, not applicable to the private placement, the conversion of the preferred stock must be approved by the affirmative vote of a majority of the outstanding shares of the class or series of preferred stock affected. The proposed conversion of the Series B Preferred Stock into shares of our common stock falls within these requirements.

        The consequences of the approval at the Special Meeting of Proposal 2 are described elsewhere in this proxy statement, including under "The Consequences if the Proposals Are Approved" on page 17.

        A failure to approve Proposal 2 at the Special Meeting would have potentially adverse consequences for the Company and its shareholders described elsewhere in this proxy statement, including under "The Consequences if the Proposals Are Not Approved" on page 18.

        In the Investment Agreement, each of the holders of the Series B Preferred Stock, separately for themselves, agreed with the Company to vote their respective shares of Series B Preferred Stock for Proposal 2.

        THE BOARD OF DIRECTORS RECOMMENDS THAT HOLDERS OF SERIES B PREFERRED STOCK VOTE "FOR" THE PROPOSED ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO THE CONVERSION OF THE SERIES B PREFERRED STOCK.

 PROPOSAL 3

APPROVAL BY THE HOLDERS OF THE SERIES C PREFERRED STOCK
OF THE ISSUANCE OF SHARES OF COMMON STOCK PURSUANT
TO THE CONVERSION OF THE SERIES C PREFERRED STOCK

        Our Board adopted a resolution recommending that holders of our Series C Preferred Stock approve the issuance of our common stock upon the conversion of the Series C Preferred Stock for purposes of California corporate law.

        As discussed above, because we are a corporation incorporated in California, we are subject to the corporate laws of the State of California. Under California General Corporation Law, when a series of preferred stock provides for conversion into common stock, unless other steps are taken not applicable to the private placement, the conversion of the preferred must be approved by the affirmative vote of a majority of the outstanding shares of the class or series of preferred stock affected. The proposed conversion of the Series C Preferred Stock into shares of our common stock falls within these requirements.

        The consequences of the approval at the Special Meeting of Proposal 3 are described elsewhere in this proxy statement, including under "The Consequences if the Proposals Are Approved" on page 17.

        A failure to approve Proposal 3 at the Special Meeting would have potentially adverse consequences for the Company and its shareholders described elsewhere in this proxy statement, including under "The Consequences if the Proposals Are Not Approved" on page 18.

        In the Investment Agreement, each of the holders of the Series C Preferred Stock, separately for themselves, agreed with the Company to vote their respective shares of Series C Preferred Stock for Proposal 3.

        THE BOARD OF DIRECTORS RECOMMENDS THAT HOLDERS OF SERIES C PREFERRED STOCK VOTE "FOR" THE PROPOSED ISSUANCE OF SHARES OF COMMON STOCK PURSUANT TO THE CONVERSION OF THE SERIES C PREFERRED STOCK.

 PROPOSAL 4

ADJOURNMENT OF MEETING

        As provided in the Bylaws of the Company, the presence at the Special Meeting, either in person or by a properly executed proxy, of the persons entitled to vote a majority of the shares of common stock, Series B Preferred Stock and Series C Preferred Stock, will constitute a quorum for the transaction of business at the Special Meeting. If a sufficient number of votes to constitute a quorum are not present at the Special Meeting, we could postpone the Special Meeting to a later date when a quorum would be present. However, we do not anticipate the lack of a quorum at the Special Meeting and we currently do not intend to postpone the date of the Special Meeting.

        Despite the presence of a quorum at the Special Meeting, we may propose to adjourn the Special Meeting if we have not received a sufficient number of votes to approve Proposals 1 through 3. The purpose of an adjournment would be to solicit additional proxies in favor of Proposals 1 through 3, as necessary and appropriate. Shareholder approval of Proposals 1 through 3 is a requirement of the Investment Agreements, dated June 18, 2010, between the Company and the purchasers of the Series B Preferred Stock and Series C Preferred Stock. In the event that approval of any or all of Proposals 1 through 3 are not obtained at the Special Meeting, the Company has agreed to include a proposal to approve (and the Board of Directors will recommend approval of) any or all of Proposals 1 through 3 at a subsequent special meeting of the shareholders to be held no later than 90 days from the date of the Special Meeting and, if necessary, at additional special meetings held no less than once in each subsequent six month period until approval of Proposals 1 through 3 has been obtained.

        Notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than 45 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting must be given to each shareholder of record entitled to vote at the meeting.

        The Board of Directors believes that it would be in the best interests of the Company and the shareholders to provide for the possibility that a vote to adjourn the Special Meeting may become necessary. Therefore, the Board of Directors requests shareholder approval to adjourn the Special Meeting (as may be proposed at the Special Meeting).

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ADJOURN THE SPECIAL MEETING, IF NECESSARY AND APPROPRIATE.

THE CONSEQUENCES IF THE PROPOSALS ARE APPROVED

        Shareholder approval of the Proposals will result in the following consequences:

Conversion of Series B Preferred Stock into Common Stock at the Initial Conversion Price

        Each share of Series B Preferred Stock will be automatically converted into shares of common stock on the first business day following receipt of the Shareholder Approvals. Assuming the Shareholder Approvals are obtained at the Special Meeting, the conversion will be at the initial conversion price of $3.75 per share. This means that each outstanding share of Series B Preferred Stock will automatically be converted into such number of shares of common stock determined by dividing $1,000 (the purchase price per share of the Series B Preferred Stock) by $3.75. If the conversion is not approved at the Special Meeting, or a subsequent meeting of shareholders held before December 21, 2010, the conversion price will be reduced by 10%.

Elimination of Preferred Dividend and Liquidation Rights of Holders of Series B Preferred Stock

        If the Shareholder Approvals are received, all shares of Series B Preferred Stock will be cancelled. As a result, approval of the conversion of Series B Preferred Stock will result in the elimination of the 20% per annum dividend rights and "participating" liquidation preference existing in favor of the Series B Preferred Stock. For more information regarding such dividend rights and liquidation preference, see "Description of the Preferred Stock—Series B Preferred Stock Terms and Provisions" in this proxy statement.

Conversion of Series C Preferred Stock into Common Stock at the Initial Conversion Price Upon a Subsequent Transfer

        Each share of Series C Preferred Stock will be automatically converted into shares of common stock following both (i) receipt of the Shareholder Approvals and (ii) a subsequent transfer thereafter of the Series C Preferred Stock to a transferee not affiliated with the holder in a widely dispersed offering. Assuming the Shareholder Approvals are obtained at the Special Meeting, the conversion price will be at the initial conversion price of $3.75 per share. This means that each outstanding share of Series C Preferred Stock will be converted upon a subsequent transfer by the holder into such number of shares of common stock determined by dividing $1,000 (the purchase price per share of the Series C Preferred Stock) by $3.75. If the conversion is not approved at the Special Meeting, or a subsequent meeting of shareholders held before December 21, 2010, the conversion price will be reduced by 10%.

Elimination of Preferred Dividend and Liquidation Rights of Holders of Series C Preferred Stock

        If the Shareholder Approvals are received, all shares of Series C Preferred Stock will remain outstanding until such time as the holder transfers the Series C Preferred Stock to a transferee not affiliated with the holder in a widely dispersed offering. However, shareholder approval of the conversion of Series C Preferred Stock will result in the elimination of the 20% per annum preferred dividend rights and "participating" liquidation preferences existing in favor of the Series C Preferred Stock. For more information regarding such dividend rights and liquidation preference, see "Description of the Preferred Stock—Series C Preferred Stock Terms and Provisions" in this proxy statement.

Rights of Investors

        The rights and privileges associated with the common stock issued upon conversion of the Series B Preferred Stock and Series C Preferred Stock will be identical to the rights and privileges associated with the common stock held by our existing common shareholders, including voting rights.

 Market Effects

        Despite the existence of certain restrictions on transfer, the issuance of shares of our common stock upon conversion of the Series B Preferred Stock and Series C Preferred Stock may impact trading patterns and adversely affect the market price of our common stock. If significant quantities of our common stock issued upon conversion of the Series B Preferred Stock and Series C Preferred Stock are sold (or if it is perceived that they may be sold) into the public market, the trading price of our common stock could be materially adversely affected.

Dilution

        We will issue through the conversion of the Series B Preferred Stock 14,399,000 shares of common stock (in addition to the 11,820,509 shares of common stock currently outstanding). In addition, the Series C Preferred Stock will remain outstanding and will be convertible into 5,601,000 shares of common stock if and when it is transferred by a holder to a transferee not affiliated with the holder in a widely dispersed offering. As a result, there will be an immediate and substantial dilutive effect on both the earnings per share of our common stock and the book value per share of our common stock. In addition, our existing shareholders will incur substantial dilution to their voting interests and will own a smaller percentage of our outstanding capital stock. For additional information regarding the dilutive effect of the private placement, please see the section of this proxy statement captioned "Pro Forma Financial Information," on page 28.

THE CONSEQUENCES IF THE PROPOSALS ARE NOT APPROVED

        If the Proposals are not approved at the Special Meeting, or if similar proposals are not approved at a subsequent meeting by the shareholders, the following consequences will result:

Series B Preferred Stock and Series C Preferred Stock Will Remain Outstanding

        The Series B Preferred Stock and Series C Preferred Stock will remain outstanding in accordance with their respective terms.

Adjustment of Conversion Price for the Series B Preferred Stock and Series C Preferred Stock

        The initial conversion price of the Series B Preferred Stock and the Series C Preferred Stock of $3.75 per share will be decreased by 10% if we fail to obtain shareholder approval by December 21, 2010 (six months after issuance of the Series B Preferred Stock and Series C Preferred Stock).

Continued Dividend Payments for the Series B Preferred Stock and Potential Market Effects

        The shares of Series B Preferred Stock will remain outstanding and, for so long as such shares remain outstanding, we will be required to pay dividends on the Series B Preferred Stock, on a cumulative basis, at a rate of 20% per annum. If we obtain shareholder approval by December 21, 2010, no dividends will be payable with respect to the Series B Preferred Stock. The ability of the Company to pay dividends is restricted by the terms of the Written Agreement. The Company's ability to pay dividends on the Series B Preferred Stock is also limited by the terms of its outstanding trust preferred securities and its Series A Preferred Stock. Accordingly, there is no assurance that we will be able to pay such dividends in the near future. If we are unable to pay such dividends as scheduled, the market perception could have a serious adverse impact on the price of our common stock.

Continued Dividend Payments for the Series C Preferred Stock and Potential Market Effects

        If shareholder approval is not obtained, we will be required to pay dividends on the Series C Preferred Stock, on a cumulative basis, at a rate of 20% per annum. The ability of the Company to pay dividends is restricted by the terms of the Written Agreement. The Company's ability to pay dividends on the Series C Preferred Stock is also limited by the terms of its outstanding trust preferred securities and its Series A Preferred Stock. Accordingly, there is no assurance that we will be able to pay such dividends in the near future. If we are unable to pay such dividends as scheduled, the market perception could have a serious adverse impact on the price of our common stock. If we obtain shareholder approval before December 21, 2010, no dividends will be payable with respect to the Series C Preferred Stock and, thereafter, the only dividends payable on the Series C Preferred Stock will be dividends paid on a as-converted basis if and only to the extent dividends are paid on our common stock.

Additional Shareholder Meetings

        If shareholder approval is not obtained at the Special Meeting, when and as adjourned, we will be required to call additional shareholder meetings and recommend approval of proposals similar to the Proposals within 90 days of the Special Meeting and, thereafter, every six months if necessary, until shareholder approval is obtained. We must bear the costs of soliciting the approval of our shareholders in connection with these meetings.

Restriction on Payment of Dividends

        If accrued dividends payable on all outstanding shares of the Series B Preferred Stock and Series C Preferred Stock have not been declared and paid, or declared and funds set aside therefor, we will not be permitted to declare or pay dividends with respect to, or redeem, purchase, or acquire our common stock or any of our junior securities, or redeem, purchase or acquire any parity securities, subject to limited exceptions.

Series B Preferred Stock Liquidation Preference

        For as long as the Series B Preferred Stock remains outstanding, in the event the Company voluntarily or involuntarily liquidates, dissolves or winds up, the holders of the Series B Preferred shall be entitled to receive, for each share of the Series B Preferred Stock, liquidating distributions equal to (i) the liquidation preference of $1,000 per share, plus any accrued but unpaid dividends thereon to and including the date of such liquidation and (ii) participation on a pro rata basis in all liquidating distributions made to the Company's holders of common stock based upon the number of shares of common stock issuable upon conversion of the Series B Preferred Stock.

Series C Preferred Stock Liquidation Preference

        Until shareholder approval, in the event the Company voluntarily or involuntarily liquidates, dissolves or winds up, the holders of the Series C Preferred Stock shall be entitled to receive, for each share of the Series C Preferred Stock, liquidating distributions equal to (i) the liquidation preference of $1,000 per share, plus any accrued but unpaid dividends thereon to and including the date of such liquidation and (ii) participation on a pro rata basis in all liquidating distributions made to the Company's holders of common stock based upon the number of shares of common stock issuable upon conversion of the Series C Preferred Stock.

 DESCRIPTION OF THE PREFERRED STOCK

        The following is a summary of the material terms and provisions of the preferences, limitations, voting powers and relative rights of the Series B Preferred Stock and Series C Preferred Stock as contained in the Certificates of Determination relating to the Series B Preferred Stock and Series C Preferred Stock, which are attached to this document as Annex A and Annex B, respectively, which we incorporate by reference into this proxy statement. Shareholders are urged to read the Series B Preferred Stock Certificate of Determination and the Series C Preferred Stock Certificate of Determination in their entirety. While the Company believes this summary covers the material terms and provisions of the Series B Preferred Stock Certificate of Determination and the Series C Preferred Stock Certificate of Determination , it may not contain all of the information that is important to you and is qualified in its entirety by reference to Annex A and Annex B.

Series B Preferred Stock Terms and Provisions

        Authorized Shares.    We have designated 54,050 shares of preferred stock as "Series B Mandatorily Convertible Cumulative Perpetual Preferred Stock" which has no par value, of which 53,996 shares are issued and outstanding.

        Mandatory Conversion.    The Series B Preferred Stock will convert into shares of the Company's common stock on the first business day following the approval by the holders of our common stock of the conversion of the Series B Preferred Stock into our common stock as required by the applicable NASDAQ rules and approval by the holders of the Series B Preferred Stock of the conversion as required by California corporate law. Assuming shareholder approval of Proposal 1 and Proposal 2 at the Special Meeting, the number of shares of our common stock into which each share of Series B Preferred Stock shall be converted will be determined by dividing the $1,000 per share (the purchase price for the Series B Preferred Stock) by the initial conversion price of $3.75 per share. If the conversion is not approved at the Special Meeting, or at a subsequent meeting of the shareholders held before December 21, 2010, the conversion price will be reduced by 10%. In addition, the conversion price of the Series B Preferred Stock is subject to customary anti-dilution adjustments.

        Dividends.    The Series B Preferred Stock accrues a cumulative cash dividend at a rate of 20% per annum. The dividends will not be paid if the shareholders approve the conversion of the Series B Preferred Stock before December 21, 2010. Beginning on December 21, 2010, if shareholders have not approved the conversion of the Series B Preferred Stock, dividends will be payable semi-annually. To the extent the Board of Directors does not declare and pay dividends on the Series B Preferred Stock for a dividend period, in full or otherwise, such unpaid dividends shall accrue and cumulate from the relevant dividend payment date, shall compound on each subsequent dividend payment date and shall be payable semi-annually in arrears on each subsequent dividend payment date. If all dividends payable on the Series B Preferred Stock have not been declared and paid for an applicable dividend period, the Company shall not declare or pay any dividends on any stock which ranks junior to the Series B Preferred Stock, or redeem, purchase or acquire any stock which ranks on a parity or junior to the Series B Preferred Stock, subject to customary exceptions. If all dividends payable on the Series B Preferred Stock have not been paid in full, any dividend declared on stock which ranks on a parity to the Series B Preferred Stock shall be declared and paid pro rata with respect to the Series B Preferred Stock and such parity stock.

        Participation in Dividends on Common Stock.    So long as any shares of Series B Preferred Stock are outstanding, if we declare any dividends on our common stock or make any other distribution to our common shareholders, the holders of the Series B Preferred Stock will be entitled to participate in such distribution on an as-converted basis.

        Ranking.    The Series B Preferred Stock ranks senior to all of the Company's common stock, and each other class or series of capital stock of the Company outstanding or established in the future by the Company, the terms of which do not expressly provide that it ranks on a parity with or senior to the

Series B Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company. The Series B Preferred Stock ranks on parity with the Company's Series A Preferred Stock and Series C Preferred Stock.

        Voting Rights.    Shares of Series B Preferred Stock generally have no voting rights other than as required by law, except that the approval of the holders of two-thirds of the Series B Preferred Stock, voting as a single class, will be required with respect to certain matters, including (i) charter amendments adversely affecting the rights, preferences or privileges of the Series B Preferred Stock and (ii) the creation of any series of senior equity securities. Under California law, a majority of the outstanding shares of Series B Preferred must approve the conversion of the Series B Preferred Stock.

        Liquidation Preference.    In the event the Company voluntarily or involuntarily liquidates, dissolves or winds up, the holders of the Series B Preferred shall be entitled to receive, for each share of the Series B Preferred Stock, liquidating distributions equal to (i) the liquidation preference of $1,000 per share, plus any accrued but unpaid dividends thereon to and including the date of such liquidation and (ii) participation on a pro rata basis in all liquidating distributions made to the Company's holders of common stock based upon the number of shares of common stock issuable upon conversion of the Series B Preferred Stock.

        Redemption.    The Series B Preferred Stock is not redeemable by the Company at any time, and the holders of the Series B Preferred Stock have no right to require redemption of any shares of Series B Preferred Stock.

        Anti-dilution Provisions.    The conversion price of the Series B Preferred Stock is also subject to customary anti-dilution adjustments, which will be made (subject to certain exceptions, including an exception for the Rights Offering) in the event that the Company:

  •
  pays dividends or other distributions on the common stock in shares of common stock;

  •
  subdivides, splits or combines the shares of common stock;

  •
  issues to holders of its common stock rights or warrants entitling them to purchase common stock at less than the then-current market price;

  •
  distributes to holders of its common stock indebtedness, shares of capital stock, securities, cash or other assets (other than cash dividends and certain other transactions);

  •
  makes a cash distribution to holders of common stock, other than (i) cash dividends to the extent a corresponding dividend is paid on the Series B Preferred Stock, (ii) cash distributed in a reorganization event or spin-off, (iii) upon liquidation, dissolution or winding-up and (iv) in connection with a tender or exchange offer by the Company;

  •
  completes a tender or exchange offer for the common stock where the consideration exceeds the closing price per share of the common stock on the trading day immediately succeeding the expiration of the tender offer or exchange offer;

  •
  has a shareholder rights plan in effect with respect to the common stock on the date of conversion of the Series B Preferred Stock and the rights have separated from the common stock prior to such conversion date; and

  •
  issues any common stock without consideration or for a consideration per share less than the conversion price then in effect for the Series B Preferred Stock.

        Preemptive Rights.    Holders of the Series B Preferred Stock have no preemptive rights, except as discussed under the terms of the Securities Purchase Agreement. See "Investment Agreements—The Securities Purchase Agreement—Preemptive Rights."

        Fundamental Change.    A "Reorganization Event" occurs if the Company enters into a transaction constituting a consolidation or merger of the Company or similar transaction, any sale or other transfer of all or substantially all of the consolidated assets of the Company and its subsidiaries or, any statutory exchange of outstanding shares of common stock (in each case pursuant to which its common stock will be converted into cash, securities or other property) or for certain reclassifications or exchanges of its common stock. If a Reorganization Event occurs then holders of the Series B Preferred Stock shall have the option to convert the Series B Preferred Stock in the kind of securities, cash and other property receivable in such event of that number of shares of common stock into which the shares of Series B Preferred Stock would then be convertible plus cash equal to any accrued and unpaid dividends, or be entitled to receive a liquidating distribution in accordance with the holder's liquidation preference.

Series C Preferred Stock Terms and Provisions

        Authorized Shares.    We have designated 21,050 shares of preferred stock as "Series C Convertible Perpetual Preferred Stock" which have no par value, of which 21,004 shares are issued and outstanding.

        Conversion.    The Series C Preferred Stock will be automatically converted following both (i) the approval by the holders of our common stock of the conversion of the Series C Preferred Stock into our common stock as required by the applicable NASDAQ rules, and approval by the holders of the Series C Preferred Stock of the conversion as required by California corporate law and (ii) a subsequent transfer thereafter by the holder to a transferee not affiliated with the holder in a widely dispersed offering. Assuming shareholder approval of Proposal 1 and Proposal 2 at the Special Meeting, the number of shares of our common stock into which each share of Series C Preferred Stock shall be converted will be determined by dividing the $1,000 per share (the purchase price for the Series C Preferred Stock) by the initial conversion price of $3.75 per share. If the conversion is not approved at the Special Meeting, or at a subsequent meeting of the shareholders held before December 21, 2010, the conversion price will be reduced by 10%. In addition, the conversion price of the Series C Preferred Stock is subject to customary anti-dilution adjustments.

        For purposes of the Series C Preferred Stock we refer to a "widely dispersed offering" as a (i) widespread public distribution, including pursuant to a registration statement filed with and declared effective by the SEC or Rule 144 under the Securities Act, (ii) a transfer in which no transferee (or group of associated transferees) after giving effect to the transfer, would own more than 2% of any class of voting securities of the Company or (iii) a transfer to a transferee that controls or is acquiring control of more than 50% of the voting securities.

        Dividends Prior to Shareholder Approval.    The Series C Preferred Stock accrues a cumulative cash dividend at a rate of 20% per annum until shareholders approve the conversion of the Series C Preferred Stock. The dividends will not be paid if shareholders approve the conversion of the Series C Preferred Stock at the Special Meeting, or at a subsequent meeting of the shareholders held before December 21, 2010. Beginning on December 21, 2010, if shareholders have not approved the conversion of the Series C Preferred Stock, dividends will be payable semi-annually in arrears. To the extent the Board of Directors does not declare and pay dividends on the Series C Preferred Stock for a dividend period, in full or otherwise, such unpaid dividends shall accrue and cumulate from the relevant dividend payment date, shall compound on each subsequent dividend payment date and shall be payable semi-annually in arrears on each subsequent dividend payment date. In addition, if we declare any dividends on our common stock or make any other distribution to our common stock shareholders, the holders of the Series C Preferred Stock will be able to participate in such distribution on an as-converted basis. If all dividends payable on the Series C Preferred Stock have not been declared and paid for an applicable dividend period, the Company shall not declare or pay any dividends on any stock which ranks junior to the Series C Preferred Stock, or redeem, purchase or acquire any stock which ranks on a parity or junior to the Series C Preferred Stock, subject to customary exceptions. If all dividends payable on the Series C Preferred Stock have not been paid in full, any dividend declared on stock which ranks on a parity to the Series C Preferred Stock shall be declared and paid pro rata with respect to the Series C Preferred Stock and such parity stock.

        Dividends after Shareholder Approval.    After the shareholders approve the conversion of the Series C Preferred, dividends will be payable to the holders of the Series C Preferred Stock if and only to the extent payable to holders of common stock.

        Ranking.    The Series C Preferred Stock ranks senior to all of the Company's common stock, and each other class or series of capital stock of the Company outstanding or established in future by the Company, the terms of which do not expressly provide that it ranks on a parity with or senior to the Series C Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company. The Series C Preferred Stock ranks on parity with the Company's Series A Preferred Stock and Series B Preferred Stock.

        Voting Rights.    Shares of Series C Preferred Stock generally have no voting rights other than as required by law, except that the approval of the holders of two-thirds of the Series C Preferred Stock, voting as a single class, will be required with respect to certain matters, including charter amendments adversely affecting the rights, preferences or privileges of the Series C Preferred Stock. Under California law, a majority of the outstanding shares of Series C Preferred must approve the conversion of the Series C Preferred Stock.

        Liquidation Preference Prior to Shareholder Approval of the Series C Preferred Stock.    Prior to shareholder approval of the conversion of the Series C Preferred Stock, in the event the Company voluntarily or involuntarily liquidates, dissolves or winds up, the holders of the Series C Preferred shall be entitled to receive, for each share of the Series C Preferred Stock, liquidating distributions equal to (i) the liquidation preference of $1,000 per share, plus any accrued but unpaid dividends thereon and authorized and declared but unpaid dividends to and including the date of such liquidation and (ii) participation on a pro rata basis in all liquidating distributions made to the Company's holders of common stock based upon the number of shares of common stock issuable upon conversion of the Series C Preferred Stock.

        Liquidation Preference After Shareholder Approval.    After shareholder approval of the conversion of the Series C Preferred Stock, if the Company voluntarily or involuntarily liquidates, dissolves or winds up, the holders of the Series C Preferred Stock shall be entitled, for each share of Series C Preferred Stock held, to a liquidation preference of $1,000 per share, plus any declared and unpaid dividends.

        Redemption.    The Series C Preferred Stock is not redeemable by the Company at any time, and the holders of the Series C Preferred Stock have no right to require redemption of any shares of Series C Preferred Stock.

        Anti-dilution Provisions.    Prior to shareholder approval of the conversion of the Series C Preferred Stock, the conversion price of the Series C Preferred Stock is also subject to customary anti-dilution adjustments, which will be made (subject to certain exceptions, including an exception for the Rights Offering) in the event that the Company:

  •
  pays dividends or other distributions on the common stock in shares of common stock;

  •
  subdivides, splits or combines the shares of common stock;

  •
  issues to holders of its common stock rights or warrants entitling them to purchase common stock at less than the then-current market price;

  •
  distributes to holders of its common stock indebtedness, shares of capital stock, securities, cash or other assets (other than cash dividends and certain other transactions);

  •
  makes a cash distribution to holders of common stock, other than (i) cash dividends to the extent a corresponding dividend is paid on the preferred stock, (ii) cash distributed in a tender offer or exchange offer, (iii) upon liquidation, dissolution or winding-up and (iv) in connection with a tender or exchange offer by the Company;

  •
  completes a tender or exchange offer for the common stock where the consideration exceeds the closing price per share of the common stock on the trading day immediately succeeding the expiration of the tender offer or exchange offer;

  •
  has a shareholder rights plan in effect with respect to the common stock on the date of conversion of the Series C Preferred Stock and the rights have separated from the common stock prior to such conversion date; and

  •
  issues any common stock without consideration or for a consideration per share less than the conversion price then in effect for the Series C Preferred Stock.

        After shareholder approval of the conversion of the Series C Preferred Stock, if the Company (i) subdivides its outstanding shares of common stock into a greater number of shares, or (ii) combines its outstanding shares of common stock into a smaller number of shares of common stock, then the Company shall similarly subdivide or combine its outstanding shares of Series C Preferred Stock, as applicable.

        Preemptive Rights.    Holders of the Series C Preferred Stock have no preemptive rights, except as discussed below under the terms of the Securities Purchase Agreement. See "Investment Agreements—The Securities Purchase Agreement—Preemptive Rights."

        Fundamental Change.    A "Reorganization Event" occurs if the Company enters into a transaction constituting a consolidation or merger of the Company or similar transaction, any sale or other transfer of all or substantially all of the consolidated assets of the Company and its subsidiaries or, any statutory exchange of outstanding shares of common stock (in each case pursuant to which its common stock will be converted into cash, securities or other property) or for certain reclassifications or exchanges of its common stock. If a Reorganization Event occurs then holders of the Series C Preferred Stock shall have the option to convert the Series C Preferred Stock in the kind of securities, cash and other property receivable in such event of that number of shares of common stock into which the shares of Series C Preferred Stock would then be convertible plus cash equal to any accrued and unpaid dividends, or be entitled to receive a liquidating distribution in accordance with the holder's liquidation preference.

DESCRIPTION OF THE INVESTMENT AGREEMENTS

        The Company entered into a Securities Purchase Agreement and a Registration Rights Agreement with the investors to complete the private placement. We refer to these agreements as the "Investment Agreements." The following is a summary of material terms of the Investment Agreements. A copy of the form of the Securities Purchase Agreement is attached to this document as Annex C and is incorporated by reference into this proxy statement. A copy of the form of the Registration Rights Agreement is attached to this document as Annex D and is incorporated by reference into this proxy statement. Shareholders are urged to read the form of the Securities Purchase Agreement attached as Annex C and the form of the Registration Rights Agreement attached as Annex D in their entirety. While the Company believes this summary covers the material terms and provisions of the Securities Purchase Agreement and the Registration Rights Agreement, it may not contain all of the information that is important to you and is qualified in its entirety by reference to Annex C and Annex D.

Securities Purchase Agreement

        Purchase and Sale of Stock.    Pursuant to the Securities Purchase Agreement, we agreed to issue and sell 53,996 shares of the Series B Preferred Stock and 21,004 shares of Series C Preferred Stock, in the aggregate, to the investors.

        Representations and Warranties.    We made customary representations and warranties to the investors relating to us, our business and our capital stock, including with respect to the shares of Series B Preferred Stock and Series C Preferred Stock to be issued to the investors pursuant to the Securities Purchase Agreement. The representations and warranties in the Securities Purchase Agreement were made for purposes of the Securities Purchase Agreement and are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Securities Purchase Agreement, including being qualified by confidential disclosures made for the purposes of allocating contractual risk. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing such matters as facts. The representations and warranties and other provisions of the Securities Purchase Agreement should not be read alone, but instead should only be read together with the information provided elsewhere in this document and the periodic and current reports and statements that we file with the SEC.

        Agreement to Seek Shareholder Approval.    We agreed to call and hold a meeting of the shareholders as promptly as reasonably practicable but in no event later than November 30, 2010, and to recommend and seek shareholder approval of the Proposals. In addition, we agreed to prepare and file this proxy statement with the SEC and to cause the proxy statement to be mailed to shareholders within specified timeframes, as well as, subject to the fiduciary duties of the Board of Directors, to use reasonable best efforts to solicit proxies for the shareholder approval of the Proposals. If shareholder approval is not obtained by November 30, 2010, we will call additional meetings and recommend approval of similar Proposals to the shareholders within 90 days and every six months thereafter until shareholder approval has been obtained.

        Other Covenants.    We agreed to a number of customary covenants, including covenants with respect to the reservation and listing on NASDAQ of the common stock to be issued upon conversion of the Series B Preferred Stock and Series C Preferred Stock.

        Indemnity.    We have agreed to customary indemnification provisions for the benefit of the investors to certain losses suffered by the investors arising from material breaches of our representations, warranties and covenants in the Securities Purchase Agreement or relating to certain losses arising from actions, suits or claims relating to the Securities Purchase Agreement or the transactions contemplated thereby.

        Board Representation.    In connection with the private placement, the following investors, Patriot Financial Partners, L.P., Patriot Financial Partners Parallel, L.P. (collectively referred to herein as

"Patriot") and Castle Creek Capital Partners IV, LP ("Castle Creek") obtained the right to representation on our Board of Directors and on our Board of Directors of Heritage Bank of Commerce (one for Patriot, collectively, and one for Castle Creek). Specifically, these two investors are each entitled to nominate one person to be elected or appointed to our Board (and the Board of Directors of Heritage Bank of Commerce) subject to receipt of applicable regulatory approvals, satisfaction of all legal and governance requirements regarding service as a director of the Company and Heritage Bank of Commerce and the reasonable approval of the Governance and Nominating Committee of our Board. So long as each of these investors (along with their affiliate funds) holds at least 4.9% of all outstanding shares of our common stock (counting for such purposes all shares of common stock into which or for which shares of any preferred stock owned by such investor are directly or indirectly convertible or exercisable and excluding as shares owned and outstanding shares of common stock issued by the Company after the closing date, other than as contemplated by the Securities Purchase Agreement), the Company will be required to recommend to its shareholders the election of the investor's board representative at the Company's annual meeting, subject to satisfaction of all legal and governance requirements regarding service as a director of the Company and to the reasonable approval of the Governance and Nominating Committee and the Board. Each of the board representatives may serve on any of the board committees, except the Audit Committee, so long as the board representative qualifies to serve on such committees under applicable rules of NASDAQ and the Company's corporate governance guidelines and the charters of such committees. For so long as Castle Creek and Patriot are entitled to a board representative but do not have a board representative serving on the Board, these investors will be entitled to designate one board observer subject to applicable legal requirements. The rights to a Board representative and board observer privileges are personal to the specific investor and such rights are not transferable.

        Preemptive Rights.    The Securities Purchase Agreement provides investors with preemptive rights, generally applicable for so long as such investors and their affiliates hold at least 4% of all outstanding shares of common stock (counting for such purposes all shares of common stock into which or for which shares of any preferred stock owned by such investor are directly or indirectly convertible or exercisable) in order to enable them to maintain their proportionate ownership of our common stock. At any time that such investors with preemptive rights meet this ownership threshold and the Company makes any offering or sale of any equity, or any securities convertible or exchangeable into equity or that includes an equity component, such investor may acquire at the same price and on the same terms, subject to certain limitations, that number of the securities being offered necessary to maintain its proportionate common stock-equivalent interest in the Company. However, the investors may not exercise the foregoing right in connection with (i) any common stock or other securities issuable upon the exercise or conversion of any securities of the Company issued or agreed or contemplated to be issued as of June 21, 2010, (ii) pursuant to the granting or exercise of employee stock options, restricted stock or other stock incentives pursuant to the Company's stock incentive plans approved by the Board of Directors or the issuance of stock pursuant to the Company's employee stock purchase plan approved by the Board of Directors or similar plan where stock is being issued or offered to a trust, other entity or otherwise, for the benefit of any employees, officers or directors of the Company, in each case in the ordinary course of providing incentive compensation, (iii) issuances of capital stock as full or partial consideration for a merger, acquisition, joint venture, strategic alliance, license agreement or other similar nonfinancing transaction, (iv) issuance of common stock upon exercise of warrants outstanding as of the date hereof or (v) the Rights Offering.

        Transfer Restrictions.    The Series B Preferred Stock and the Series C Preferred Stock issued in the private placement, and the common stock issuable pursuant to those securities, have not been registered under the Securities Act, or under the securities laws of any state or other jurisdiction, and unless so registered may not be offered or sold in the United States or to U.S. persons except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

        Voting Agreement.    Subject to any applicable law or regulation to the contrary, each of the investors, severally and solely for its own behalf, and as further consideration to the Company for its agreement to sell the preferred stock to the investors, agreed to vote all of the shares of Series B Preferred Stock and all the shares of Series C Preferred Stock held by such investor (and to cause any affiliate to vote) in favor of the Proposals at the Special Meeting, or any subsequent meeting held to approve similar proposals, if required. Each of the investors also agreed that as a condition of transfer of shares of the Series B Preferred Stock or the shares of Series C Preferred Stock, whether by operation of law or otherwise, the investor must require the transferee of such preferred shares to agree to vote in favor of the Proposals 2 and 3, as applicable at the Special Meeting, or any subsequent meeting held to approve similar proposals, if required.

        Venture Capital Operating Company Agreement.    Pursuant to the Security Purchase Agreement, the Company and Patriot and the Company and Castle Creek entered into separate venture capital operating company agreements (collectively, the "VCOC Agreement"), pursuant to which, at any time that the Patriot or Castle Creek, respectively do not have a board representative, each will be entitled to visit and inspect offices and properties of the Company; will be provided financial statements of the Company as soon as available within 45 days after the end of each quarter or 120 days after year end (except to the extent such financial statements are filed with the SEC); will consult with appropriate officers and directors of the Company periodically, but not more frequently than once per quarter, with respect to matters relating the business and affairs of the Company; and, to the extent consistent with applicable law (and with events which require public disclosure, only following the Company's public disclosure thereof), the Company will inform Patriot and Castle Creek in advance with respect to any significant corporate actions, and to provide each of them separately with the right to consult with the Company in advance with respect to such actions, as long as they beneficially own any shares of common stock or other securities convertible into common stock. These rights are intended to satisfy the requirements of management rights for purposes of qualifying the Patriot and Castle Creek investments in the Company as venture capital investments for purposes of the Department of Labor "plan assets" regulations.

        Fees and Expenses.    We reimbursed and compensated Castle Creek and Patriot for their respective expenses incurred in connection with due diligence, the negotiation and preparation of the transaction documents and consummating the private placement, in an amount of $60,000 and $50,000, respectively. Sandler O'Neill & Partners, L.P. served as placement agent and received a placement agent fee of $4,125,000.

Registration Rights Agreement

        We also entered into a Registration Rights Agreement, dated June 18, 2010, with the investors pursuant to which we agreed to (i) file a registration statement with the SEC within 30 calendar days of the closing date, to register the Series B Preferred Stock, the Series C Preferred Stock and the underlying shares of common stock to be issued upon conversion of the Series B Preferred Stock and Series C Preferred Stock, for resale under the Securities Act, (ii) use commercially reasonable efforts to cause such registration statement to be declared effective within 90 calendar days of closing (or 120 calendar days in the event of an SEC review), subject to specified exceptions, and (iii) continue to take certain steps to maintain effectiveness of the registration statement and facilitate certain other matters. Failure to meet these deadlines and certain other events may result in the Company's payment to the investors of liquidated damages in the amount of 0.5% of the purchase price per month. The Company will bear all expenses incident to performing its obligations under the Registration Rights Agreement regardless of whether any securities are sold pursuant to a relevant registration statement, including registration and filing fees, printing expenses, legal fees, and other incidental expenses. The Company shall not be responsible for any underwriting discounts, broker or similar fees or commissions, or legal fees, of any holder. The Registration Rights Agreement also provides for customary reciprocal indemnification provisions relating to certain losses suffered by either party arising from any untrue or alleged untrue statement of a material fact, or material omission, in any relevant registration statement or prospectus.

 PRO FORMA FINANCIAL INFORMATION

Basis of Presentation

        The unaudited pro forma consolidated balance sheet tables and pro forma earnings per share tables presented below have been prepared by our management to illustrate the impact of the Company's private placement. The Company entered into a Securities Purchase Agreement, dated June 18, 2010, with 30 separate investors pursuant to which the investors acquired an aggregate of $75 million of newly issued preferred stock of the Company, described as follows:

  •
  A total of 53,996 shares of Series B Mandatorily Convertible Cumulative Perpetual Preferred Stock, no par value ("Series B Preferred Stock") which will automatically convert into an aggregate of 14,399,000 shares of common stock at a per common share conversion price of $3.75 per share (subject to certain adjustments) upon receipt of the approval of the shareholders.

  •
  A total of 21,004 shares of Series C Convertible Perpetual Preferred Stock, no par value ("Series C Preferred Stock") which will automatically convert into an aggregate of 5,601,000 shares of common stock at a per common share conversion price of $3.75 per share (subject to certain adjustments) upon receipt of the approval of the shareholders, and a subsequent transfer of the Series C Preferred Stock to a transferee not affiliated with the holder in a widely dispersed offering.

        In the event the shareholders do not approve the conversion of the Series B Preferred Stock and Series C Preferred Stock at the Special Meeting or a subsequent shareholder meeting held before December 21, 2010, holders of shares of Series B Preferred Stock and Series C Preferred Stock will be entitled to cumulative dividends that will accrue and be payable whether or not declared by our Board of Directors at the rate of 20% per annum.

Balance Sheet

        The following tables present the Company's unaudited pro forma condensed consolidated balance sheet adjusted for the pro forma impact of the private placement for the period shown. The pro forma consolidated balance sheet as of March 31, 2010 assumes (i) the Company completed the private placement on March 31, 2010 and (ii) the conversion of the Series B Preferred Stock and the Series C Preferred Stock into common stock occurred on March 31, 2010. The pro forma balance sheet adjustments reflect cash received in the offering on June 21, 2010 of approximately $75 million, liabilities for estimated direct costs of the capital raise of approximately $5 million and a net increase in common stock of $70 million.

	March 31, 2010
(Dollars in thousands, except per share amounts)	Actual (unaudited)	Offering Adjustment		Pro forma (unaudited)
Assets
Cash and due from banks	$53,295	$75,000	(1)	$128,295
Securities available-for-sale, at fair value	139,387	—		139,387
Loans held for sale, at lower of cost or market	11,123	—		11,123
Loans, net	979,918	—		979,918
Other assets	152,853	—		152,853

Total assets	$1,336,576	$75,000		$1,411,576

Liabilities and Shareholders' Equity
Liabilities:
Deposits	$1,081,695	$—		$1,081,695
Securities sold under agreements to repurchase	20,000	—		20,000
Subordinated debt	23,702	—		23,702
Other liabilities	43,090	5,000	(2)	48,090

Total liabilities	1,168,487	$5,000		1,173,487
Shareholders' equity:
Series A preferred stock, net of discount	38,339	—		38,339
Common stock, no par value	80,484	70,000	(3)(4)	150,484
Retained earnings	51,678	—		51,678
Accumulated other comprehensive loss, net of taxes	(2,412)	—		(2,412)

Total shareholders' equity	168,089	70,000		238,089

Total liabilities and stockholders' equity	$1,336,576	$75,000		$1,411,576

Capital Ratios
Heritage Commerce Corp:
Tangible Common Equity/Tangible Assets (TCE Ratio)	6.44%			11.26%
Leverage Ratio	10.19%			15.61%
Tier 1 Risk-Based Capital Ratio	11.88%			17.97%
Total Risk-Based Capital Ratio	13.14%			19.24%
Heritage Bank of Commerce:
Leverage Ratio	10.07%			13.16	%(5)
Tier 1 Risk-Based Capital Ratio	11.73%			15.15	%(5)
Total Risk-Based Capital Ratio	13.00%			16.41	%(5)
Per Common Share Values
Book Value Per Share	$10.98			$6.28	(4)
Tangible Book Value Per Share	$7.03			$4.81	(4)

(1)
Represents increase in cash and equivalents from proceeds of private placement.

(2)
Represents estimate of the direct costs of the capital raise.

(3)
Represents net increase in common stock.

(4)
Assumes the conversion of 53,996 shares of Series B Preferred Stock into 14,399,000 shares of common stock and the conversion of the 21,004 shares of Series C Preferred Stock into 5,601,000 shares of common stock based on the initial conversion price of $3.75.

(5)
Assumes that net proceeds of $40 million has been contributed to Heritage Bank of Commerce in the form of Tier 1 Capital.

Earnings Per Share

        The following table presents the Company's unaudited consolidated pro forma earnings per share adjusted for the pro forma impacts of the private placement for the period shown. The unaudited pro forma net income (loss) per share and unaudited pro forma earnings (loss) per share assumes the Company completed the private placement, and the Series B Preferred Stock and Series C Preferred Stock were fully converted into common stock, at the beginning of 2010. A total of 53,996 shares of Series B Preferred Stock were assumed to convert into 14,399,000 shares of common stock, and a total of 21,004 shares of Series C Preferred Stock were assumed to convert into 5,601,000 shares of common stock.

	For the three Months Ended March 31, 2010
(Dollars in thousands, except per share amounts)	Actual (unaudited)	Offering Adjustment	Pro forma (unaudited)
Net loss	$(4,120)	$—	$(4,120)
Dividends and discount accretion on preferred stock	(591)	—	(591)

Net loss allocable to common shareholders	$(4,711)	$—	$(4,711)

Basic loss per share	$(0.40)	—	$(0.15)
Diluted loss per share	$(0.40)	—	$(0.15)
Common shares	11,820,509	20,000,000	31,820,509
Diluted shares	11,820,509	20,000,000	31,820,509

 BENEFICIAL OWNERSHIP OF COMMON STOCK

        The following table sets forth information as of June 30, 2010, pertaining to beneficial ownership of the Company's common stock by persons known to the Company to own five percent or more of the Company's common stock, current directors of the Company, our named executive officers (as set forth in our Annual Meeting proxy statement on file with the SEC), and all directors and executive officers of the Company, as a group. This information has been obtained from the Company's records, or from information furnished directly by the individual or entity to the Company. The following table does not include any common stock issuable upon conversion of the Series B Preferred Stock or Series C Preferred Stock.

        For purposes of the following table, shares issuable pursuant to stock options which may be exercised within 60 days of June 30, 2010 are deemed to be issued and outstanding and have been treated as outstanding in determining the amount and nature of beneficial ownership and in calculating the percentage of ownership of those individuals possessing such interest, but not for any other individuals.

Name of Beneficial Owner(1)	Position	Shares Beneficially Owned(2)(3)		Exercisable Options	Percent of Class(3)
Frank G. Bisceglia	Director	123,535	(4)	18,190	1.04%
Jack W. Conner	Director & Chairman of the Board	97,265	(5)	19,265	*
William J. Del Biaggio, Jr.	Executive Vice President/Marketing & Community Relations	156,278	(6)(16)	21,311	1.32%
Celeste V. Ford	Director	5,044	(7)	2,044	*
Walter T. Kaczmarek	President, CEO and Director	184,207	(8)(16)	90,753	1.55%
Mark E. Lefanowicz	Director	38,447	(9)	4,042	*
James A. Mayer	Former Executive Vice President/East Bay Division	37,832	(10)	—	*
Lawrence D. McGovern	Executive Vice President & CFO	74,175	(11)(16)	46,952	*
Robert T. Moles	Director	108,079	(12)	17,775	*
Michael R. Ong	Executive Vice President & Chief Credit Officer	12,568		12,568	*
Raymond Parker	Executive Vice President/Banking Division	127,399	(16)	54,452	1.07%
Humphrey P. Polanen	Director	27,578	(13)	13,190	*
Charles J. Toeniskoetter	Director	38,090	(14)	25,690	*
Ranson W. Webster	Director	620,768		18,190	5.24%
All directors, and executive officers (15 individuals)		1,651,265			13.57%
Dimensional Fund Advisors LP		775,822	(15)		6.56%

*
Less than one percent (1%).

1.
Except as otherwise noted, the address for all persons is c/o Heritage Commerce Corp, 150 Almaden Boulevard, San Jose, California, 95113.

2.
Subject to applicable community property laws and shared voting and investment power with a spouse, the persons listed have sole voting and investment power with respect to such shares unless otherwise noted. Listed amounts reflect all previous stock splits and stock dividends.

3.
Includes shares beneficially owned (including options exercisable within 60 days of June 30, 2010, as shown in the "Exercisable Options" column), both directly and indirectly, together with associates.

4.
Includes 12,784 shares held as trustee of the Edith Lico Simoni Trust, 89,895 shares as one of two trustees of the Bisceglia Family Trust, and 15,450 shares held by Mr. Bisceglia in a personal Individual Retirement Account.

5.
Includes 300 shares held in a trust account, and 6,700 shares held by Mr. Conner's spouse.

6.
Includes 77,949 shares held in a personal Individual Retirement Account, 49,000 shares held as one of two trustees of the Del Biaggio Family Trust, and 5,716 shares held in the name of his spouse.

7.
Includes 3,000 shares in a trust account held by Ms. Ford.

8.
Includes 12,750 restricted shares held by Mr. Kaczmarek and 41,000 shares held in a personal Individual Retirement Account. Mr. Kaczmarek individually owns 38,850 shares. Mr. Kaczmarek was awarded 51,000 restricted shares of the Company common stock pursuant to the terms of a Restricted Stock Agreement, dated March 17, 2005. Under the terms of the Restricted Stock Agreement, the restricted shares vest 25% per year at the end of years three, four, five and six, provided Mr. Kaczmarek is still employed with the Company, subject to accelerated vesting upon termination without cause, change of control, termination by Mr. Kaczmarek for good reason (each as defined in his employment agreement), death or disability. Mr. Kaczmarek has the right to vote the shares prior to the time they vest.

9.
Includes 5,726 shares held by Mr. Lefanowicz individually and 28,679 shares held by Mr. Lefanowicz in a personal Individual Retirement Account.

10.
Mr. Mayer retired from the Company on May 1, 2009. He was a named executive officer in the Company's 2010 Annual Meeting proxy statement.

11.
Includes 4,980 shares held for Mr. McGovern in a personal Individual Retirement Account.

12.
Includes 18,295 shares held by Mr. Moles' spouse.

13.
Includes 12,765 shares held by Mr. Polanen in a personal Individual Retirement Account and 1,623 shares held by his spouse.

14.
Includes 150 shares held by Mr. Toeniskoetter's spouse, and 12,250 shares held by the Toeniskoetter & Breeding, Inc. Profit Sharing Plan.

15.
Dimensional Fund Advisors LP ("Dimensional"), an investment advisor, furnishes investment advice to four investment companies and serves as investment manager to certain other commingled trusts and separate accounts. These investment companies, trusts and accounts are referred to as the "Funds." In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the securities of the shares held by the Funds. However, all securities reported in this table are owned by the Funds and Dimensional disclaims beneficial ownership to the shares owned by the Funds. The address for Dimensional is 6300 Bee Cave Road, Austin, Texas 78746. All of the foregoing information has been obtained from the Schedule 13/G filed with the SEC on February 8, 2010.

16.
The Company's Employee Stock Ownership Plan owns 142,000 shares of our common stock all of which have been allocated. These include shares held for the account of the following named executive officers and included in the table for: Mr. Kaczmarek 1,454 shares, Mr. McGovern 4,723 shares, Mr. Del Biaggio, Jr. 2,302 shares, Mr. Parker 1,193 shares, Mr. Mayer 165 shares, and zero shares for Mr. Ong. Mr. Kaczmarek and Mr. McGovern are two of the three trustees of the Employee Stock Ownership Plan. As trustees, they have the power to vote any unallocated shares of the Employee Stock Ownership Plan (currently no shares are unallocated) and allocated shares for which voting instructions are not otherwise provided.

OTHER BUSINESS

        If any matters not referred to in this proxy statement come before the Special Meeting incident to conducting the meeting, the proxy holders will vote the shares represented by proxies in accordance with their best judgment. According to the Company Bylaws, business to be conducted at a special meeting of shareholders may only be brought before the meeting by means of the Company's notice of meeting. Accordingly, no other matters, except those described in this proxy statement, will be presented for action at the Special Meeting or at any adjournment or postponement of the Special Meeting.

SHAREHOLDER PROPOSALS

        Under certain circumstances, shareholders are entitled to present proposals at shareholders' meetings, provided that the proposal is presented in a timely manner and in a form that complies with applicable regulations. Any shareholder proposals intended to be presented for consideration at the 2011 Annual Meeting of Shareholders, and to be included in the Company's proxy statement for that meeting under SEC Rule 14a-8, must be received by the Company for inclusion in the proxy statement and form of proxy for that meeting no later than December 21, 2010 in a form that complies with applicable regulations. If the date of next year's Annual Meeting is moved more than 30 days before or after the anniversary of the 2010 Annual Meeting, the deadline for inclusion is instead a reasonable time before the Company begins to print and mail its proxy materials.

        For a shareholder proposal to be presented at the 2011 Annual Meeting that is not intended to be included in the Company's 2011 Annual Meeting proxy statement under SEC Rule 14a-8, the proposal must be submitted at least 45 days before the date the proxy statement and form of proxy for the 2010 Annual Meeting was first mailed to shareholders. If the date of next year's Annual Meeting is more than 30 days before or after the anniversary of this year's Annual Meeting, the deadline for submitting a proposal is instead a reasonable time before the Company begins to print and mail its proxy materials.

HERITAGE COMMERCE CORP
Debbie Reuter Corporate Secretary

August 16, 2010
San Jose, California

 ANNEX A

CERTIFICATE OF DETERMINATION
OF
SERIES B MANDATORILY CONVERTIBLE CUMULATIVE
PERPETUAL PREFERRED STOCK
OF
HERITAGE COMMERCE CORP

        Pursuant to Section 401 of the Corporations Code of the State of California:

        We, Lawrence McGovern, Executive Vice-President and Chief Financial Officer, and Debbie Reuter, Secretary, of Heritage Commerce Corp, a corporation organized under the laws of the State of California (hereinafter called the "Corporation"), do hereby certify as follows:

        1.     On June 17, 2010, the Board of Directors of the Corporation adopted a resolution designating 54,050 shares of preferred stock as Series B Mandatorily Convertible Cumulative Perpetual Preferred Stock.

        2.     No shares of Series B Mandatorily Convertible Cumulative Perpetual Preferred Stock have been issued.

        3.     Pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation of the Corporation, as amended, the following resolution was duly adopted by the Board of Directors on June 17, 2010, creating the series of preferred stock designated as Series B Mandatorily Convertible Cumulative Perpetual Preferred Stock:

        RESOLVED, that pursuant to the provisions of the Articles of Incorporation of the Corporation, as amended, and applicable law, a series of preferred stock of the Corporation be and hereby is created, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series are as follows:

        Section 1.    Designation.    There is hereby created out of the authorized and unissued shares of preferred stock of the Corporation a series of preferred stock designated as the "Series B Mandatorily Convertible Cumulative Perpetual Preferred Stock" (the "Series B Preferred Stock"). The number of shares constituting such series shall be 54,050. The Series B Preferred Stock shall have no par value per share.

        Section 2.    Ranking.    The Series B Preferred Stock will, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank (i) on a parity with the Corporation's Series A Fixed Rate Cumulative Perpetual Stock issued on November 21, 2008 (the "Series A Preferred Stock"), the Corporation's Series C Convertible Perpetual Preferred Stock (the "Series C Preferred Stock"), and with each class or series of equity securities of the Corporation the terms of which do not expressly provide that such class or series will rank senior or junior to the Series B Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively referred to as "Parity Securities"), and (ii) senior to the Corporation's common stock, no par value per share (the "Common Stock"), and each other class or series of capital stock of the Corporation outstanding or established on or after the Effective Date by the Corporation the terms of which do not expressly provide that it ranks on a parity with or senior to the Series B Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively referred to as "Junior Securities"). The Corporation has the power to authorize and/or issue additional shares or classes or series of Junior Securities or Parity Securities without the approval of the Holders; provided, however, that for as long as the Series B Preferred Stock remains outstanding, no preferred stock of the Corporation that would rank senior to the Series B Preferred Stock may be issued without, in each case, the express approval of the

Holders of at least two-thirds of the issued and outstanding shares of Series B Preferred Stock voting as a single class.

        Section 3.    Definitions.    The following initially capitalized terms shall have the following meanings, whether used in the singular or the plural:

        (a)   "Additional Stock" has the meaning set forth in Section 10(a)(viii)(F).

        (b)   "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        (c)   "Applicable Conversion Price" means the Conversion Price in effect at any given time.

        (d)   "Business Day" means any day that is not Saturday or Sunday and that, in the City of New York and in the State of California, is not a day on which banking institutions generally are authorized or obligated by law or executive order to be closed.

        (e)   "Certificate of Determination" means this Certificate of Determination of Heritage Commerce Corp, dated June 17, 2010.

        (f)    "Closing Price" of the Common Stock (or other relevant capital stock or equity interest) on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock (or other relevant capital stock or equity interest) on the NASDAQ Global Select Market on such date. If the Common Stock (or other relevant capital stock or equity interest) is not traded on the NASDAQ Global Select Market on any date of determination, the Closing Price of the Common Stock (or other relevant capital stock or equity interest) on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock is so listed or quoted, or if the Common Stock (or other relevant capital stock or equity interest) is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock (or other relevant capital stock or equity interest) in the over-the-counter market as reported by Pink OTC Markets Inc. or similar organization, or, if that bid price is not available, the market price of the Common Stock (or other relevant capital stock or equity interest) on that date as determined by a nationally recognized independent investment banking firm retained by the Corporation for this purpose, subject to the joint approval of the Board of Directors of the Corporation and the Holders. The Corporation shall cause at its expense the investment bank to perform the determinations and notify the Corporation and the Holders of the results no later than ten Business Days from the time it receives the engagement. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

        For purposes of this Certificate of Determination, all references herein to the "Closing Price" and "last reported sale price" of the Common Stock (or other relevant capital stock or equity interest) on the NASDAQ Global Select Market shall be such closing sale price and last reported sale price as reflected on the website of the NASDAQ Global Select Market (www.nasdaq.com) and as reported by Bloomberg Professional Service; provided that in the event that there is a discrepancy between the closing price and the last reported sale price as reflected on the website of the NASDAQ Stock Market and as reported by Bloomberg Professional Service, the closing sale price and the last reported sale price on the website of the NASDAQ Stock Market shall govern.

        (g)   "Common Stock" has the meaning set forth in Section 2.

        (h)   "Common Stock Equivalents" means securities representing rights convertible into or exchangeable for, or entitling the holder thereof to purchase or receive directly or indirectly, shares of Common Stock.

        (i)    "Conversion Date" means, as applicable, the Mandatory Conversion Date or the Section 15 Conversion Date.

        (j)    "Conversion Price" means for each share of Series B Preferred Stock, $3.75; provided that if the Shareholder Approval is not obtained by the six month anniversary of the Effective Date, the Conversion Price shall be reduced by ten percent (10%) (subject to further adjustment or limitation from time to time in a manner consistent with the provisions of Section 10).

        (k)   "Corporation" means Heritage Commerce Corp, a California corporation.

        (l)    "Current Market Price" means, on any date, the average of the daily Closing Price per share of the Common Stock on each of the five consecutive Trading Days preceding the earlier of the day before the date in question and the day before the Ex-Date with respect to the issuance or distribution giving rise to an adjustment to the Conversion Price pursuant to Section 10.

        (m)  "Distributed Property" has the meaning set forth in Section 10(a)(iv).

        (n)   "Distribution" has the meaning set forth in Section 4(g).

        (o)   "Dividend Rate" means for purposes of Section 4(b) an annual rate equal to twenty percent (20%) per annum.

        (p)   "Effective Date" means the date on which shares of the Series B Preferred Stock are first issued.

        (q)   "Exchange Property" has the meaning set forth in Section 11(a).

        (r)   "Ex-Date", when used with respect to any issuance or distribution, means the first date on which the Common Stock trades without the right to receive the issuance or distribution giving rise to an adjustment to the Conversion Price pursuant to Section 10.

        (s)   "Filing Date" has the meaning set forth in Section 10(a)(viii)(A).

        (t)    "First Dilutive Issuance" has the meaning set forth in Section 10(a)(viii)(A).

        (u)   "Holder" means the Person in whose name the shares of the Series B Preferred Stock are registered, which may be treated by the Corporation as the absolute owner of the shares of Series B Preferred Stock for the purpose of making payment and settling the related conversions and for all other purposes.

        (v)   "Junior Securities" has the meaning set forth in Section 2.

        (w)  "Liquidation Preference" means, as to the Series B Preferred Stock, $1,000 per share (as adjusted for any split, subdivision, combination, consolidation, recapitalization or similar event with respect to the Series B Preferred Stock).

        (x)   "Mandatory Conversion Date" means, with respect to the shares of Series B Preferred Stock of any Holder, the first Business Day after the date on which the Corporation receives the Shareholder Approval (or if a Reorganization Event has theretofore been consummated, the date of consummation of such Reorganization Event), provided, however, that if a Mandatory Conversion Date would otherwise occur on or after an Ex-Date for an issuance or distribution that results in an adjustment of the Conversion Price pursuant to Section 10 and on or before the Record Date for such issuance or distribution, such Mandatory Conversion Date shall instead occur on the first calendar day after the Record Date for such issuance or distribution.

        (y)   "Notice of Mandatory Conversion" has the meaning set forth in Section 9(a).

        (z)   "Parity Securities" has the meaning set forth in Section 2.

        (aa) "Permitted Rights Offering" means an offering of up to $10 million of aggregate offering price of Common Stock pursuant to subscription rights distributed pro rata to the then existing holders of record of Common Stock at a price per share of Common Stock of not less than $3.75, and the associated declaration, issuance and exercise of the subscription rights with respect to such offering and shares of Common Stock issuable in connection with the exercise of any such rights pursuant to the terms of the Securities Purchase Agreement.

        (bb) "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company or trust.

        (cc) "Series A Preferred Stock" has the meaning set forth in Section 2.

        (dd) "Series B Preferred Stock" has the meaning set forth in Section 1.

        (ee) "Series C Preferred Stock" has the meaning set forth in Section 2.

        (ff)  "Record Date" has the meaning set forth in Section 4(d).

        (gg) "Reorganization Event" has the meaning set forth in Section 11(a).

        (hh) "Section 4 Dividend Payment Date" has the meaning set forth in Section 4(b).

         (ii)  "Section 4 Dividend Period" has the meaning set forth in Section 4(c).

        (jj)   "Section 15 Conversion Date" has the meaning set forth in Section 15.

        (kk) "Securities Purchase Agreement" means the agreement by and among the Corporation and the purchasers named therein dated June 18, 2010.

        (ll)   "Shareholder Approval" means the vote of a majority of the Common Stock present and voting and vote of at least a majority of the outstanding shares of the Series B Preferred Stock to approve the issuance of Common Stock upon conversion of the Series B Preferred Stock for purposes of Rule 5635 of the NASDAQ Stock Market Rules.

        (mm)  "Subsequent Dilutive Issuance" has the meaning set forth in Section 10(a)(viii)(A).

        (nn) "Trading Day" means a day on which the shares of Common Stock:

            (i)  are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business; and

           (ii)  have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

        (oo) "Trading Market" means whichever of the New York Stock Exchange, the NYSE Amex, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

        Section 4.    Dividends.

        (a)   From and after the Effective Date, the Holders shall be entitled to receive, only if, when and as declared by the Board of Directors or a duly authorized committee of the Board of Directors, out of funds legally available therefor, cumulative dividends of the type and in the amounts determined as set forth in this Section 4, and no more, provided, however, notwithstanding any other provision in this Section 4 other than Section 4(g), if the Mandatory Conversion Date occurs before the six month anniversary of the Effective Date, then no accrued dividends shall be payable.

        (b)   Subject to Section 4(a), commencing on the Effective Date, dividends shall accrue and be payable semi-annually in arrears, with the first such dividend payable on the six month anniversary of the Effective Date and continuing on each six (6) month anniversary thereafter (each, a "Section 4 Dividend Payment Date") or, if any such day is not a Business Day, the next Business Day, if, when and as declared by the

Board of Directors or a duly authorized committee of the Board of Directors. Dividends payable pursuant to this Section 4, if, when and as declared by the Board of Directors or a duly authorized committee of the Board of Directors, will be, for each outstanding share of Series B Preferred Stock, payable in cash at an annual rate equal to the Dividend Rate multiplied by the sum of (A) the Liquidation Preference plus (B) all accrued and unpaid dividends for any prior Section 4 Dividend Period that are payable on such share of Series B Preferred Stock, payable in cash.

        (c)   Dividends payable pursuant to Section 4 will be computed on the basis of a 360-day year of twelve 30-day months and, for any Section 4 Dividend Period greater or less than a full Section 4 Dividend Period, will be computed on the basis of the actual number of days elapsed in the period divided by 360. Each period from and including a Section 4 Dividend Payment Date to but excluding the following Section 4 Dividend Payment Date is herein referred to as a "Section 4 Dividend Period".

        (d)   Each dividend will be payable to Holders of record as they appear in the records of the Corporation on the applicable record date (each, a "Record Date"), which with respect to dividends payable pursuant to this Section 4, shall be on the fifteenth day of the month immediately prior to the month in which the relevant Section 4 Dividend Payment Date occurs.

        (e)   Dividends on the Series B Preferred Stock are cumulative. To the extent that the Board of Directors does not declare or pay dividends on the Series B Preferred Stock for a Section 4 Dividend Period prior to the related Section 4 Dividend Payment Date, in full or otherwise, such unpaid dividend shall accrue and shall cumulate from such scheduled Section 4 Dividend Payment Date, shall compound on each subsequent Section 4 Dividend Payment Date and shall be payable semi-annually in arrears on each subsequent Section 4 Dividend Payment Date. As used herein, the term "accrued" includes both accrued and accumulated dividends.

        (f)    So long as any shares of Series B Preferred Stock remain outstanding, if all dividends on all outstanding shares of the Series B Preferred Stock for any Section 4 Dividend Period have not been declared and paid, or declared and funds set aside therefor, the Corporation shall not (x) declare or pay dividends with respect to, or make any distributions on, or, directly or indirectly, redeem, purchase or acquire any of its Junior Securities or (y) directly or indirectly, redeem, purchase or acquire any of its Parity Securities, other than, in each case, (i) redemptions, purchases or other acquisitions of Junior Securities or Parity Securities in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants or in connection with a dividend reinvestment plan, (ii) any declaration of a dividend in connection with any shareholders' rights plan, or the issuance of rights, stock or other property under any shareholders' rights plan, or the redemption or repurchase of rights pursuant thereto, (iii) conversions or exchanges of Junior Securities or Parity Securities for Junior Securities or Parity Securities, respectively, and (iv) any purchase of fractional interests in shares of the Corporation's capital stock pursuant to the conversion or exchange provisions of such capital stock or the securities being converted or exchanged. If dividends payable pursuant to Section 4 for any Section 4 Dividend Payment Date are not paid in full, or declared and funds set aside therefor on the shares of the Series B Preferred Stock and there are issued and outstanding shares of Parity Securities with the same Section 4 Dividend Payment Date (or, in the case of Parity Securities having dividend payment dates different from the Section 4 Dividend Payment Dates, on a dividend payment date falling within a Section 4 Dividend Period applicable to such Section 4 Dividend Payment Date), then all dividends declared on shares of the Series B Preferred Stock and such Parity Securities on such date or dates, as the case may be, shall be declared pro rata so that the respective amounts of such dividends shall bear the same ratio to each other as full semi-annual dividends per share payable on the shares of the Series B Preferred Stock pursuant to Section 4 and all such Parity Securities otherwise payable on such Section 4 Dividend Payment Date (or, in the case of Parity Securities having dividend payment dates different from the Section 4 Dividend Payment Dates, on a dividend payment date falling within a Section 4 Dividend Period applicable to such Section 4 Dividend Payment Date) (subject to such dividends on such Parity Securities having been declared by the Board of Directors out of legally available funds and including, in the case of any such Parity Securities that bear cumulative dividends, all accrued and unpaid dividends) bear to each other.

        (g)   Subject to the limitations in Section 4(f), if applicable, so long as any shares of Series B Preferred Stock are outstanding, the Corporation shall not declare, pay or set apart for payment any dividend or make any Distribution on any Common Stock, unless at the time of such dividend or Distribution the Corporation simultaneously pays a dividend or makes a Distribution on each outstanding share of Series B Preferred Stock in the same form of consideration as received by the holders of Common Stock in an amount equal to the product of (i) the dividend payable or Distribution to be made on each share of Common Stock and (ii) the number of shares of Common Stock issuable upon conversion of a share of Series B Preferred Stock (assuming receipt of the Shareholder Approval and, if necessary, regulatory approvals), calculated on the record date for determination of holders entitled to receive such dividend or Distribution. For purposes hereof, "Distribution" shall mean the transfer of cash, securities or other assets or property, including, without limitation, evidences of indebtedness, shares of capital stock or securities (including, without limitation, any dividend or distribution of (i) shares of capital stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in a "spin-off" transaction or (ii) rights or warrants to purchase shares of Common Stock (other than rights issued pursuant to a shareholders' rights plan, a dividend reinvestment plan, other similar plans or a Permitted Rights Offering), without consideration, whether by way of dividend or otherwise.

        (h)   If a Conversion Date with respect to any share of Series B Preferred Stock occurs on or prior to the Record Date for any declared dividend applicable to any Section 4 Dividend Period, the Holder of such share of Series B Preferred Stock will have the right to receive accrued dividends on the Series B Preferred Stock prior to the Conversion Date with respect to such Section 4 Dividend Period, and this shall not affect any rights to receive any accrued and unpaid dividends on the Series B Preferred Stock attributable to any Section 4 Dividend Period completed prior to such Record Date. If a Conversion Date is after the Record Date for any declared dividend applicable to any Section 4 Dividend Period and prior to the relevant Section 4 Dividend Payment Date, such Holder shall receive that dividend on the relevant Section 4 Dividend Payment Date if such Holder was the Holder of record on the Record Date for that dividend.

        Section 5.    Liquidation.

        (a)   In the event the Corporation voluntarily or involuntarily liquidates, dissolves or winds up, the Holders at the time shall be entitled to receive, for each share of the Series B Preferred Stock, the sum of (i) liquidating distributions in an amount equal to the Liquidation Preference, plus any accrued but unpaid dividends thereon to and including the date of such liquidation, out of assets legally available for distribution to the Corporation's shareholders, before any distribution of assets is made to the holders of the Common Stock or any other Junior Securities and (ii) after all distributions have been made to Holders pursuant to clause (i) of this sentence, liquidating distributions, as determined by the Corporation (or the trustee or other Person or Persons administering its liquidation, dissolution or winding-up in accordance with applicable law) as of a date that is at least ten (10) Business Days before the first liquidating distribution is made on Series B Preferred Stock, that would be made on the number of shares of Common Stock equal to the Liquidation Preference divided by the Applicable Conversion Price as if all of the outstanding shares of Series B Preferred Stock and Series C Preferred Stock had been converted into Common Stock on such date of determination, out of assets legally available for distribution to the Corporation's shareholders, simultaneous with any distribution of assets made to the holders of the Common Stock.

        (b)   In the event the assets of the Corporation available for distribution to shareholders upon any liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to all outstanding shares of the Series B Preferred Stock and the corresponding amounts payable on any Parity Securities, the Holders and the holders of such Parity Securities shall share ratably in any distribution of assets of the Corporation in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled.

        (c)   Except as provided in Section 11, the Corporation's consolidation or merger with or into any other entity, the consolidation or merger of any other entity with or into the Corporation, or the sale of all or substantially all of the Corporation's property or business will not constitute its liquidation, dissolution or winding up.

        Section 6.    Maturity.    The Series B Preferred Stock shall be perpetual unless converted in accordance with this Certificate of Determination.

        Section 7.    Redemptions.

        (a)    Redemption by the Holder.    Holders of Series B Preferred Stock will have no right to require redemption of any shares of Series B Preferred Stock.

        (b)    No Redemption by the Corporation.    The Series B Preferred Stock shall not be redeemable by the Corporation at any time. The Series B Preferred Stock shall not be subject to any sinking fund or other obligation to redeem, repurchase or retire the Series B Preferred Stock.

        Section 8.    Mandatory Conversion.    Effective as of the close of business on the Mandatory Conversion Date with respect to the shares of Series B Preferred Stock of a Holder, all such Holder's shares of Series B Preferred Stock shall, subject to the provisions of Section 15, automatically convert into shares of Common Stock as set forth below. The number of shares of Common Stock into which a share of Series B Preferred Stock shall be convertible shall be determined by dividing (i) the Liquidation Preference, plus the aggregate sum of all accrued and unpaid dividends by (ii) the Applicable Conversion Price (subject to the conversion procedures of Section 9 hereof). Upon conversion, Holders shall receive cash in lieu of fractional shares in accordance with Section 13 hereof.

        Section 9.    Conversion Procedures.

        (a)   Upon receipt by the Corporation of the Shareholder Approval, the Corporation shall provide, within two Business Days thereafter, notice of mandatory conversion to such Holder (such notice a "Notice of Mandatory Conversion"). In addition to any information required by applicable law or regulation, the Notice of Mandatory Conversion with respect to such Holder shall state, as appropriate:

            (i)  the Mandatory Conversion Date;

           (ii)  after giving effect to the provisions of Section 15, the number of shares of Series B Preferred Stock held of record by such Holder (x) subject to conversion on the Mandatory Conversion Date and (y) that will remain outstanding pursuant to the provisions of Section 15, if any;

          (iii)  the Conversion Price and the resulting number of shares of Common Stock to be issued upon conversion of each share of Series B Preferred Stock subject to mandatory conversion; and

          (iv)  if certificates are to be issued, the place or places where certificates for shares of Series B Preferred Stock held of record by such Holder and subject to mandatory conversion are to be surrendered for issuance of certificates representing shares of Common Stock.

        (b)   Effective immediately prior to the close of business on a Conversion Date, with respect to any shares of Series B Preferred Stock to be converted on such Conversion Date, dividends shall no longer be declared on any such shares of Series B Preferred Stock and such shares of Series B Preferred Stock shall cease to be outstanding, in each case, subject to the right of the Holder to receive (i) shares of Common Stock issuable upon such mandatory conversion, (ii) any accrued and unpaid dividends on such shares to the extent provided in Section 4 and (iii) any other payments to which such Holder is otherwise entitled pursuant to Section 8, Section 11 or Section 13 hereof, as applicable.

        (c)   Prior to the close of business on a Conversion Date, with respect to any share of Series B Preferred Stock to be converted on such Conversion Date, the shares of Common Stock issuable upon conversion thereof or other securities issuable upon conversion of such share of Series B Preferred Stock shall not be deemed outstanding for any purpose, and the Holder thereof shall have no rights with respect to such shares of Common Stock or other securities issuable upon conversion (including voting rights, rights to respond to tender offers for the Common Stock or other securities issuable upon conversion and rights to receive any dividends or other distributions on the Common Stock or other securities issuable upon conversion) by virtue of holding such share of Series B Preferred Stock, except to the extent provided in Section 4(g).

        (d)   Shares of Series B Preferred Stock duly converted in accordance with this Certificate of Determination, or otherwise reacquired by the Corporation, will resume the status of authorized and unissued preferred stock, undesignated as to series and available for future issuance. The Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series B Preferred Stock; provided, however, that the Corporation shall not take any such action if such action would reduce the authorized number of shares of Series B Preferred Stock below the number of shares of Series B Preferred Stock then outstanding.

        (e)   The Person or Persons entitled to receive the Common Stock and/or cash, securities or other property issuable upon conversion of Series B Preferred Stock shall be treated for all purposes as the record holder(s) of such shares of Common Stock and/or securities as of the close of business on the relevant Conversion Date with respect thereto. In the event that a Holder shall not by written notice designate the name in which shares of Common Stock and/or cash, securities or other property (including payments of cash in lieu of fractional shares) to be issued or paid upon conversion of shares of Series B Preferred Stock should be registered or paid or the manner in which such shares should be delivered, the Corporation shall be entitled to register and deliver such shares, and make such payment, in the name of the Holder and in the manner shown on the records of the Corporation.

        (f)    On a Conversion Date with respect to any share of Series B Preferred Stock, certificates representing shares of Common Stock shall be issued and delivered to the Holder thereof or such Holder's designee (or, at the Corporation's option such shares shall be registered in book-entry form) upon presentation and surrender of the certificate evidencing the Series B Preferred Stock to the Corporation and, if required, the furnishing of appropriate endorsements and transfer documents and the payment of all transfer and similar taxes.

        Section 10.    Anti-Dilution Adjustments.

        (a)   The Conversion Price shall be subject to the following adjustments:

          (i)    Stock Dividends and Distributions.    If the Corporation pays dividends or other distributions on the Common Stock in shares of Common Stock, then the Conversion Price in effect immediately prior to the Ex-Date for such dividend or distribution will be multiplied by the following fraction:

      •
      the numerator is the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution, and

      •
      the denominator is the sum of (1) the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution plus (2) the total number of shares of Common Stock constituting such dividend or distribution.

        For the purposes of this Section 10(a)(i), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Corporation. If any dividend or distribution described in this Section 10(a)(i) is declared but not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to make such dividend or distribution, to such Conversion Price that would be in effect if such dividend or distribution had not been declared (but giving effect to any intervening adjustments that may have been made with respect to the Series B Preferred Stock).

          (ii)    Subdivisions, Splits and Combinations of the Common Stock.    If the Corporation subdivides, splits or combines the shares of Common Stock, then the Conversion Price in effect immediately prior to the effective date of such share subdivision, split or combination will be multiplied by the following fraction:

      •
      the numerator is the number of shares of Common Stock outstanding immediately prior to the effective date of such share subdivision, split or combination, and

      •
      the denominator is the number of shares of Common Stock outstanding immediately after the opening of business on the effective date of such share subdivision, split or combination.

          For the purposes of this Section 10(a)(ii), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Corporation. If any subdivision, split or combination described in this Section 10(a)(ii) is announced but the outstanding shares of Common Stock are not subdivided, split or combined, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to subdivide, split or combine the outstanding shares of Common Stock, to such Conversion Price that would be in effect if such subdivision, split or combination had not been announced (but giving effect to any intervening adjustments that may have been made with respect to the Series B Preferred Stock).

          (iii)    Issuance of Stock Purchase Rights.    If the Corporation issues to all or substantially all holders of the shares of Common Stock rights or warrants (other than rights or warrants issued pursuant to a dividend reinvestment plan or share purchase plan or other similar plans) entitling them to subscribe for or purchase the shares of Common Stock at less than the Current Market Price on the date fixed for the determination of shareholders entitled to receive such rights or warrants, then the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

      •
      the numerator is sum of (1) the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution plus (2) the number of shares of Common Stock equal to the aggregate price payable to exercise such rights or warrants divided by the Current Market Price on the date fixed for the determination of shareholders entitled to receive such rights or warrants, and

      •
      the denominator is the sum of (1) the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution plus (2) the total number of shares of Common Stock issuable pursuant to such rights or warrants.

          For the purposes of this Section 10(a)(iii), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Corporation. The Corporation shall not issue any such rights or warrants in respect of shares of the Common Stock acquired by the Corporation. In the event that such rights or warrants described in this Section 10(a)(iii) are not so issued, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to issue such rights or warrants, to the Conversion Price that would then be in effect if such issuance had not been declared (but giving effect to any intervening adjustments that may have been made with respect to the Series B Preferred Stock). To the extent that such rights or warrants are not exercised prior to their expiration or shares of Common Stock are otherwise not delivered pursuant to such rights or warrants upon the exercise of such rights or warrants, the Conversion Price shall be readjusted to such Conversion Price that would then be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered (but giving effect to any intervening adjustments that may have been made with respect to the Series B Preferred Stock). In determining the aggregate offering price payable for such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants and the value of such consideration (if other than cash, to be determined in good faith by the Board of Directors). If an adjustment to the Conversion Price is required under this Section 10(a)(iii), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this Section 10(a)(iii) shall be delayed to the extent necessary in order to complete the calculations provided in this Section 10(a)(iii).

          (iv)    Debt or Asset Distributions.    If the Corporation distributes to all or substantially all holders of shares of Common Stock evidences of indebtedness, shares of capital stock, securities, cash or other assets (excluding any dividend or distribution referred to in Section 10(a)(i), any rights or warrants referred to in Section 10(a)(iii), any dividend or distribution paid exclusively in cash, any consideration payable in connection with a tender or exchange offer made by the Corporation or any of its subsidiaries, and any dividend of shares of capital stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in the case of certain spin-off transactions as described below) (such evidences of indebtedness, shares of capital stock, securities, cash or other assets, the "Distributed Property"), then the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

      •
      the numerator is the Current Market Price per share of Common Stock on such date minus the fair market value of the portion of the distribution applicable to one share of Common Stock on such date as determined in good faith by the Board of Directors, and

      •
      the denominator is the Current Market Price per share of Common Stock on such date;

  provided that, if the fair market value of the portion of the distribution applicable to one share of Common Stock on such date as determined in good faith by the Board of Directors is equal to or greater than the Current Market Price per share of Common Stock on such date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall receive on the date on which the Distributed Property is distributed to holders of Common Stock, for each share of Series B Preferred Stock, the amount of Distributed Property such Holder would have received had such Holder's Series B Preferred Stock been converted into such number of shares of Common Stock that such Holder's shares of Series B Preferred Stock would then be convertible on the Ex-Date for such distribution.

          In a "spin-off," where the Corporation makes a distribution to all or substantially all holders of shares of Common Stock consisting of capital stock of any class or series, or similar equity interests of, or relating to, a subsidiary or other business unit, the Conversion Price will not be adjusted, but in lieu of such adjustment each Holder shall receive the same distribution as a holder of Common Stock would as though such Holder's shares of Series B Preferred Stock had been converted into such number of shares of Common Stock that such Holder's shares of Series B Preferred Stock would then be convertible.

          In the event that such distribution described in this Section 10(a)(iv) is not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay or make such dividend or distribution, to the Conversion Price that would then be in effect if such dividend or distribution had not been declared (but giving effect to any intervening adjustments that may have been made with respect to the Series B Preferred Stock). If an adjustment to the Conversion Price is required under this Section 10(a)(iv), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this Section 10(a)(iv) shall be delayed to the extent necessary in order to complete the calculations provided for in this Section 10(a)(iv).

          (v)    Cash Distributions.    If the Corporation makes a distribution consisting exclusively of cash to all holders of the Common Stock, excluding (a) any cash dividend or distribution on the Common

  Stock to the extent a corresponding cash dividend or distribution pursuant to Section 4 is paid on the Series B Preferred Stock, (b) any dividend or distribution in connection with the Corporation's liquidation, dissolution or winding up, and (c) any consideration payable in connection with a tender or exchange offer made by the Corporation or any of its subsidiaries, then in each event, the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

      •
      the numerator is the Closing Price per share of Common Stock on the Trading Day immediately preceding the Ex-Date minus the amount per share of Common Stock of the cash distribution, as determined pursuant to the introduction to this Section 10(a)(v), and

      •
      the denominator is the Closing Price per share of Common Stock on the Trading Day immediately preceding the Ex-Date.

          In the event that any distribution described in this Section 10(a)(v) is not so made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay such distribution, to the Conversion Price which would then be in effect if such distribution had not been declared (but giving effect to any intervening adjustments that may have been made with respect to the Series B Preferred Stock).

          Notwithstanding the foregoing, if the amount per share of Common Stock of the cash distribution, as determined pursuant to the introduction to this Section 10(a)(v), is equal to or greater than the Closing Price per share of Common Stock on the Trading Day immediately preceding the Ex-Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive on the date on which the relevant cash dividend or distribution is distributed to holders of Common Stock, for each share of Series B Preferred Stock, the amount of cash such Holder would have received had such Holder's Series B Preferred Stock been converted into such number of shares of Common Stock that such Holder's shares of Series B Preferred Stock would then be convertible on the Ex-Date for such distribution.

          (vi)    Self Tender Offers and Exchange Offers.    If the Corporation or any of its subsidiaries successfully completes a tender or exchange offer for the Common Stock where the cash and the value of any other consideration included in the payment per share of the Common Stock exceeds the Closing Price per share of the Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer, then the Conversion Price in effect at the close of business on such immediately succeeding Trading Day will be multiplied by the following fraction:

            OS-l × SP
AC + (SP × OS-2)

where,
SP =	the Closing Price per share of Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer.
OS-1 =	the number of shares of Common Stock outstanding immediately prior to the expiration of the tender or exchange offer, including any shares validly tendered and not withdrawn.
OS-2 =
the number of shares of Common Stock outstanding immediately after the expiration of the tender or exchange offer, giving effect to consummation of the acquisition of all shares validly tendered or exchanged (and not withdrawn) in connection with such tender or exchange.
AC =	the aggregate cash and fair market value of the other consideration payable in the tender or exchange offer, as determined by the Board of Directors.

          In the event that the Corporation, or one of its subsidiaries, is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the Corporation, or such subsidiary, is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Price shall be readjusted to be such Conversion Price that would then be in effect if such tender offer or exchange offer had not been made (but giving effect to any intervening adjustments that may have been made with respect to the Series B Preferred Stock). Except as set forth in the preceding sentence, if the application of this Section 10(a)(vi) to any tender offer or exchange offer would result in a decrease in the Conversion Price, no adjustment shall be made for such tender offer or exchange offer under this Section 10(a)(vi).

          (vii)    Rights Plans.    To the extent that the Corporation has a shareholders' rights plan in effect with respect to the Common Stock on the Conversion Date, upon conversion of any shares of the Series B Preferred Stock, Holders will receive, in addition to the shares of Common Stock, the rights under the rights plan, unless, prior to such Conversion Date, the rights have separated from the shares of Common Stock, in which case the Conversion Price will be adjusted at the time of separation as if the Corporation had made a distribution to all holders of the Common Stock as described in Section 10(a)(iv) above, subject to readjustment in the event of the expiration, termination or redemption of such rights.

          (viii)    Other Issuances of Additional Stock.

            (A)  For so long as any shares of Series B Preferred Stock remain outstanding, if the Corporation shall issue (or be deemed to have issued), after the date of filing of this Certificate of Determination (the "Filing Date"), any Additional Stock (as defined below in Section 10(a)(viii)(F)) without consideration or for a consideration per share less than the Conversion Price for the Series B Preferred Stock in effect immediately prior to the issuance of such Additional Stock, the Conversion Price for such series in effect immediately prior to each such issuance of Additional Stock shall forthwith (except as otherwise provided in this Section 10(a)(viii)) be adjusted to a price equal to (calculated to the nearest cent) the product obtained by multiplying the Conversion Price for the Series B Preferred Stock in effect immediately prior to such issuance of Additional Stock by a fraction, the numerator of which is equal to the sum of (x) the total number of shares of Common Stock outstanding (including any shares of Common Stock previously deemed to have been issued pursuant to Section 10(a)(viii)(E)(l) or Section 10(a)(viii)(E)(2) (to the extent not actually issued)) immediately prior to such issuance of Additional Stock plus (y) the number of shares of Common Stock that the aggregate consideration received by this Corporation for such issuance of Additional Stock would purchase at the Conversion Price for Series B Preferred Stock in effect immediately prior to such issuance of Additional Stock, and the denominator of which is equal to the sum of (x) the total number of shares of Common Stock outstanding (including any shares of Common Stock previously deemed to have been issued pursuant to Section 10(a)(viii)(E)(l) or Section 10(a)(viii)(E)(2) (to the extent not actually issued)) immediately prior to such issuance of Additional Stock plus (y) the number of shares of Additional Stock issued. In the event that the Corporation issues or sells, or is deemed to have issued or sold, Additional Stock (the "First Dilutive Issuance"), then in the event that the Corporation issues or sells, or is deemed to have issued or sold, Additional Stock other than the First Dilutive Issuance as a part of the same transaction or series of related transactions as the First Dilutive Issuance (a "Subsequent Dilutive Issuance"), then and in each such case upon a Subsequent Dilutive Issuance, the Conversion Price shall be reduced to the Conversion Price that would have been in effect had the First Dilutive Issuance and each Subsequent Dilutive Issuance all occurred on the closing date of the First Dilutive Issuance.

            (B)  Except to the limited extent provided for in Section 10(a)(viii)(E)(3) or Section 10(a)(viii)(E)(4), no adjustment of the Conversion Price for Series B Preferred Stock

    pursuant to this subsection (viii) shall have the effect of increasing any such Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

            (C)  In the case of the issuance of Additional Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

            (D)  In the case of the issuance of Additional Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Corporation's Board of Directors irrespective of any accounting treatment.

            (E)  In the case of the issuance after the Filing Date of (i) options to purchase or rights to subscribe for Common Stock, (ii) securities by their terms convertible into or exchangeable for Common Stock or (iii) options to purchase or rights to subscribe for securities by their terms convertible into or exchangeable for Common Stock, the following provisions shall apply for all purposes of this Section 10(a)(viii):

              (1)   The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential anti-dilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Section 10(a)(viii)(C) and Section 10(a)(viii)(D)) if any, received by the Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential anti-dilution adjustments) for the Common Stock covered thereby.

              (2)   The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including without limitation, the passage of time, but without taking into account potential anti-dilution adjustments) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation (without taking into account potential anti-dilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Section 10(a)(viii)(C) and Section 10(a)(viii)(D)).

              (3)   In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to this Corporation upon exercise of such options or rights or upon conversion of or exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Price for the Series B Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

              (4)   Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price for the Series B Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities (but giving effect to any intervening adjustments that may have been made with respect to the Series B Preferred Stock).

              (5)   The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to Section 10(a)(viii)(E)(l) or Section 10(a)(viii)(E)(2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either Section 10(a)(viii)(E)(3) or Section 10(a)(viii)(E)(4).

            (F)  "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to Section 10(a)(viii)(E)) by this Corporation after the Filing Date for so long as any shares of Series B Preferred Stock remain outstanding, other than:

              (1)   shares of Common Stock or Common Stock Equivalents issued pursuant to an event or transaction described in Section 10(a)(i) or Section 10(a)(ii);

              (2)   shares of Common Stock issued pursuant to an event or transaction described in Section 10(c)(iii);

              (3)   shares of Common Stock issued or issuable upon conversion of shares of Series B Preferred Stock;

              (4)   shares of Common Stock issued (or deemed to have been issued pursuant to Section 10(a)(viii)(E)) in connection with a Reorganization Event;

              (5)   shares of Common Stock issued or issuable upon conversion of shares of Series C Preferred Stock.

        (b)   The Corporation may make such decreases in the Conversion Price, in addition to any other decreases required by this Section 10, if the Board of Directors deems it advisable to avoid or diminish any income tax to holders of the Common Stock resulting from any dividend or distribution of shares of Common Stock (or issuance of rights or warrants to acquire shares of Common Stock) or from any event treated as such for income tax purposes or for any other reason.

        (c)   (i) All adjustments to the Conversion Price shall be calculated to the nearest 1/10 of a cent. No adjustment in the Conversion Price shall be required if such adjustment would be less than $0.01; provided, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further that on the applicable Conversion Date adjustments to the Conversion Price will be made with respect to any such adjustment carried forward and which has not been taken into account before such date.

           (ii)  No adjustment to the Conversion Price shall be made if Holders may participate in the transaction that would otherwise give rise to an adjustment, as a result of holding the Series B Preferred Stock (including, without limitation, pursuant to Section 4 hereof), without having to convert the Series B Preferred Stock, as if they held the full number of shares of Common Stock into which a share of the Series B Preferred Stock may then be converted.

          (iii)  The Conversion Price shall not be adjusted:

            (A)  with respect to a Permitted Rights Offering;

            (B)  upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Corporation's securities and the investment of additional optional amounts in shares of Common Stock under any such plan;

            (C)  upon the issuance of any shares of Common Stock or rights, options or warrants to purchase those shares pursuant to any present or future employee, director or consultant benefit plan, compensation plan or program of or assumed by the Corporation or any of its subsidiaries (including the Corporation's 1994 Tandem Stock Option Plan and Amended and Restated 2004 Equity Plan);

            (D)  upon the issuance of any shares of Common Stock pursuant to any option, warrant (including the warrant issued to the U.S. Treasury on November 21, 2008) and any anti-dilution adjustments required hereunder, right or exercisable, exchangeable or convertible security outstanding as of the date shares of the Series B Preferred Stock were first issued and not substantially amended thereafter;

            (E)  for accrued and unpaid dividends on the Series A Preferred Stock, the Series B Preferred Stock or the Series C Preferred Stock.

        (d)   Whenever the Conversion Price is to be adjusted in accordance with Section 10(a) or Section 10(b), the Corporation shall: (i) compute the Conversion Price in accordance with Section 10(a) or Section 10(b), taking into account the $0.01 threshold set forth in Section 10(c) hereof; (ii) as soon as practicable following the occurrence of an event that requires an adjustment to the Conversion Price pursuant to Section 10(a) or Section 10(b), taking into account the $0.01 threshold set forth in Section 10(c) hereof (or if the Corporation is not aware of such occurrence, as soon as practicable after becoming so aware), provide, or cause to be provided, a written notice to the Holders of the occurrence of such event; and (iii) as soon as practicable following the determination of the revised Conversion Price in accordance with Section 10(a) or Section 10(b) hereof, provide, or cause to be provided, a written notice to the Holders setting forth in reasonable detail the method by which the adjustment to the Conversion Price was determined and setting forth the revised Conversion Price.

        Section 11.    Reorganization Events.

        (a)   In the event that, for so long as any shares of Series B Preferred Stock remain outstanding, there occurs:

            (i)  any consolidation, merger or other similar business combination of the Corporation with or into another Person, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Corporation or another Person;

           (ii)  any sale, transfer, lease or conveyance to another Person of all or substantially all of the property and assets of the Corporation, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Corporation or another Person;

          (iii)  any reclassification of the Common Stock into securities including securities other than the Common Stock; or

          (iv)  any statutory exchange of the outstanding shares of Common Stock for securities of another Person (other than in connection with a merger or acquisition);

  (any such event specified in this Section 11(a), a "Reorganization Event"), then each share of Series B Preferred Stock outstanding immediately prior to such Reorganization Event shall, at the option of the Holders, either convert into (the kind of securities, cash and other property receivable in such Reorganization Event by the Holder (excluding the counterparty to the Reorganization Event or an Affiliate of such counterparty) of that number of shares of Common Stock into which the share of

  Series B Preferred Stock would then be convertible (such securities, cash and other property, the "Exchange Property") plus an amount in cash equal to any accrued and unpaid dividends on such Series B Preferred Stock, or be entitled to receive liquidating distributions in accordance with Section 5 as if such Reorganization Event were a liquidation of the Corporation.

        (b)   In the event that holders of the shares of Common Stock have the opportunity to elect the form of consideration to be received in such transaction, the Holders shall likewise be allowed to make such an election.

        (c)   The above provisions of this Section 11 shall similarly apply to successive Reorganization Events and the provisions of Section 10, if applicable, shall apply to any shares of capital stock of the Corporation (or any successor) received by the holders of the Common Stock in any such Reorganization Event.

        (d)   The Corporation (or any successor) shall, within seven (7) days of the consummation of any Reorganization Event, provide written notice to the Holders of such consummation of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 11.

        (e)   The Corporation shall not enter into any agreement for a transaction constituting a Reorganization Event unless such agreement does not interfere with or prevent (as applicable) (i) conversion of the Series B Preferred Stock into the Exchange Property or (ii) the ability of Holders to receive, at their option, a liquidating distribution in accordance with Section 5, in each case, in a manner that is consistent with and gives effect to this Section 11.

        Section 12.    Voting Rights.

        (a)   Holders shall not have any voting rights (including no right to elect any directors) except (i) as required by applicable law, and (ii) as provided in Section 12(b).

        (b)    Voting Rights.

            (i)  So long as any shares of Series B Preferred Stock are outstanding, in addition to any other vote or written consent of shareholders required by law or by the Articles of Incorporation, the vote or written consent of the Holders of at least two-thirds of the then outstanding shares of Series B Preferred Stock (subject to the last paragraph of this Section 12(b)(i)) at the time outstanding and entitled to vote thereon, voting together as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating the following actions whether or not such approval is required by California law:

            (A)    Authorization of Senior Stock.    Any amendment or alteration (including by means of a merger, consolidation or otherwise) of the Corporation's Articles of Incorporation (including this Certificate of Determination) to authorize, or create, or increase the authorized amount of, any shares of, or any securities convertible into shares of any class or series of the Corporation's capital stock ranking senior to the Series B Preferred Stock in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Corporation; or

            (B)    Amendment of Series B Preferred Stock.    Any amendment, alteration or repeal (including by means of a merger, consolidation or otherwise) of any provision of the Corporation's Articles of Incorporation (including this Certificate of Determination) or the Corporation's Bylaws that would significantly and adversely affects the rights or preferences of the Series B Preferred Stock;

  provided, however, that for all purposes of this Section 12(b), (1) any increase in the amount of the Corporation's authorized but unissued shares of preferred stock, (2) any increase in the amount of the Corporation's authorized or issued Series B Preferred Stock, and (3) to the extent allowed by California law, the creation and issuance, or an increase in the authorized or issued amount, of other series of preferred stock of the Corporation ranking equally with or junior to the Series B Preferred Stock, either or both with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and/or the distribution of assets upon the liquidation, dissolution or winding up of the Corporation, will not, in and of itself, be deemed to materially and adversely affect the rights, preferences, privileges or voting powers of the Series B Preferred Stock and except as otherwise provided under California law, Holders will have no right to vote solely by such an increase, creation or issuance.

           (ii)  So long as any shares of Series B Preferred Stock are outstanding a Holder shall be entitled to vote, with a number of votes equal to that number of shares of Common Stock into which such Holder's shares of Series B Preferred Stock would then be convertible, together with the holders of Common Stock acting as a single class, in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, for effecting or validating any consummation of any Reorganization Event, as defined in Section 11 above;

          (iii)  Notwithstanding the foregoing, Holders shall not have any voting rights if, at or prior to the effective time of the act with respect to which such vote would otherwise be required, all outstanding shares of Series B Preferred Stock shall have been converted into shares of Common Stock.

        (c)   If the Board of Governors of the Federal Reserve System determines that the Series B Preferred Stock is classified as "voting stock" for the purposes of the Bank Holding Company Act of 1956, as amended, the Holders and the Corporation will make such reasonable modifications to the voting rights in this Section 12 so that the Series B Preferred Stock is no longer considered "voting stock."

        (d)    Change for Clarification.    Without the vote or written consent of the holders of the Series B Preferred Stock, so long as such action does not adversely affect the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of the Series B Preferred Stock, the Corporation may amend, alter, supplement or repeal any terms of the Series B Preferred Stock:

            (i)  to cure any ambiguity, or to cure, correct or supplement any provision contained in this Certificate of Determination that may be ambiguous, defective or inconsistent; or

           (ii)  to make any provision with respect to matters or questions relating to the Series B Preferred Stock that is not inconsistent with the provisions of this Certificate of Determination.

        (e)    Procedures for Voting and Written Consents.    The rules and procedures for calling and conducting any meeting of the holders of Series B Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such written consents shall be governed by the requirements of the Articles of Incorporation, the Bylaws, applicable law and the Trading Market or other trading facility, if any, on which the Series B Preferred Stock or Common Stock is listed or traded at the time.

        Section 13.    Fractional Shares.

        (a)   No fractional shares of Common Stock will be issued as a result of any conversion of shares of Series B Preferred Stock.

        (b)   In lieu of any fractional share of Common Stock otherwise issuable in respect of any mandatory conversion pursuant to Section 8 hereof, the Corporation shall pay an amount in cash (computed to the nearest cent) equal to the fair value of such fraction, which fair value shall be determined based upon the same fraction of the Closing Price of the Common Stock determined as of the second Trading Day immediately preceding the applicable Conversion Date.

        (c)   If more than one share of the Series B Preferred Stock is surrendered for conversion at one time by or for the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Series B Preferred Stock so surrendered.

        Section 14.    Reservation of Common Stock.

        (a)   The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock solely for issuance upon the conversion of shares of Series B Preferred Stock as provided in this Certificate of Determination free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series B Preferred Stock (assuming receipt of the Shareholder Approval and, if necessary, regulatory approvals), then outstanding, based on the Applicable Conversion Price. For purposes of this Section 14(a), the number of shares of Common Stock that shall be deliverable upon the conversion of all outstanding shares of Series B Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single Holder and there was no regulatory impediment to such conversion.

        (b)   All shares of Common Stock delivered upon conversion of the Series B Preferred Stock shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests and other encumbrances.

        (c)   Prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of the Series B Preferred Stock, the Corporation shall use its reasonable best efforts to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

        (d)   The Corporation hereby covenants and agrees that it will list and keep listed on the Trading Market, so long as the Common Stock shall be so listed on the Trading Market, all the Common Stock issuable upon conversion of the Series B Preferred Stock.

        Section 15.    Limitations on Beneficial Ownership.    Notwithstanding anything to the contrary contained herein, if the number of shares to be issued to a Holder of Series B Preferred Stock upon a conversion to Common Stock would cause the Holder, together with any holdings of Common Stock already held directly or indirectly by the Holder, or by any other Person whose Common Stock would be aggregated with such Holder's Common Stock for purposes of any bank regulation, to (i) require prior approval of any banking regulator to acquire those shares, (ii) violate any bank regulation, or (iii) collectively be deemed to own, control or have the power to vote securities which (assuming, for this purpose only, full conversion and/or exercise of such securities by the Holder) would represent more than 9.9% of the voting securities of the Corporation outstanding at such time (each, a "Violation"), the Corporation will not issue shares of Common Stock to the extent, and only to the extent, such issuance would result in a Violation until the shares of Common Stock may be issued without causing a Violation (the third Business Day following the date such shares may be issued without causing a Violation, the "Section 15 Conversion Date"), and then only in accordance with the terms and conditions of any required approvals. Any issuance of shares of Common Stock that would result in a Violation shall be void ab initio. By accepting ownership of the Series B Preferred Stock, and as a condition to the Corporation's obligation to issue Common Stock upon conversion or to pay any further dividends to such Holder, each Holder agrees (i) to provide the Corporation all such customary and necessary information and documents as the Corporation may reasonably require in order for the Corporation to determine the status of compliance with any potential banking regulatory approval requirements; provided, that such Holder shall not be obligated to provide any information, the disclosure of which either (x) is prohibited by applicable law or contract (and such Holder shall not be obligated to seek the consent of any person to such disclosure) or (y) in the reasonable judgment of such Holder's investment adviser, would be adverse to the interests of such Holder or such investment adviser or their respective partners or clients, and (ii) that the Holder shall be solely responsible at the Holder's sole expense for obtaining any such approvals, but shall keep the Corporation fully informed as to the status of the Holder's efforts to obtain approvals and the resolution of any applications for approval. To the extent such approvals are not obtained, the shares of Series B Preferred Stock that are not convertible shall remain outstanding and accrue dividends in accordance with the provisions of Section 4. Notwithstanding any other provision of this Certificate of Determination (as it may hereafter be amended) or of the Series B Preferred Stock, during any period of delay beyond the Mandatory Conversion Date because of the need for a regulatory approval as described in this Section 15, the Corporation shall not be obligated to pay any damages for delay in issuance and delivery of the Common Stock.

        Section 16.    Replacement Certificates.

        (a)   The Corporation shall replace any mutilated certificate at the Holder's expense upon surrender of that certificate to the Corporation. The Corporation shall replace certificates that become destroyed, stolen or lost at the Holder's expense upon delivery to the Corporation of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be required by the Corporation.

        (b)   The Corporation shall not be required to issue any certificates representing the Series B Preferred Stock on or after the Mandatory Conversion Date. In place of the delivery of a replacement certificate following the Mandatory Conversion Date, the Corporation, upon delivery of the evidence and indemnity described in clause (a) above, shall deliver the shares of Common Stock pursuant to the terms of the Series B Preferred Stock formerly evidenced by the certificate.

        Section 17.    Miscellaneous.

        (a)   All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or five (5) Business Days after the mailing thereof if sent by registered or certified mail (unless first-class mail shall be specifically permitted for such notice under the terms of this Certificate of Determination) with postage prepaid, addressed: (i) if to the Corporation, to its office at 150 Almaden Boulevard, San Jose, California 95113, Attention: President and Chief Executive Officer, with a copy to the Corporation's Corporate Secretary, or (ii) if to any Holder, to such Holder at the address of such Holder as listed in the stock record books of the Corporation, or (iii) to such other address as the Corporation or any such Holder, as the case may be, shall have designated by notice similarly given.

        (b)   The Corporation shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Series B Preferred Stock or shares of Common Stock or other securities issued on account of Series B Preferred Stock pursuant hereto or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series B Preferred Stock or Common Stock or other securities in a name other than that in which the shares of Series B Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any Person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

        (c)   All payments on the shares of Series B Preferred Stock shall be subject to withholding and backup withholding of tax to the extent required by applicable law, subject to applicable exemptions, and amounts withheld, if any, shall be treated as received by the holders thereof.

        (d)   No share of Series B Preferred Stock shall have any rights of preemption whatsoever under this Certificate of Determination as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated issued or granted.

        (e)   The shares of Series B Preferred Stock shall not have any voting powers, preferences or relative, participating, optional or other rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Corporation's Articles of Incorporation or as provided by applicable law.

        (f)    The Corporation covenants not to treat the Series B Preferred Stock as preferred stock for purposes of Section 305 of the Internal Revenue Code of 1986, as amended, except as otherwise required by applicable law.

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[SIGNATURE PAGE FOLLOWS]

        We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

/s/ LAWRENCE MCGOVERN Lawrence McGovern, Executive Vice President
/s/ DEBBIE REUTER Debbie Reuter, Secretary

Date: June 17, 2010.

Certificate of Determination—Series B

 ANNEX B

CERTIFICATE OF DETERMINATION
OF
SERIES C CONVERTIBLE
PERPETUAL PREFERRED STOCK
OF
HERITAGE COMMERCE CORP

        Pursuant to Section 401 of the Corporations Code of the State of California:

        We, Lawrence McGovern, Executive Vice-President, and Debbie Reuter, Secretary, of Heritage Commerce Corp, a corporation organized under the laws of the State of California (hereinafter called the "Corporation"), do hereby certify as follows:

        1.     On June 17, 2010, the Board of Directors of the Corporation adopted a resolution designating 21,050 shares of preferred stock as Series C Convertible Perpetual Preferred Stock.

        2.     No shares of Series C Convertible Perpetual Preferred Stock have been issued.

        3.     Pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation of the Corporation, as amended, the following resolution was duly adopted by the Board of Directors on June 17, 2010, creating the series of preferred stock designated as Series C Convertible Perpetual Preferred Stock:

        RESOLVED, that pursuant to the provisions of the Articles of Incorporation of the Corporation, as amended, and applicable law, a series of preferred stock of the Corporation be and hereby is created, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series are as follows:

        Section 1.    Designation.    There is hereby created out of the authorized and unissued shares of preferred stock of the Corporation a series of preferred stock designated as the "Series C Convertible Perpetual Preferred Stock" (the "Series C Preferred Stock"). The number of shares constituting such series shall be 21,050. The Series C Preferred Stock shall have no par value per share.

        Section 2.    Ranking.    The Series C Preferred Stock will, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank (i) on a parity with the Corporation's Series A Fixed Rate Cumulative Perpetual Stock issued on November 21, 2008 ("Series A Preferred Stock"), and Series B Mandatory Convertible Cumulative Perpetual Preferred Stock ("Series B Preferred Stock"), and with each class or series of equity securities of the Corporation the terms of which do not expressly provide that such class or series will rank senior or junior to the Series C Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively referred to as "Parity Securities"), and (ii) senior to the Corporation's common stock, no par value per share (the "Common Stock"), and each other class or series of capital stock of the Corporation outstanding or established on or after the Effective Date by the Corporation the terms of which do not expressly provide that it ranks on a parity with or senior to the Series C Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively referred to as "Junior Securities"). The Corporation has the power to authorize and/or issue additional shares or classes or series of Junior Securities or Parity Securities without the approval of the Holders; provided, however, that for as long as the Series C Preferred Stock remains outstanding, no preferred stock of the Corporation that would rank senior to the Series C Preferred Stock may be issued without, in each case, the express approval of the Holders of at least two-thirds of the issued and outstanding shares of Series C Preferred Stock voting as a single class.

        Section 3.    Definitions.    The following initially capitalized terms shall have the following meanings, whether used in the singular or the plural:

        (a)   "Additional Stock" has the meaning set forth in Section 10(a)(viii)(F).

        (b)   "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        (c)   "Applicable Conversion Price" means the Conversion Price in effect at any given time.

        (d)   "Business Day" means any day that is not Saturday or Sunday and that, in the City of New York and in the State of California, is not a day on which banking institutions generally are authorized or obligated by law or executive order to be closed.

        (e)   "Certificate of Determination" means this Certificate of Determination of Heritage Commerce Corp, dated June 17, 2010.

        (f)    "Closing Price" of the Common Stock (or other relevant capital stock or equity interest) on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock (or other relevant capital stock or equity interest) on the NASDAQ Global Select Market on such date. If the Common Stock (or other relevant capital stock or equity interest) is not traded on the NASDAQ Global Select Market on any date of determination, the Closing Price of the Common Stock (or other relevant capital stock or equity interest) on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock is so listed or quoted, or if the Common Stock (or other relevant capital stock or equity interest) is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock (or other relevant capital stock or equity interest) in the over-the-counter market as reported by Pink OTC Markets Inc. or similar organization, or, if that bid price is not available, the market price of the Common Stock (or other relevant capital stock or equity interest) on that date as determined by a nationally recognized independent investment banking firm retained by the Corporation for this purpose, subject to the joint approval of the Board of Directors of the Corporation and the Holders. The Corporation shall cause at its expense the investment bank to perform the determinations and notify the Corporation and the Holders of the results no later than ten Business Days from the time it receives the engagement. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

For purposes of this Certificate of Determination, all references herein to the "Closing Price" and "last reported sale price" of the Common Stock (or other relevant capital stock or equity interest) on the NASDAQ Global Select Market shall be such closing sale price and last reported sale price as reflected on the website of the NASDAQ Global Select Market (www.nasdaq.com) and as reported by Bloomberg Professional Service; provided that in the event that there is a discrepancy between the closing price and the last reported sale price as reflected on the website of the NASDAQ Stock Market and as reported by Bloomberg Professional Service, the closing sale price and the last reported sale price on the website of the NASDAQ Stock Market shall govern.

        (g)   "Common Stock" has the meaning set forth in Section 2.

        (h)   "Common Stock Equivalents" means securities representing rights convertible into or exchangeable for, or entitling the holder thereof to purchase or receive directly or indirectly, shares of Common Stock.

        (i)    "Conversion Price" means for each share of Series C Preferred Stock, $3.75; provided that if the Shareholder Approval are not obtained by the six month anniversary of the Effective Date, the Conversion Price shall be reduced by ten percent (10%) (subject to further adjustment or limitation from time to time in a manner consistent with the provisions of Section 10).

        (j)    "Corporation" means Heritage Commerce Corp, a California corporation.

        (k)   "Current Market Price" means, on any date, the average of the daily Closing Price per share of the Common Stock on each of the five consecutive Trading Days preceding the earlier of the day before the date in question and the day before the Ex-Date with respect to the issuance or distribution giving rise to an adjustment to the Conversion Price pursuant to Section 10.

        (l)    "Distributed Property" has the meaning set forth in Section 10(a)(iv).

        (m)  "Distribution" has the meaning set forth in Section 4(c).

        (n)   "Dividend Rate" means for purposes of Section 4(b) an annual rate equal to twenty percent (20%) per annum.

        (o)   "Effective Date" means the date on which shares of the Series C Preferred Stock are first issued.

        (p)   "Exchange Property" has the meaning set forth in Section 11(a).

        (q)   "Ex-Date", when used with respect to any issuance or distribution, means the first date on which the Common Stock trades without the right to receive the issuance or distribution giving rise to an adjustment to the Conversion Price pursuant to Section 10.

        (r)   "Filing Date" has the meaning set forth in Section 10(a)(viii)(A).

        (s)   "First Dilutive Issuance" has the meaning set forth in Section 10(a)(viii)(A).

        (t)    "Holder" means the Person in whose name the shares of the Series C Preferred Stock are registered, which may be treated by the Corporation as the absolute owner of the shares of Series C Preferred Stock for the purpose of making payment and settling the related conversions and for all other purposes.

        (u)   "Junior Securities" has the meaning set forth in Section 2.

        (v)   "Liquidation Preference" means, as to the Series C Preferred Stock, $1,000 per share (as adjusted for any split, subdivision, combination, consolidation, recapitalization or similar event with respect to the Series C Preferred Stock).

        (w)  "Mandatory Conversion Date" means, with respect to shares of Series C Preferred Stock of any Holder, at any time following receipt of the Shareholder Approval and the date of the consummation of the transfer by such Holder of shares of Series C Preferred Stock to a non-affiliate in a Widely Dispersed Offering.

        (x)   "Notice of Mandatory Conversion" has the meaning set forth in Section 9(a).

        (y)   "Parity Securities" has the meaning set forth in Section 2.

        (z)   "Permitted Rights Offering" means an offering of up to $10 million of aggregate offering price of Common Stock pursuant to subscription rights distributed pro rata to the then existing holders of record of Common Stock at a price per share of Common Stock not less than $3.75, and the associated declaration, issuance and exercise of the subscription rights with respect to such offering and shares of Common Stock issuable in connection with the exercise of any such rights pursuant to the terms of the Securities Purchase Agreement.

        (aa) "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company or trust.

        (bb) "Series A Preferred Stock" has the meaning set forth in Section 2.

        (cc) "Series B Preferred Stock" has the meaning set forth in Section 2.

        (dd) "Series C Preferred Stock" has the meaning set forth in Section 1.

        (ee) "Record Date" has the meaning set forth in Section 4(a)(iii).

        (ff)  "Reorganization Event" has the meaning set forth in Section 11(a).

        (gg) "Section 4(b) Dividend Payment Date" has the meaning set forth in Section 4(b)(i).

        (hh) "Section 4(b) Dividend Period" has the meaning set forth in Section 4(b)(ii).

         (ii)  "Securities Purchase Agreement" means the agreement by and among the Corporation and the purchasers named therein dated June 18, 2010.

        (jj)   "Shareholder Approval" means the vote of a majority of the Common Stock present and voting and the vote of at least a majority of the outstanding shares of the Series C Preferred Stock to approve the issuance of Common Stock upon conversion of the Series C Preferred Stock for purposes of Rule 5635 of the NASDAQ Stock Market Rules.

        (kk) "Subsequent Dilutive Issuance" has the meaning set forth in Section 10(a)(viii)(A).

        (ll)   "Trading Day" means a day on which the shares of Common Stock:

            (i)  are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business; and

           (ii)  have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

        (mm)  "Trading Market" means whichever of the New York Stock Exchange, the NYSE Amex, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

        (nn) "Voting Securities" means, at any time, shares of any class of capital stock of this Corporation that are entitled to vote generally in the election of directors.

        (oo) "Widely Dispersed Offering" means (a) a widespread public distribution, including pursuant to a registration statement filed with and declared effective by the SEC or pursuant to Rule 144 under the Securities Act, (b) a transfer in which no transferee (or group of associated transferees) after giving effect to such transfer, would own more than 2% of any class of Voting Securities or (c) a transfer to a transferee that controls or is acquiring control of more than 50% of the Voting Securities.

        Section 4.    Dividends.

        (a)   From and after the Effective Date, and when as declared by the Board of Directors or a duly authorized committee of the Board of Directors, out of funds legally available thereafter, the Corporation pays dividends in cash or shares of Common Stock (other than a Permitted Rights Offering), then the Corporation shall pay a similar dividend in cash or shares of Common Stock or make a similar distribution of shares of Common Stock based on the number of shares of Common Stock that the shares of Series C Preferred Stock are then convertible on the applicable record date for such distribution in accordance with Section 4(a), provided, however, that prior to the Shareholder Approval, Holders shall be entitled to cumulative dividends of the type and in the amounts determined as set forth in Section 4(b).

        (b)   From and after the Effective Date and prior to the Shareholder Approval, the Holders shall be entitled to receive, only if, when and as declared by the Board of Directors or a duly authorized committee of the Board of Directors, out of funds legally available therefor, cumulative dividends of the type and in the amounts determined as set forth in this Section 4(b), and no more, provided, however, that notwithstanding any other provision in this Section 4 other than Section 4(c), if the Shareholder Approval occurs before the six month anniversary of the Effective Date, then no accrued dividends shall be payable under this Section 4(b).

            (i)  Commencing on the Effective Date, dividends shall accrue and be payable semi-annually in arrears with the first such dividend payable on the six month anniversary of the Effective Date and continuing on each six (6) month anniversary thereafter (each, a "Section 4(b) Dividend Payment Date") or, if any such day is not a Business Day, the next Business Day, if, when and as declared by the Board of Directors or a duly authorized committee of the Board of Directors. Dividends payable pursuant to this Section 4(b), if, when and as declared by the Board of Directors or a duly authorized committee of the Board of Directors, will be, for each outstanding share of Series C Preferred Stock, payable in cash at an annual rate equal to the Dividend Rate multiplied by the sum of (A) the Liquidation Preference plus (B) all accrued and unpaid dividends for any prior Section 4(b) Dividend Period that are payable on such share of Series C Preferred Stock, payable in cash.

           (ii)  Dividends payable pursuant to this Section 4(b) will be computed on the basis of a 360-day year of twelve 30-day months and, for any Section 4(b) Dividend Period greater or less than a full Section 4(b) Dividend Period, will be computed on the basis of the actual number of days elapsed in the period divided by 360. Each period from and including a Section 4(b) Dividend Payment Date to but excluding the following Section 4(b) Dividend Payment Date is herein referred to as a "Section 4(b) Dividend Period".

          (iii)  Each dividend will be payable to Holders of record as they appear in the records of the Corporation on the applicable record date (each, a "Record Date"), which with respect to dividends payable pursuant to this Section 4(b), shall be on the fifteenth day of the month immediately prior to the month in which the relevant Section 4(b) Dividend Payment Date occurs.

          (iv)  Dividends on the Series C Preferred Stock pursuant to this Section 4(b) are cumulative. To the extent that the Board of Directors does not declare and pay dividends on the Series C Preferred Stock for a Section 4(b) Dividend Period prior to the related Section 4(b) Dividend Payment Date, in full or otherwise, such unpaid dividend shall accrue and shall cumulate from such scheduled Section 4(b) Dividend Payment Date, shall compound on each subsequent Section 4(b) Dividend Payment Date and shall be payable semi-annually in arrears on each subsequent Section 4(b) Dividend Payment Date. As used herein, the term "accrued" includes both accrued and accumulated dividends.

           (v)  So long as any shares of Series C Preferred Stock remain outstanding, if all dividends on all outstanding shares of the Series C Preferred Stock for any Section 4(b) Dividend Period have not been declared and paid, or declared and funds set aside therefor, the Corporation shall not (x) declare or pay dividends with respect to, or make any distributions on, or, directly or indirectly, redeem, purchase or acquire any of its Junior Securities or (y) directly or indirectly, redeem, purchase or acquire any of its Parity Securities, other than, in each case, (i) redemptions, purchases or other acquisitions of Junior Securities or Parity Securities in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants or in connection with a dividend reinvestment plan, (ii) any declaration of a dividend in connection with any shareholders' rights plan, or the issuance of rights, stock or other property under any shareholders' rights plan, or the redemption or repurchase of rights pursuant thereto, (iii) conversions or exchanges of Junior Securities or Parity Securities for Junior Securities or Parity Securities, respectively, and (iv) any purchase of fractional interests in shares of the Corporation's capital stock pursuant to the conversion or exchange provisions of such capital stock or the securities being converted or exchanged. If dividends payable pursuant to Section 4(b) for any Section 4(b) Dividend Payment Date are not paid in full, or declared and funds set aside therefor on the shares of the Series C Preferred Stock and there are issued and outstanding shares of Parity Securities with the same Section 4(b) Dividend Payment Date (or, in the case of Parity Securities having dividend payment dates different from the Section 4(b) Dividend Payment Dates, on a dividend payment date falling within a Section 4(b) Dividend Period applicable to such Section 4(b) Dividend Payment Date), then all dividends declared on shares of the Series C Preferred Stock and such Parity Securities on such date or dates, as the case may be, shall be declared pro rata so that the respective amounts of such dividends shall bear the same ratio to each other as full semi-annual dividends per share payable on the shares of the Series C Preferred Stock pursuant to this Section 4(b) and all such Parity Securities otherwise payable on such Section 4(b) Dividend Payment Date (or, in the case of Parity Securities having dividend payment dates different from the Section 4(b) Dividend Payment Dates, on a dividend payment date falling within a Section 4(b) Dividend Period applicable to such Section 4(b) Dividend Payment Date) (subject to such dividends on such Parity Securities having been declared by the Board of Directors out of legally available funds and including, in the case of any such Parity Securities that bear cumulative dividends, all accrued and unpaid dividends) bear to each other.

          (vi)  If the Shareholder Approval are obtained by the Corporation on or prior to the Record Date for any declared dividend applicable to any Section 4(b) Dividend Period, the Holder of such share of Series C Preferred Stock will have the right to receive accrued dividends on the Series C Preferred Stock prior to the Shareholder Approval with respect to such Section 4(b) Dividend Period, and this shall not affect any rights to receive any accrued and unpaid dividends on the Series C Preferred Stock attributable to any Section 4(b) Dividend Period completed prior to such Record Date. If after the Record Date for any declared dividend applicable to any Section 4(b) Dividend Period and prior to the relevant Section 4(b) Dividend Payment Date, such Holder shall receive that dividend on the relevant Section 4(b) Dividend Payment Date if such Holder was the Holder of record on the Record Date for that dividend.

         (vii)  Notwithstanding anything contained in this Section 4(b) to the contrary, if the Shareholder Approval are obtained by the Corporation before the six month anniversary the Effective Date then no accrued dividends payable under the terms of this Section 4(b) shall be payable.

        (c)   Subject to the limitations of Section 4(b)(v), if applicable, so long as any shares of Series C Preferred Stock are outstanding, the Corporation shall not declare, pay or set apart for payment any dividend or make any Distribution on any Common Stock, unless at the time of such dividend or Distribution the Corporation simultaneously pays a dividend or makes a Distribution on each outstanding share of Series C Preferred Stock in the same form of consideration as received by the holders of the Common Stock in an amount equal to the product of (i) the dividend payable or Distribution to be made on each share of Common Stock and (ii) the number of shares of Common Stock issuable upon conversion of a share of Series C Preferred Stock (assuming receipt of the Shareholder Approval and, if necessary, regulatory approvals), calculated on the record date for determination of holders entitled to receive such dividend or Distribution. For purposes hereof, "Distribution" shall mean the transfer of cash, securities or other assets or property, including, without limitation, evidences of indebtedness, shares of capital stock or securities (including, without limitation, any dividend or distribution of (i) shares of capital stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in a "spin-off" transaction or (ii) rights or warrants to purchase shares of Common Stock (other than rights issued pursuant to a shareholders' rights plan, a dividend reinvestment plan, other similar plans or a Permitted Rights Offering), without consideration, whether by way of dividend or otherwise.

        Section 5.    Liquidation.

        (a)   Subject to Section 5(b), in the event the Corporation voluntarily or involuntarily liquidates, dissolves or winds up, the Holders at the time shall be entitled to receive liquidating distributions per share of Series C Preferred Stock in an amount equal to the Liquidation Preference, plus an amount equal to (i) any accrued and unpaid dividends (regardless of whether any dividends are actually declared) and (ii) any authorized and declared but unpaid dividends thereon, to and including the date of such liquidation, out of assets legally available for distribution to the Corporation's shareholders, before any distribution of assets is made to the holders of the Common Stock. After payment of the full amount of such liquidation distribution, the Holders shall not be entitled to any further participation in any distribution of assets by the Corporation.

        (b)   In the event the Corporation voluntarily or involuntarily liquidates, dissolves or winds up before the Shareholder Approval, the Holders at the time shall be entitled to receive, for each share of the Series C Preferred Stock, the sum of (i) liquidating distributions in an amount equal to the Liquidation Preference, plus any accrued but unpaid dividends thereon to and including the date of such liquidation, out of assets legally available for distribution to the Corporation's shareholders, before any distribution of assets is made to the holders of the Common Stock or any other Junior Securities and (ii) after all distributions have been made to Holders pursuant to clause (i) of this sentence, liquidating distributions, as determined by the Corporation (or the trustee or other Person or Persons administering its liquidation, dissolution or winding-up in accordance with applicable law) as of a date that is at least ten (10) Business Days before the first liquidating distribution is made on Series C Preferred Stock, that would be made on the number of shares of Common Stock equal to the Liquidation Preference divided by the Applicable Conversion Price as if all of the outstanding shares of Series C Preferred Stock and Series B Preferred Stock had been converted into Common Stock on such date of determination, out of assets legally available for distribution to the Corporation's shareholders, simultaneous with any distribution of assets made to the holders of the Common Stock.

        (c)   In the event the assets of the Corporation available for distribution to shareholders upon any liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to all outstanding shares of the Series C Preferred Stock and the corresponding amounts payable on any Parity Securities, the Holders and the holders of such Parity Securities shall share ratably in any distribution of assets of the Corporation in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled.

        (d)   Except as provided in Section 11, the Corporation's consolidation or merger with or into any other entity, the consolidation or merger of any other entity with or into the Corporation, or the sale of all or substantially all of the Corporation's property or business will not constitute its liquidation, dissolution or winding up.

        Section 6.    Maturity.    The Series C Preferred Stock shall be perpetual unless converted in accordance with this Certificate of Determination.

        Section 7.    Redemptions.

        (a)   Redemption by the Holder. Holders of Series C Preferred Stock will have no right to require redemption of any shares of Series C Preferred Stock.

        (b)   No Redemption by the Corporation. The Series C Preferred Stock shall not be redeemable by the Corporation at any time. The Series C Preferred Stock shall not be subject to any sinking fund or other obligation to redeem, repurchase or retire the Series C Preferred Stock.

        Section 8.    Mandatory Conversion.    Effective as of the close of business on the Mandatory Conversion Date with respect to the shares of Series C Preferred Stock of a Holder, all such Holder's shares of Series C Preferred Stock shall automatically convert into shares of Common Stock held by the transferee in a Widely Dispersed Public Offering. The number of shares of Common Stock into which a share of Series C Preferred Stock shall be convertible shall be determined by dividing (i) the Liquidation Preference, plus the aggregate sum of all accrued and unpaid dividends by (ii) the Applicable Conversion Price (subject to the conversion procedures of Section 9 hereof). Upon conversion, the transferee shall receive cash in lieu of fractional shares in accordance with Section 13 hereof.

        Section 9.    Conversion Procedures.

        (a)   Each Holder shall promptly provide written notice to the Corporation within three Business Days of its intent to transfer its Series C Preferred Stock in a Widely Dispersed Offering and, promptly upon receipt of each required regulatory approval applicable to the transferee, if any, such transferee shall provide written notice to the Corporation of such receipt. Upon occurrence of the Mandatory Conversion Date with respect to shares of Series C Preferred Stock of any Holder, the Corporation shall provide notice of such conversion to the Holder (such notice a "Notice of Mandatory Conversion"). In addition to any information required by applicable law or regulation, the Notice of Mandatory Conversion with respect to such Holder shall state, as appropriate:

            (i)  the Mandatory Conversion Date applicable to such Holder;

           (ii)  the number of shares of Common Stock to be issued upon conversion of each share of Series C Preferred Stock held of record by such Holder and subject to such mandatory conversion;

          (iii)  the place or places where certificates for shares of Series C Preferred Stock held of record by such Holder are to be surrendered for issuance to the transferee of certificates representing shares of Common Stock; and

          (iv)  information concerning the proposed transferee sufficient to allow the Corporation's transfer agent to effect issuance of shares of Common Stock to such transferee.

        (b)   Effective immediately prior to the close of business on a Mandatory Conversion Date, with respect to any shares of Series C Preferred Stock to be converted on such Mandatory Conversion Date, dividends shall no longer be declared on any such shares of Series C Preferred Stock and such shares of Series C Preferred Stock shall cease to be outstanding, in each case, subject to the right of the Holder to receive (i) any accrued and unpaid dividends on such shares to the extent provided in Section 4 and (ii) any other payments to which such Holder is otherwise entitled pursuant to Section 11 or Section 13 hereof, as applicable.

        (c)   Prior to the close of business on a Mandatory Conversion Date, with respect to any share of Series C Preferred Stock to be converted on such Mandatory Conversion Date, the shares of Common Stock issuable upon conversion thereof or other securities issuable upon conversion of such share of Series C Preferred Stock shall not be deemed outstanding for any purpose, and the Holder thereof shall have no rights with respect to such shares of Common Stock or other securities issuable upon conversion (including voting rights, rights to respond to tender offers for the Common Stock or other securities issuable upon conversion and rights to receive any dividends or other distributions on the Common Stock or other securities issuable upon conversion) by virtue of holding such share of Series C Preferred Stock, except to the extent provided in Section 4(c).

        (d)   Shares of Series C Preferred Stock duly converted in accordance with this Certificate of Determination, or otherwise reacquired by the Corporation, will resume the status of authorized and unissued preferred stock, undesignated as to series and available for future issuance. The Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Series C Preferred Stock; provided, however, that the Corporation shall not take any such action if such action would reduce the authorized number of shares of Series C Preferred Stock below the number of shares of Series C Preferred Stock then outstanding.

        (e)   The Person or Persons entitled to receive the Common Stock and/or cash, securities or other property issuable upon conversion of Series C Preferred Stock shall be treated for all purposes as the record holder(s) of such shares of Common Stock and/or securities as of the close of business on the relevant Mandatory Conversion Date with respect thereto. In the event that a Holder shall not by written notice designate the name in which shares of Common Stock and/or cash, securities or other property (including payments of cash in lieu of fractional shares) to be issued or paid upon conversion of shares of Series C Preferred Stock should be registered or paid or the manner in which such shares should be delivered, the Corporation shall be entitled to withhold issuance of the Common Stock until some time as the Holder provides the requested information.

        Section 10.    Anti-Dilution Adjustments.

        (a)   Prior to the Corporation obtaining the Shareholder Approval, the Conversion Price shall be subject to the following adjustments:

          (i)    Stock Dividends and Distributions.    If the Corporation pays dividends or other distributions on the Common Stock in shares of Common Stock, then the Conversion Price in effect immediately prior to the Ex-Date for such dividend or distribution will be multiplied by the following fraction:

      •
      the numerator is the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution, and

      •
      the denominator is the sum of (1) the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution plus (2) the total number of shares of Common Stock constituting such dividend or distribution.

        For the purposes of this Section 10(a)(i), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Corporation. If any dividend or distribution described in this Section 10(a)(i) is declared but not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to make such dividend or distribution, to such Conversion Price that would be in effect if such dividend or distribution had not been declared (but giving effect to any intervening adjustments that may have been made with respect to the Series C Preferred Stock).

          (ii)    Subdivisions, Splits and Combinations of the Common Stock.    If the Corporation subdivides, splits or combines the shares of Common Stock, then the Conversion Price in effect immediately prior to the effective date of such share subdivision, split or combination will be multiplied by the following fraction:

      •
      the numerator is the number of shares of Common Stock outstanding immediately prior to the effective date of such share subdivision, split or combination, and

      •
      the denominator is the number of shares of Common Stock outstanding immediately after the opening of business on the effective date of such share subdivision, split or combination.

        For the purposes of this Section 10(a)(ii), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Corporation. If any subdivision, split or combination described in this Section 10(a)(ii) is announced but the outstanding shares of Common Stock are not subdivided, split or combined, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to subdivide, split or combine the outstanding shares of Common Stock, to such Conversion Price that would be in effect if such subdivision, split or combination had not been announced (but giving effect to any intervening adjustments that may have been made with respect to the Series C Preferred Stock).

          (iii)    Issuance of Stock Purchase Rights.    If the Corporation issues to all or substantially all holders of the shares of Common Stock rights or warrants (other than rights or warrants issued pursuant to a dividend reinvestment plan or share purchase plan or other similar plans) entitling them to subscribe for or purchase the shares of Common Stock at less than the Current Market Price on the date fixed for the determination of shareholders entitled to receive such rights or warrants, then the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

      •
      the numerator is the sum of (1) the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution plus (2) the number of shares of Common Stock equal to the aggregate price payable to exercise such rights or warrants divided by the Current Market Price on the date fixed for the determination of shareholders entitled to receive such rights or warrants, and

      •
      the denominator is the sum of (1) the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution plus (2) the total number of shares of Common Stock issuable pursuant to such rights or warrants.

        For the purposes of this Section 10(a)(iii), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Corporation. The Corporation shall not issue any such rights or warrants in respect of shares of the Common Stock acquired by the Corporation. In the event that such rights or warrants described in this Section 10(a)(iii) are not so issued, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to issue such rights or warrants, to the Conversion Price that would then be in effect if such issuance had not been declared (but giving effect to any intervening adjustments that may have been made with respect to the Series C Preferred Stock). To the extent that such rights or warrants are not exercised prior to their expiration or shares of Common Stock are otherwise not delivered pursuant to such rights or warrants upon the exercise of such rights or warrants, the Conversion Price shall be readjusted to such Conversion Price that would then be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered (but giving effect to any intervening adjustments that may have been made with respect to the Series C Preferred Stock). In determining the aggregate offering price payable for such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants and the value of such consideration (if other than cash, to be determined in good faith by the Board of Directors). If an adjustment to the Conversion Price is required under this Section 10(a)(iii), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this Section 10(a)(iii) shall be delayed to the extent necessary in order to complete the calculations provided in this Section 10(a)(iii).

          (iv)    Debt or Asset Distributions.    If the Corporation distributes to all or substantially all holders of shares of Common Stock evidences of indebtedness, shares of capital stock, securities, cash or other assets (excluding any dividend or distribution referred to in Section 10(a)(i), any rights or warrants referred to in Section 10(a)(iii), any dividend or distribution paid exclusively in cash, any consideration payable in connection with a tender or exchange offer made by the Corporation or any of its subsidiaries, and any dividend of shares of capital stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in the case of certain spin-off transactions as described below) (such evidences of indebtedness, shares of capital stock, securities, cash or other assets, the "Distributed Property"), then the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

      •
      the numerator is the Current Market Price per share of Common Stock on such date minus the fair market value of the portion of the distribution applicable to one share of Common Stock on such date as determined in good faith by the Board of Directors, and

      •
      the denominator is the Current Market Price per share of Common Stock on such date;

provided that, if the fair market value of the portion of the distribution applicable to one share of Common Stock on such date as determined in good faith by the Board of Directors is equal to or greater than the Current Market Price per share of Common Stock on such date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall receive on the date on which the Distributed Property is distributed to holders of Common Stock, for each share of Series C Preferred Stock, the amount of Distributed Property such Holder would have received had such Holder's Series C Preferred Stock been converted into such number of shares of Common Stock that such Holder's shares of Series C Preferred Stock would then be convertible on the Ex-Date for such distribution.

        In a "spin-off," where the Corporation makes a distribution to all or substantially all holders of shares of Common Stock consisting of capital stock of any class or series, or similar equity interests of, or relating to, a subsidiary or other business unit, the Conversion Price will not be adjusted, but in lieu of such adjustment each Holder shall receive the same distribution as a holder of Common Stock would as though such Holder's shares of Series C Preferred Stock had been converted into such number of shares of Common Stock that such Holder's shares of Series C Preferred Stock would then be convertible.

        In the event that such distribution described in this Section 10(a)(iv) is not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay or make such dividend or distribution, to the Conversion Price that would then be in effect if such dividend or distribution had not been declared (but giving effect to any intervening adjustments that may have been made with respect to the Series C Preferred Stock). If an adjustment to the Conversion Price is required under this Section 10(a)(iv), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this Section 10(a)(iv) shall be delayed to the extent necessary in order to complete the calculations provided for in this Section 10(a)(iv).

          (v)    Cash Distributions.    If the Corporation makes a distribution consisting exclusively of cash to all holders of the Common Stock, excluding (a) any cash dividend or distribution on the Common Stock to the extent a corresponding cash dividend or distribution pursuant to Section 4 is paid on the Series C Preferred Stock, (b) any dividend or distribution in connection with the Corporation's liquidation, dissolution or winding up, and (c) any consideration payable in connection with a tender or exchange offer made by the Corporation or any of its subsidiaries, then in each event, the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

      •
      the numerator is the Closing Price per share of Common Stock on the Trading Day immediately preceding the Ex-Date minus the amount per share of Common Stock of the cash distribution, as determined pursuant to the introduction to this Section 10(a)(v), and

      •
      the denominator is the Closing Price per share of Common Stock on the Trading Day immediately preceding the Ex-Date.

        In the event that any distribution described in this Section 10(a)(v) is not so made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay such distribution, to the Conversion Price which would then be in effect if such distribution had not been declared (but giving effect to any intervening adjustments that may have been made with respect to the Series C Preferred Stock).

        Notwithstanding the foregoing, if the amount per share of Common Stock of the cash distribution, as determined pursuant to the introduction to this Section 10(a)(v), is equal to or greater than the Closing Price per share of Common Stock on the Trading Day immediately preceding the Ex-Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive on the date on which the relevant cash dividend or distribution is distributed to holders of Common Stock, for each share of Series C Preferred Stock, the amount of cash such Holder would have received had such Holder's Series C Preferred Stock been converted into such number of shares of Common Stock that such Holder's shares of Series C Preferred Stock would then be convertible on the Ex-Date for such distribution.

          (vi)    Self Tender Offers and Exchange Offers.    If the Corporation or any of its subsidiaries successfully completes a tender or exchange offer for the Common Stock where the cash and the value of any other consideration included in the payment per share of the Common Stock exceeds the Closing Price per share of the Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer, then the Conversion Price in effect at the close of business on such immediately succeeding Trading Day will be multiplied by the following fraction:

            OS-l × SP
AC + (SP × OS-2)

        where,

SP =	the Closing Price per share of Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer.
OS-1 =	the number of shares of Common Stock outstanding immediately prior to the expiration of the tender or exchange offer, including any shares validly tendered and not withdrawn.
OS-2 =
the number of shares of Common Stock outstanding immediately after the expiration of the tender or exchange offer, giving effect to consummation of the acquisition of all shares validly tendered or exchanged (and not withdrawn) in connection with such tender or exchange.
AC =	the aggregate cash and fair market value of the other consideration payable in the tender or exchange offer, as determined by the Board of Directors.

        In the event that the Corporation, or one of its subsidiaries, is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the Corporation, or such subsidiary, is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Price shall be readjusted to be such Conversion Price that would then be in effect if such tender offer or exchange offer had not been made (but giving effect to any intervening adjustments that may have been made with respect to the Series C Preferred Stock). Except as set forth in the preceding sentence, if the application of this Section 10(a)(vi) to any tender offer or exchange offer would result in a decrease in the Conversion Price, no adjustment shall be made for such tender offer or exchange offer under this Section 10(a)(vi).

          (vii)    Rights Plans.    To the extent that the Corporation has a shareholders' rights plan in effect with respect to the Common Stock on a Mandatory Conversion Date, upon conversion of any shares of the Series C Preferred Stock, the transferee will receive, in addition to the shares of Common Stock, the rights under the rights plan, unless, prior to such Mandatory Conversion Date, the rights have separated from the shares of Common Stock, in which case the Conversion Price will be adjusted at the time of separation as if the Corporation had made a distribution to all holders of the Common Stock as described in Section 10(a)(iv) above, subject to readjustment in the event of the expiration, termination or redemption of such rights.

          (viii)    Other Issuances of Additional Stock.

          (A)  If the Corporation shall issue (or be deemed to have issued), after the date of filing of this Certificate of Determination (the "Filing Date"), any Additional Stock (as defined below in

  Section 10(a)(viii)(F)) without consideration or for a consideration per share less than the Conversion Price for the Series C Preferred Stock in effect immediately prior to the issuance of such Additional Stock, the Conversion Price for such series in effect immediately prior to each such issuance of Additional Stock shall forthwith (except as otherwise provided in this Section 10(a)(viii)) be adjusted to a price equal to (calculated to the nearest cent) the product obtained by multiplying the Conversion Price for the Series C Preferred Stock in effect immediately prior to such issuance of Additional Stock by a fraction, the numerator of which is equal to the sum of (x) the total number of shares of Common Stock outstanding (including any shares of Common Stock previously deemed to have been issued pursuant to Section 10(a)(viii)(E)(l) or Section 10(a)(viii)(E)(2) (to the extent not actually issued)) immediately prior to such issuance of Additional Stock plus (y) the number of shares of Common Stock that the aggregate consideration received by this Corporation for such issuance of Additional Stock would purchase at the Conversion Price for Series C Preferred Stock in effect immediately prior to such issuance of Additional Stock, and the denominator of which is equal to the sum of (x) the total number of shares of Common Stock outstanding (including any shares of Common Stock previously deemed to have been issued pursuant to Section 10(a)(viii)(E)(l) or Section 10(a)(viii)(E)(2) (to the extent not actually issued)) immediately prior to such issuance of Additional Stock plus (y) the number of shares of Additional Stock issued. In the event that the Corporation issues or sells, or is deemed to have issued or sold, Additional Stock (the "First Dilutive Issuance"), then in the event that the Corporation issues or sells, or is deemed to have issued or sold, Additional Stock other than the First Dilutive Issuance as a part of the same transaction or series of related transactions as the First Dilutive Issuance (a "Subsequent Dilutive Issuance"), then and in each such case upon a Subsequent Dilutive Issuance, the Conversion Price shall be reduced to the Conversion Price that would have been in effect had the First Dilutive Issuance and each Subsequent Dilutive Issuance all occurred on the closing date of the First Dilutive Issuance.

          (B)  Except to the limited extent provided for in Section 10(a)(viii)(E)(3) or Section 10(a)(viii)(E)(4), no adjustment of the Conversion Price for Series C Preferred Stock pursuant to this subsection (viii) shall have the effect of increasing any such Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

          (C)  In the case of the issuance of Additional Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

          (D)  In the case of the issuance of Additional Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Corporation's Board of Directors irrespective of any accounting treatment.

          (E)  In the case of the issuance after the Filing Date of (i) options to purchase or rights to subscribe for Common Stock, (ii) securities by their terms convertible into or exchangeable for Common Stock or (iii) options to purchase or rights to subscribe for securities by their terms convertible into or exchangeable for Common Stock, the following provisions shall apply for all purposes of this Section 10(a)(viii):

            (1)   The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential anti-dilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Section 10(a)(viii)(C) and Section 10(a)(viii)(D)) if any, received by the Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential anti-dilution adjustments) for the Common Stock covered thereby.

            (2)   The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including without limitation, the passage of time, but without taking into account potential anti-dilution adjustments) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation (without taking into account potential anti-dilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Section 10(a)(viii)(C) and Section 10(a)(viii)(D)).

            (3)   In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to this Corporation upon exercise of such options or rights or upon conversion of or exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Price for the Series C Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

            (4)   Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price for the Series C Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities (but giving effect to any intervening adjustments that may have been made with respect to the Series C Preferred Stock).

            (5)   The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to Section 10(a)(viii)(E)(l) or Section 10(a)(viii)(E)(2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either Section 10(a)(viii)(E)(3) or Section 10(a)(viii)(E)(4).

          (F)  "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to Section 10(a)(viii)(E)) by this Corporation after the Filing Date, other than:

            (1)   shares of Common Stock or Common Stock Equivalents issued pursuant to an event or transaction described in Section 10(a)(i) or Section 10(a)(ii);

            (2)   shares of Common Stock issued pursuant to an event or transaction described in Section 10(c)(iii);

            (3)   shares of Common Stock issued or issuable upon conversion of shares of Series C Preferred Stock;

            (4)   shares of Common Stock issued (or deemed to have been issued pursuant to Section 10(a)(viii)(E)) in connection with a Reorganization Event; and

            (5)   shares of Common Stock issued or issuable upon conversion of shares of Series B Preferred Stock.

        (b)   The Corporation may make such decreases in the Conversion Price, in addition to any other decreases required by this Section 10, if the Board of Directors deems it advisable to avoid or diminish any income tax to holders of the Common Stock resulting from any dividend or distribution of shares of Common Stock (or issuance of rights or warrants to acquire shares of Common Stock) or from any event treated as such for income tax purposes or for any other reason.

        (c)   (i) All adjustments to the Conversion Price shall be calculated to the nearest 1/10 of a cent. No adjustment in the Conversion Price shall be required if such adjustment would be less than $0.01; provided, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further that on the applicable Mandatory Conversion Date adjustments to the Conversion Price will be made with respect to any such adjustment carried forward and which has not been taken into account before such date.

           (ii)  No adjustment to the Conversion Price shall be made if Holders may participate in the transaction that would otherwise give rise to an adjustment, as a result of holding the Series C Preferred Stock (including, without limitation, pursuant to Section 4 hereof), without having to convert the Series C Preferred Stock, as if they held the full number of shares of Common Stock into which a share of the Series C Preferred Stock may then be converted.

          (iii)  The Conversion Price shall not be adjusted:

            (A)  with respect to a Permitted Rights Offering;

            (B)  upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Corporation's securities and the investment of additional optional amounts in shares of Common Stock under any such plan;

            (C)  upon the issuance of any shares of Common Stock or rights, options or warrants to purchase those shares pursuant to any present or future employee, director or consultant benefit plan, compensation plan or program of or assumed by the Corporation or any of its subsidiaries (including the Corporation's 1994 Tandem Stock Option Plan and Amended and Restated 2004 Equity Plan);

            (D)  upon the issuance of any shares of Common Stock pursuant to any option, warrant (including the Warrant issued to the U.S. Treasury on November 21, 2008) and any anti-dilution adjustments required thereunder, right or exercisable, exchangeable or convertible security outstanding as of the date shares of the Series C Preferred Stock were first issued and not substantially amended thereafter;

            (E)  for accrued and unpaid dividends on the Series A Preferred Stock, the Series B Preferred Stock or the Series C Preferred Stock.

        (d)   Whenever the Conversion Price is to be adjusted in accordance with Section 10(a) or Section 10(b), the Corporation shall: (i) compute the Conversion Price in accordance with Section 10(a) or Section 10(b), taking into account the $0.01 threshold set forth in Section 10(c) hereof; (ii) as soon as practicable following the occurrence of an event that requires an adjustment to the Conversion Price pursuant to Section 10(a) or Section 10(b), taking into account the $0.01 threshold set forth in Section 10(c) hereof (or if the Corporation is not aware of such occurrence, as soon as practicable after becoming so aware), provide, or cause to be provided, a written notice to the Holders of the occurrence of such event; and (iii) as soon as practicable following the determination of the revised Conversion Price in accordance with Section 10(a) or Section 10(b) hereof, provide, or cause to be provided, a written notice to the Holders setting forth in reasonable detail the method by which the adjustment to the Conversion Price was determined and setting forth the revised Conversion Price.

        (e)   Notwithstanding anything contained in this Section 10 to the contrary, from and after the date Corporation obtains the Shareholder Approval, the Corporation shall not have any obligation to adjust the Conversion Price under the terms of this Section 10, provided, however, that if the Corporation shall (i)) subdivide its outstanding shares of Common Stock into a greater number of shares, then the Corporation shall similarly subdivide its outstanding shares of Series C Preferred Stock; (ii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the Corporation shall similarly combine its outstanding shares of Series C Preferred Stock (except for a Permitted Rights Offering).

        Section 11.    Reorganization Events.

        (a)   In the event that, for so long as any shares of Series C Preferred Stock remain outstanding, there occurs:

            (i)  any consolidation, merger or other similar business combination of the Corporation with or into another Person, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Corporation or another Person;

           (ii)  any sale, transfer, lease or conveyance to another Person of all or substantially all of the property and assets of the Corporation, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Corporation or another Person;

          (iii)  any reclassification of the Common Stock into securities including securities other than the Common Stock; or

          (iv)  any statutory exchange of the outstanding shares of Common Stock for securities of another Person (other than in connection with a merger or acquisition);

(any such event specified in this Section 11(a), a "Reorganization Event"), then each share of Series C Preferred Stock outstanding immediately prior to such Reorganization Event shall, at the option of the Holders, either convert into the kind of securities, cash and other property receivable in such Reorganization Event by the holder (excluding the counterparty to the Reorganization Event or an Affiliate of such counterparty) of that number of shares of Common Stock into which the share of Series C Preferred Stock would then be convertible (such securities, cash and other property, the "Exchange Property") plus an amount in cash equal to any accrued and unpaid dividends on such Series C Preferred Stock, or be entitled to receive liquidating distributions in accordance with Section 5 as if such Reorganization Event were a liquidation of the Corporation.

        (b)   In the event that holders of the shares of Common Stock have the opportunity to elect the form of consideration to be received in such transaction, the Holders shall likewise be allowed to make such an election.

        (c)   The above provisions of this Section 11 shall similarly apply to successive Reorganization Events and the provisions of Section 10, if applicable, shall apply to any shares of capital stock of the Corporation (or any successor) received by the holders of the Common Stock in any such Reorganization Event.

        (d)   The Corporation (or any successor) shall, within seven (7) days of the consummation of any Reorganization Event, provide written notice to the Holders of such consummation of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 11.

        (e)   The Corporation shall not enter into any agreement for a transaction constituting a Reorganization Event unless such agreement does not interfere with or prevent (as applicable) (i) conversion of the Series C Preferred Stock into the Exchange Property or (ii) the ability of Holders to receive, at their option, a liquidating distribution in accordance with Section 5, in each case, in a manner that is consistent with and gives effect to this Section 11.

        Section 12.    Voting Rights.

        (a)   Holders will not have any voting rights (including no right to elect any directors), except (i) voting rights, if any, required by law and (ii) voting rights described in Section 12(b).

        (b)   So long as any shares of Series C Preferred Stock are outstanding, in addition to any other vote or written consent of shareholders required by law or by the Articles of Incorporation, the vote or written consent of the Holders of at least two-thirds of the then outstanding shares of shares of Series C Preferred Stock at the time outstanding and entitled to vote thereon, voting as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be necessary for effecting or validating any of the following actions, whether or not such approval is required by California law:

            (i)  Any amendment, alteration or repeal (including by means of a merger, consolidation or otherwise) of any provision of the Corporation's Articles of Incorporation (including this Certificate of Determination) or the Corporation's Bylaws that would significantly and adversely affects the rights or preferences of the Series C Preferred Stock; provided, however, that for all purposes of this Section 12(b)(i), (1) any increase in the amount of the Corporation's authorized but unissued shares of preferred stock, (2) any increase in the amount of the Corporation's authorized or issued Series C Preferred Stock, and (3) to the extent allowed by California law, the creation and issuance, or an increase in the authorized or issued amount, of other series of preferred stock of the Corporation ranking equally with or junior to the Series C Preferred Stock, either or both with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and/or the distribution of assets upon the liquidation, dissolution or winding up of the Corporation, will not, in and of itself, be deemed to materially and adversely affect the rights, preferences, privileges or voting powers of the Series C Preferred Stock and except as otherwise provided under California law, Holders will have no right to vote solely by such an increase, creation or issuance; or

           (ii)  So long as any shares of Series C Preferred Stock are outstanding, the Holder shall be entitled to vote, with a number of votes equal to that number of shares of Common Stock into which such Holder's shares of Series C Preferred Stock would then be convertible, together with the holders of Common Stock acting as a single class, in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, for effecting or validating any consummation of any Reorganization Event, as defined in Section 11 above.

        (c)   Notwithstanding the foregoing, Holders shall not have any voting rights if, at or prior to the effective time of the act with respect to which such vote would otherwise be required, all outstanding shares of Series C Preferred Stock shall have been converted into shares of Common Stock.

        (d)   If the Board of Governors of the Federal Reserve System determines that the Series C Preferred Stock is classified as "voting stock" for the purposes of the Bank Holding Company Act of 1956, as amended, the Holders and the Corporation will make such reasonable modifications to the voting rights in this Section 12 so that the Series C Preferred Stock is no longer considered "voting stock."

        (e)   Without the vote or written consent of the holders of the Series C Preferred Stock, so long as such action does not adversely affect the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of the Series C Preferred Stock, the Corporation may amend, alter, supplement or repeal any terms of the Series C Preferred Stock:

            (i)  to cure any ambiguity, or to cure, correct or supplement any provision contained in this Certificate of Determination that may be ambiguous, defective or inconsistent; or

           (ii)  to make any provision with respect to matters or questions relating to the Series C Preferred Stock that is not inconsistent with the provisions of this Certificate of Determination.

        (f)    The rules and procedures for calling and conducting any meeting of the holders of Series C Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such written consents shall be governed by the requirements of the Articles of Incorporation, the Bylaws, applicable law and any national securities exchange or other trading facility, if any, on which the Series C Preferred Stock or Common Stock is listed or traded at the time.

        Section 13.    Fractional Shares.

        (a)   No fractional shares of Common Stock will be issued as a result of any conversion of shares of Series C Preferred Stock.

        (b)   In lieu of any fractional share of Common Stock otherwise issuable in respect of any mandatory conversion pursuant to Section 8 hereof, the Corporation shall pay an amount in cash to the transferee (computed to the nearest cent) equal to the fair value of a fraction, which fair value shall be determined based upon the same fraction of the Closing Price of the Common Stock determined as of the second Trading Day immediately preceding the applicable Mandatory Conversion Date.

        (c)   If more than one share of the Series C Preferred Stock is surrendered for conversion at one time by or for the same transferee, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Series C Preferred Stock so surrendered.

        Section 14.    Reservation of Common Stock.

        (a)   The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock solely for issuance upon the conversion of shares of Series C Preferred Stock as provided in this Certificate of Determination free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series C Preferred Stock (assuming receipt of the Shareholder Approval and, if necessary, regulatory approvals), then outstanding, based on the Applicable Conversion Price. For purposes of this Section 14(a), the number of shares of Common Stock that shall be deliverable upon the conversion of all outstanding shares of Series C Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single Holder and there was no regulatory impediment to such conversion.

        (b)   All shares of Common Stock delivered upon conversion of the Series C Preferred Stock shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests and other encumbrances.

        (c)   Prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of the Series C Preferred Stock, the Corporation shall use its reasonable best efforts to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

        (d)   The Corporation hereby covenants and agrees that it will list and keep listed on the Trading Market, so long as the Common Stock shall be so listed on the Trading Market, all the Common Stock issuable upon conversion of the Series C Preferred Stock.

        Section 15.    Replacement Certificates.    The Corporation shall replace any mutilated certificate at the Holder's expense upon surrender of that certificate to the Corporation. The Corporation shall replace certificates that become destroyed, stolen or lost at the Holder's expense upon delivery to the Corporation of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be required by the Corporation.

        Section 16.    Miscellaneous.

        (a)   All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or five (5) Business Days after the mailing thereof if sent by registered or certified mail (unless first-class mail shall be specifically permitted for such notice under the terms of this Certificate of Determination) with postage prepaid, addressed: (i) if to the Corporation, to its office at 150 Almaden Boulevard, San Jose, California 95113, Attention: President and Chief Executive Officer, with a copy to the Corporation's Corporate Secretary, or (ii) if to any Holder, to such Holder at the address of such Holder as listed in the stock record books of the Corporation, or (iii) to such other address as the Corporation or any such Holder, as the case may be, shall have designated by notice similarly given.

        (b)   The Corporation shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Series C Preferred Stock or shares of Common Stock or other securities issued on account of Series C Preferred Stock pursuant hereto or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series C Preferred Stock or Common Stock or other securities in a name other than that in which the shares of Series C Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any Person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

        (c)   All payments on the shares of Series C Preferred Stock shall be subject to withholding and backup withholding of tax to the extent required by applicable law, subject to applicable exemptions, and amounts withheld, if any, shall be treated as received by the holders thereof.

        (d)   No share of Series C Preferred Stock shall have any rights of preemption whatsoever under this Certificate of Determination as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated issued or granted.

        (e)   The shares of Series C Preferred Stock shall not have any voting powers, preferences or relative, participating, optional or other rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Corporation's Articles of Incorporation or as provided by applicable law.

        (f)    The Corporation covenants not to treat the Series C Preferred Stock as preferred stock for purposes of Section 305 of the Internal Revenue Code of 1986, as amended, except as otherwise required by applicable law.

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[SIGNATURE PAGE FOLLOWS]

        We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

/s/ LAWRENCE MCGOVERN Lawrence McGovern, Executive Vice President
/s/ DEBBIE REUTER Debbie Reuter, Secretary

Date: June 17, 2010.

Certificate of Determination—Series C

 ANNEX C

SECURITIES PURCHASE AGREEMENT

        This Securities Purchase Agreement (this "Agreement") is dated as of June 18, 2010, by and among Heritage Commerce Corp, a California corporation (the "Company"), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a "Purchaser" and collectively, the "Purchasers").

RECITALS

        A.    The Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "Commission") under the Securities Act.

        B.    Each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate number of shares of the Company's Series B mandatorily convertible cumulative perpetual preferred stock, $1,000 liquidation preference per share (the "Series B Preferred Shares"), set forth below such Purchaser's name on the signature page of this Agreement. When purchased, the Series B Preferred Shares will have the terms set forth in a certificate of determination for the Series B Preferred Shares in the form attached as Exhibit A hereto (the "Series B Certificate of Determination") made a part of the Company's Articles of Incorporation, as amended, by the filing of the Series B Certificate of Determination with the California Secretary of State (the "California Secretary"). Except as otherwise provided herein, the Series B Preferred Shares will convert into shares (the "Underlying Shares" and, together with the Series B Preferred Shares and the Series C Preferred Shares, the "Securities") of the common stock, no par value per share, of the Company (the "Common Stock"), subject to and in accordance with the terms and conditions of the Series B Certificate of Determination.

        C.    Castle Creek Capital Partners IV, LP ("Castle Creek") is purchasing 4,815 shares of the Series B Preferred Shares and 12,960 shares of the Company's Series C convertible perpetual preferred stock, $1,000 liquidation preference per share ("Series C Preferred Shares"). The Series C Preferred Shares will convert into Common Stock as provided in the Series C Certificate of Determination (as defined below), only upon a subsequent transfer to a non-affiliate of Castle Creek, and such shares of Common Stock shall be included herein as "Underlying Shares." When purchased, the Series C Preferred Shares will have the terms set forth in a certificate of determination for the Series C Preferred Shares in the form attached as Exhibit B hereto (the "Series C Certificate of Determination") made a part of the Company's Articles of Incorporation, as amended, by the filing of the Series C Certificate of Determination with the California Secretary. The Series B Preferred Shares and the Series C Preferred Shares are collectively referred to as the "Preferred Shares."

        D.    Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P. (collectively "Patriot") are purchasing in the aggregate 9,731.25 shares of the Series B Preferred Shares and 8,043.75 shares of the Company's Series C Preferred Shares. The Series C Preferred Shares will convert into Common Stock as provided in the Series C Certificate of Determination only upon a subsequent transfer to a non-affiliate of Patriot and such shares of Common Stock shall be included herein as "Underlying Shares."

        E.    The amount raised from the Series B Preferred Shares and the Series C Preferred Stock shall aggregate at least $75 million.

        F.     Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit C (the

"Registration Rights Agreement"), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Securities under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.

        G.    The Company has engaged Sandler O'Neill & Partners, L.P. as its exclusive placement agents (the "Placement Agent") for the offering of the Preferred Shares.

        NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

ARTICLE I
DEFINITIONS

        1.1    Definitions.    In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Article I:

        "Action" means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or, to the Company's Knowledge, threatened in writing against the Company, any Subsidiary or any of their respective properties or any officer, director or employee of the Company or any Subsidiary acting in his or her capacity as an officer, director or employee before or by any federal, state, county, local or foreign court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.

        "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act.

        "Agency" has the meaning set forth in Section 3.1(oo).

        "Agreement" shall have the meaning ascribed to such term in the Preamble.

        "Articles of Incorporation" means the Articles of Incorporation of the Company and all amendments and certificates of determination thereto, as the same may be amended from time to time.

        "Bank" means the Company's wholly owned subsidiary, Heritage Bank of Commerce, a California banking corporation.

        "Bank Board" has the meaning set forth in Section 4.15.

        "Bank Board Observer" has the meaning set forth in Section 4.15.

        "Bank Board Representative" has the meaning set forth in Section 4.15.

        "BHC Act" means the Bank Holding Company Act of 1956, as amended.

        "Board of Directors" has the meaning set forth in Section 2.2(v).

        "Business Day" means a day, other than a Saturday or Sunday, on which banks in New York City and California are open for the general transaction of business.

        "Buy-In" has the meaning set forth in Section 4.1(e).

        "Buy-In Price" has the meaning set forth in Section 4.1(e).

        "California Courts" means the state and federal courts sitting in the State of California.

        "California Secretary" has the meaning set forth in the Recitals.

        "Castle Creek" has the meaning set forth in the Recitals.

        "CIBCA" means the Change in Bank Control Act.

        "Closing" means the initial closing of the purchase and sale of the Preferred Shares pursuant to this Agreement.

        "Closing Bid Price" means, for any security as of any date, the last closing price for such security on the Principal Trading Market, as reported by Bloomberg, or, if the Principal Trading Market begins to operate on an extended hours basis and does not designate the closing bid price then the last bid price of such security prior to 4:00 p.m., New York City Time, as reported by Bloomberg, or, if the Principal Trading Market is not the principal securities exchange or trading market for such security, the last closing price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holder. If the Company and the holder are unable to agree upon the fair market value of such security, then the Company shall, within two Business Days submit via facsimile (a) the disputed determination to an independent, reputable investment bank selected by the Company and approved by the holder or (b) the disputed arithmetic calculation to the Company's independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than ten Business Days from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

        "Closing Date" means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all of the conditions set forth in Sections 2.1, 2.2, 5.1 and 5.2 hereof are satisfied, or such other date as the parties may mutually agree.

        "Code" has the meaning set forth in Section 3.1(qq).

        "Controlled Group" has the meaning set forth in Section 3.1(qq).

        "Commission" has the meaning set forth in the Recitals.

        "Common Stock" has the meaning set forth in the Recitals, and also includes any securities into which the Common Stock may hereafter be reclassified or changed.

        "Company Counsel" means Buchalter Nemer, a professional corporation.

        "Company Deliverables" has the meaning set forth in Section 2.2(a).

        "Company Reports" has the meaning set forth in Section 3.1(kk).

        "Company's Knowledge" means with respect to any statement made to the knowledge of the Company, that the statement is based upon the actual knowledge of the executive officers of the Company having responsibility for the matter or matters that are the subject of the statement after reasonable investigation.

        "Control" (including the terms "controlling", "controlled by" or "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

        "Deadline Date" has the meaning set forth in Section 4.1(e).

        "DFI" means the California Department of Financial Institutions.

        "Disclosure Materials" has the meaning set forth in Section 3.1(h).

        "DTC" means The Depository Trust Company.

        "Effective Date" means the date on which the initial Registration Statement required by the terms hereof is first declared effective by the Commission.

        "Environmental Laws" has the meaning set forth in Section 3.1(l).

        "ERISA" has the meaning set forth in Section 3.1(qq).

        "ERISA Entity" has the meaning set forth in Section 3.2(p)(ii).

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

        "Expedited Insurance" has the meaning set forth in Section 4.20(e).

        "FDIC" means the Federal Deposit Insurance Corporation.

        "Federal Reserve" has the meaning set forth in Section 3.1(kk).

        "Follow-up Special Meeting" has the meaning set forth in Section 4.11(b).

        "GAAP" means U.S. generally accepted accounting principles, as applied by the Company.

        "Indemnified Person" has the meaning set forth in Section 4.8(b).

        "Institutional Inventor" has the meaning set forth in Section 4.15.

        "Insurer" has the meaning set forth in Section 3.1(oo).

        "Intellectual Property" has the meaning set forth in Section 3.1(r).

        "Legend Removal Date" has the meaning set forth in Section 4.1(c).

        "Lien" means any lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.

        "Loan Investor" has the meaning set forth in Section 3.1(oo).

        "Material Adverse Effect" means any circumstance, effect, event, change or development that individually or in the aggregate that has, or is reasonably expected to have, (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) any material and adverse effect on the results of operations, assets, properties, business, or financial condition, of the Company and its Subsidiaries, taken as a whole, or (iii) any adverse impairment to the Company's ability to perform its obligations under any Transaction Document; provided, however, in determining whether a Material Adverse Effect has occurred, there shall be excluded any effect to the extent resulting from the following: (A) changes, after the date hereof, in generally accepted accounting principles or regulatory accounting requirements applicable to financial institutions or their holding companies, except to the extent such change has a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, (B) changes, after the date hereof, in laws of general applicability or interpretations thereof by courts or governmental authorities, except to the extent such change has a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, (C) actions or omissions by any party taken with the prior written permission of the other party or required under this Agreement, (D) changes in the market price or trading volumes of the Common Stock (but not the underlying causes of such changes), (E) the imposition and announcement of any regulatory enforcement action by the FDIC or DFI as to the Bank and by the Federal Reserve as to the Company to the extent such matters were as disclosed on Schedule 3.1(mm) as of the date of this Agreement, (F) the public disclosure of this Agreement or the transactions contemplated hereby, or (G) changes, after the date hereof, in global or national or regional political conditions (including the outbreak of war or acts of terrorism) or in general or regional economic or market conditions affecting financial institutions or their holding companies generally except to the extent that any such changes in general or regional economic or market conditions have a disproportionate adverse effect the Company and its Subsidiaries, taken as a whole.

        "Material Contract" means any contract of the Company that was filed as an exhibit to the SEC Reports on file as of the date of this Agreement pursuant to Item 601 of Regulation S-K.

        "Material Permits" has the meaning set forth in Section 3.1(p).

        "Money Laundering Laws" has the meaning set forth in Section 3.1(ii).

        "New Security" has the meaning set forth in Section 4.20(a).

        "Non-Public Information" has the meaning set forth in Section 4.6.

        "Observer" has the meaning set forth in Section 4.15.

        "OFAC" has the meaning set forth in Section 3.1(hh).

        "Outside Date" means the thirtieth day following the date of this Agreement; provided that if such day is not a Business Day, the first day following such day that is a Business Day.

        "Pension Plan" has the meaning set forth in Section 3.1(qq).

        "Permitted Rights Offering" means an offering of up to $10 million of aggregate offering price of Common Stock pursuant to subscription rights distributed pro rata to the then existing holders of record of Common Stock at a price per share of Common Stock of not less than $3.75, and the associated declaration, issuance and exercise of the subscription rights with respect to such offering and shares of Common Stock issuable in connection with the exercise of any such rights.

        "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

        "Placement Agent" has the meaning set forth in the Recitals.

        "Preferred Shares" has the meaning set forth in the Recitals.

        "Press Release" has the meaning set forth in Section 4.6.

        "Principal Trading Market" means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be the NASDAQ Global Select Market.

        "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

        "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement or any other amendments and supplements to such prospectus, including without limitation any preliminary prospectus, any pre-effective or post-effective amendment and all material incorporated by reference in any prospectus.

        "Public Offering" has the meaning set forth in Section 4.20(b).

        "Purchase Price" means $1,000.00 per Preferred Share.

        "Purchaser Deliverables" has the meaning set forth in Section 2.2(b).

        "Purchaser Party" has the meaning set forth in Section 4.8(a).

        "Registration Rights Agreement" has the meaning set forth in the Recitals.

        "Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Registrable Securities (as defined in the Registration Rights Agreement).

        "Regulation D" has the meaning set forth in the Recitals.

        "Regulatory Agreement" has the meaning set forth in Section 3.1(mm).

        "Required Approvals" has the meaning set forth in Section 3.1(e).

        "Reserve Bank" means the Federal Reserve Bank of San Francisco.

        "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

        "SBA" has the meaning set forth in Section 3.1(yy).

        "SBA Act" has the meaning set forth in Section 3.1(yy).

        "SBA Standard Operating Procedures and Official Notices" means Public Law 85-536, as amended; those Rules and Regulations, as defined in 13 C.F.R. Part 120, "Business Loans" and 13 C.F.R. Part 121, "Size Standards"; Standard Operating Procedures, (SOP) 50-10 for loan processing, 50-50 for loan liquidation as may be published and or amended from time to time by the SBA.

        "Schedules" means the schedules to this Agreement.

        "SEC Reports" has the meaning set forth in Section 3.1(h).

        "Secretary's Certificate" has the meaning set forth in Section 2.2(a)(iv).

        "Securities" has the meaning set forth in the Recitals.

        "Securities Act" has the meaning set forth in the Recitals.

        "Series B Certificate of Determination" has the meaning set forth in the Recitals.

        "Series B Preferred Shares" has the meaning set forth in the Recitals.

        "Series C Certificate of Determination" has the meaning set forth in the Recitals.

        "Series C Preferred Shares" has the meaning set forth in the Recitals.

        "Shareholder Approval" has the meaning set forth in Section 4.11.

        "Stock Certificates" has the meaning set forth in Section 2.2(a)(ii).

        "Shareholder Approval" has the meaning set forth in Section 4.11.

        "Shareholder Proposals" has the meaning set forth in Section 4.11.

        "Subscription Amount" means with respect to each Purchaser, the aggregate amount to be paid for the Preferred Shares purchased hereunder as indicated on such Purchaser's signature page to this Agreement next to the heading "Aggregate Purchase Price (Subscription Amount)".

        "Subsidiary" means any entity in which the Company, directly or indirectly, owns sufficient capital stock or holds a sufficient equity or similar interest such that it is consolidated with the Company in the financial statements of the Company.

        "Trading Day" means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the "pink sheets" by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided , that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

        "Trading Market" means whichever of the New York Stock Exchange, the NYSE Amex, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

        "Transaction Documents" means this Agreement, the Schedules and Exhibits attached hereto, the Registration Rights Agreement, the Series B Certificate of Determination, the Series C Certificate of Determination and any other documents or agreements executed in connection with the transactions contemplated hereunder.

        "Transfer Agent" means Wells Fargo Shareholder Services, or any successor transfer agent for the Company.

        "Underlying Shares" has the meaning set forth in the Recitals.

        "U.S. Sanctions Laws" has the meaning set forth in Section 3.2(t).

        "VCOC Agreement" has the meaning set forth in Section 4.19.

        "Written Agreement" means that certain Written Agreement, dated February 17, 2010, by and among the Company, the Bank, the Reserve Bank and the DFI.

ARTICLE II
PURCHASE AND SALE

        2.1    Closing.

          (a)    Purchase of Preferred Shares.    Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, the number of Preferred Shares set forth below such Purchaser's name on the signature page of this Agreement at a per Preferred Share price equal to the Purchase Price.

          (b)    Closing.    The Closing of the purchase and sale of the Preferred Shares shall take place at the offices of the Company, 150 Almaden Boulevard, San Jose, CA 95113, on the Closing Date or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree and shall occur no later than the fifth Business Day following the date on which the conditions to closing set forth in Article V are satisfied (other than those conditions that by their nature are to be satisfied at Closing but subject to the fulfillment or waiver of those conditions).

          (c)    Delivery and Payment.    At the Closing, the Company shall deliver to each of the respective Purchasers a certificate or certificates, in such reasonable denominations as the Purchaser may have designated in writing not less than two Business Days before the Closing, and registered in the name of the Purchaser (or its designee or nominee), representing the number of Preferred Shares the Purchaser is acquiring in the transaction. At the Closing, the Purchaser shall deliver the purchase price of his respective Subscription Amount in immediately available funds by wire transfer to the Escrow Account:

ABA Routing Number:	121142287
Bank:	Heritage Bank of Commerce
Acct #:	1545680
Acct Name:	Heritage Commerce Corp
Attn:	May Wong

        2.2    Closing Deliveries.

          (a)   On or prior to the Closing, the Company shall issue, deliver or cause to be delivered to each Purchaser the following (the "Company Deliverables"):

              (i)  this Agreement, duly executed by the Company;

             (ii)  one or more stock certificates (if physical certificates are required by the Purchaser to be held immediately prior to Closing; if not, then facsimile or ".pdf" copies of such certificates shall suffice for purposes of Closing with the original stock certificates to be delivered within three Business Days of the Closing Date), evidencing the Preferred Shares subscribed for by Purchaser hereunder, registered in the name of such Purchaser or as otherwise set forth on the Investor Questionnaire included as Exhibit D, hereto, (the "Stock Certificates") (or, if the Company and such Purchaser agree, the Company shall cause to be made a book-entry record through the facilities of DTC representing the Preferred Shares registered in the name of such Purchaser or as otherwise set forth on the Investor Questionnaire);

            (iii)  a legal opinion of Company Counsel, dated as of the Closing Date and in the form attached hereto as Exhibit E, executed by such counsel and addressed to the Purchasers;

            (iv)  the Registration Rights Agreement duly executed by the Company;

             (v)  a certificate of the Secretary of the Company, in the form attached hereto as Exhibit F (the "Secretary's Certificate"), dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company ("Board of Directors") or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, (b) certifying the current versions of the articles of incorporation, as amended, and bylaws, as amended, of the Company and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company;

            (vi)  the Compliance Certificate referred to in Section 5.1(g);

           (vii)  a Certificate of Good Standing for the Company from the California Secretary of State, as of a recent date; and

          (viii)  a Certificate of Good Standing for the Bank from the DFI, as of a recent date.

          (b)   On or prior to the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following (the "Purchaser Deliverables"):

              (i)  this Agreement, duly executed by such Purchaser;

             (ii)  its Subscription Amount, in U.S. dollars and in immediately available funds, in the amount indicated below such Purchaser's name on the applicable signature page hereto under the heading "Aggregate Purchase Price (Subscription Amount)" by wire transfer in accordance with the Company's written instructions;

            (iii)  the Registration Rights Agreement, duly executed by such Purchaser; and

            (iv)  a fully completed and duly executed Investor Questionnaire, reasonably satisfactory to the Company in the form attached hereto as Exhibit D.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

        3.1    Representations and Warranties of the Company.    The Company hereby represents and warrants as of the date hereof and the Closing Date (except for the representations and warranties that reference a specific date, which shall be made as of such date), to each of the Purchasers that:

          (a)    Subsidiaries.    The Company has no direct or indirect Subsidiaries other than those listed in Schedule 3.1(a) hereto. Except as disclosed in Schedule 3.1(a) hereto, the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

          (b)    Organization and Qualification.    The Company and each of its Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and each of its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have a Material Adverse Effect. The Company is duly registered as a bank holding company under the BHC Act. The Bank's deposit accounts are insured up to applicable limits by the FDIC, and all premiums and assessments required to be paid in connection therewith have been paid when due. The Company has conducted its business in compliance with all applicable federal, state and foreign laws, orders, judgments, decrees, rules, regulations and applicable stock exchange requirements, including all laws and regulations restricting activities of bank holding companies and banking organizations, except for any noncompliance that, individually or in the aggregate, has not had and would not be reasonably expected to have a Material Adverse Effect. The Company has furnished or made available to each of the Purchasers, prior to the date hereof, true, correct and complete copies of the Company's and each Subsidiary's articles of incorporation and bylaws (or similar governing documents).

          (c)    Authorization; Enforcement; Validity.    The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder, including, without limitation, to issue the Preferred Shares, in accordance with the terms hereof and, subject to the Shareholder Approval, to issue the Underlying Shares in accordance with the terms of the Series B Certificate of Determination and Series C Certificate of Determination. The Company's execution and delivery of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Preferred Shares and the Underlying Shares) have been duly authorized by all necessary corporate action on the part of the Company, and no further corporate action is required by the Company, its Board of Directors or its shareholders in connection therewith other than in connection with the Required Approvals. Each of the Transaction Documents to which it is a party has been (or upon delivery will have been) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. There are no shareholders agreements, voting agreements, or other similar arrangements with respect to the Company's capital stock to which the Company is a party or, to the Company's Knowledge, between or among any of the Company's shareholders.

          (d)    No Conflicts.    The execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby or thereby (including, without limitation, (x) the issuance of the Preferred Shares, (y) the issuance of the Underlying Shares and (z) the payment of dividends in accordance with the terms of the Series B Certificate of Determination and the Series C Certificate of Determination) do not and will not (i) conflict with or violate any provisions of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or otherwise result in a violation of the organizational documents of the Company or any Subsidiary, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would result in a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Contract, or (iii) subject to receipt of the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations and the rules and regulations, assuming the correctness of the representations and warranties made by the Purchasers herein, of any self-regulatory organization to which the Company or its securities are subject, including the Trading Market), or by which any property or asset of the Company is bound or affected, except in the case of clauses (ii) and (iii) such as would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          (e)    Filings, Consents and Approvals.    Neither the Company nor any of its Subsidiaries is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including the Trading Market) or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including, without limitation, (x) the issuance of the Preferred Shares, (y) the issuance and reservation for issuance of the Underlying Shares and (z) the payment of dividends in accordance with the terms of the Series B Certificate of Determination and the Series C Certificate of Determination), other than (s) prior to Closing (x) the filing of the Series B Certificate of Determination and Series C Certificate of Determination with the California Secretary, (y) filings required by applicable state securities laws, (z) the filing of any requisite notices and/or application(s) to the Trading Market for the issuance and sale of the Underlying Shares and the listing of the Underlying Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, and (ii) after the Closing, obtaining the Shareholder Approval required to authorize and issue the Underlying Shares in accordance with the terms of the Series B Certificate of Determination and the Series C Certificate of Determination, (v) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (w) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (x) the filings required in accordance with Section 4.6 of this Agreement, (y) obtaining the prior written approval of the Reserve Bank and the Director of the Division of Banking Supervision and Regulation of the Federal Reserve and the DFI under the Written Agreement to pay dividends and to make any distributions of interest, principal or other sums on subordinated debt or trust preferred securities; (z) removing the limitation on payment of dividends contained in the Indenture dated September 7, 2000 (Heritage Statutory Trust I), the Indenture dated July 31, 2001 (Heritage Statutory Trust II), the Indenture dated

  September 26, 2002 (Heritage Statutory Trust III) and the Indenture dated March 23, 2000 (Heritage Capital Trust I) by the payment of all deferred interest outstanding on such securities; and (iii) those that have been made or obtained prior to the date of this Agreement (collectively, the "Required Approvals"). The Company is unaware of any facts or circumstances relating to the Company or its Subsidiaries which would be likely to prevent the Company from obtaining or effecting any of the foregoing, subject in the case of items (y) and (z) to the Company's receipt of gross proceeds at the Closing in the minimum amount stated in Section 5.1(i).

          (f)    Issuance of the Shares.    The issuance of the Preferred Shares has been duly authorized and the Preferred Shares, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and non-assessable and free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights. The issuance of the Underlying Shares has been duly authorized and the Underlying Shares, when issued in accordance with the terms of the Series B Certificate of Determination and the Series C Certificate of Determination, will be duly and validly issued, fully paid and non-assessable and free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights. Assuming the accuracy of the representations and warranties of the Purchasers in this Agreement, the Securities will be issued in compliance with all applicable federal and state securities laws.

          (g)    Capitalization.    The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) is set forth in Schedule 3.1(g). All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance in all material respects with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase any capital stock of the Company. Except as set forth in the SEC Reports on file as of the date of this Agreement, (i) no shares of the Company's outstanding capital stock are subject to preemptive rights or any other similar rights; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company; (iii) there are no material outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or by which the Company is bound; (iv) there are no outstanding securities or instruments of the Company that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company or any of its Subsidiaries; (v) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities (vii) there are no outstanding equity securities that will be senior to the Preferred Shares upon issuance; and (viii) neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Reports but not so disclosed in the SEC Reports. The Company will not be required to amend its articles of incorporation to increase the number of authorized shares of Common Stock for purposes of the issuance of Common Stock on the conversion of the Preferred Shares.

          (h)    SEC Reports; Disclosure Materials.    The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since December 31, 2008 (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the "SEC Reports" and together with this Agreement and the Exhibits and Schedules to this Agreement, the "Disclosure Materials"), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective filing dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (i)    Financial Statements.    The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the balance sheet of the Company and its consolidated Subsidiaries taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments, which would not be material, either individually or in the aggregate.

          (j)    Tax Matters.    The Company (i) has prepared and filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, with respect to which adequate reserves have been set aside on the books of the Company and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, except, in the case of clauses (i) and (ii) above, where the failure to so pay or file any such tax, assessment, charge or return would not have or reasonably be expected to have a Material Adverse Effect. There are no transfer taxes that are required to be paid by the Company in connection with the issuance of the Preferred Shares.

          (k)    Material Changes.    Since the date of the latest audited financial statements included within the SEC Reports filed prior to the date of this Agreement, except as disclosed in subsequent SEC Reports filed prior to the date of this Agreement, the businesses of the Company and its Subsidiaries have been conducted only in the ordinary course, in substantially the same manner as theretofore conducted, and there has not occurred since December 31, 2008, any event that has had a Material Adverse Effect.

          (l)    Environmental Matters.    Neither the Company nor any of its Subsidiaries (i) is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), (ii) owns or operates any real property contaminated with any substance that is in violation of any Environmental Laws, (iii) is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or (iv) is subject to any claim relating to any Environmental Laws; in each case, which violation, contamination, liability or claim has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

  and, to the Company's Knowledge, there is no pending or threatened investigation that might lead to such a claim.

          (m)    Litigation.    There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Preferred Shares or the Underlying Shares or (ii) except as disclosed in the SEC Reports on file as of the date of this Agreement, is reasonably likely to have a Material Adverse Effect, individually or in the aggregate, if there were an unfavorable decision. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws and/or a claim of breach of fiduciary duty. There has not been, and to the Company's Knowledge there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. There are no outstanding orders, injunctions, judgments against the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any of its Subsidiaries under the Exchange Act or the Securities Act.

          (n)    Employment Matters.    No material labor dispute exists or, to the Company's Knowledge, is imminent with respect to any of the employees of the Company or any of its Subsidiaries which would have or reasonably be expected to have a Material Adverse Effect. None of the Company's or Subsidiaries' employees is a member of a union that relates to such employee's relationship with the Company or Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and each Subsidiary believes that its relationship with its employees is good. To the Company's Knowledge, no executive officer of the Company or any Subsidiary is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of a third party, and to the Company's Knowledge, the continued employment of each such executive officer does not subject the Company or any Subsidiary to any liability with respect to any of the foregoing matters. The Company and each of its Subsidiaries is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          (o)    Compliance.    Neither the Company nor any of its Subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any of its Subsidiaries under), nor has the Company or any of its Subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any Material Contract (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body having jurisdiction over the Company or its properties or assets, or (iii) except for the matters covered by Section 3.1(mm), is in violation of, or in receipt of written notice that it is in violation of, any statute, rule, regulation, policy or guidelines or order of any governmental authority, self regulatory organization (including the Trading Market) applicable to the Company or any of its Subsidiaries, or which would have the effect of revoking or limiting FDIC deposit insurance, except in each case set forth in (i), (ii) and (iii) of this paragraph as would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          (p)    Regulatory Permits.    The Company and each of its Subsidiaries possess or have applied for all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as conducted and as described in the SEC Reports on file as of the date of this Agreement, except where the failure to possess such permits, individually or in the aggregate, has not and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect ("Material Permits"), and (i) neither the

  Company nor any of its Subsidiaries has received any notice in writing of proceedings relating to the revocation or material adverse modification of any such Material Permits and (ii) the Company is unaware of any facts or circumstances that would give rise to the revocation or material adverse modification of any Material Permits.

          (q)    Title to Assets.    The Company and its Subsidiaries have good and marketable title to all real property and tangible personal property owned by them which is material to the business of the Company and its Subsidiaries, taken as a whole, in each case free and clear of all Liens except such as do not materially affect the value of such property or do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

          (r)    Patents and Trademarks.    The Company and its Subsidiaries own, possess, license or have other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the "Intellectual Property") necessary for the conduct of their respective businesses as now conducted or as proposed to be conducted as disclosed in the SEC Reports on file as of the date of this Agreement except where the failure to own, possess, license or have such rights would not have or reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Reports on file as of the date of this Agreement and except where such violations or infringements would not have or reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (i) there are no rights of third parties to any such Intellectual Property; (ii) there is no infringement by third parties of any such Intellectual Property; (iii) there is no pending or to the Company's Knowledge threatened action, suit, proceeding or claim by others challenging the Company's and its Subsidiaries' rights in or to any such Intellectual Property; (iv) there is no pending or to the Company's Knowledge threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; and (v) there is no pending or to the Company's Knowledge threatened action, suit, proceeding or claim by others that the Company and/or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others.

          (s)    Insurance.    The Company and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes to be prudent and customary in the businesses and locations in which the Company and the Subsidiaries are engaged. Neither the Company nor any of its Subsidiaries has received any notice of cancellation of any such insurance, nor, to the Company's Knowledge, will it or any Subsidiary be unable to renew their respective existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their respective business at a cost that would not have a Material Adverse Effect.

          (t)    Transactions With Affiliates and Employees.    Except as set forth in the SEC Reports on file as of the date of this Agreement, none of the officers or directors of the Company and, to the Company's Knowledge, none of the employees of the Company, is presently a party to any transaction with the Company or to a presently contemplated transaction (other than for services as employees, officers and directors) that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act. Neither the Company nor any of its Subsidiaries has outstanding "extensions of credit" to directors or executive officers of the Company or any of its Subsidiaries within the meaning of Section 402 of the Sarbanes-Oxley Act of 2002.

          (u)    Internal Control Over Financial Reporting.    Except as set forth in the SEC Reports on file as of the date of this Agreement, the Company maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and such internal control over financial reporting is effective. Neither the Company nor, to the Company's Knowledge, the Company's independent registered public accounting firm, has identified or been made aware of "significant deficiencies" or "material weaknesses" (as defined by the Public Company Accounting Oversight Board) in the design or operation of the Company's internal controls and procedures which could reasonably adversely affect the Company's ability to record, process, summarize and report financial data, in each case which has not been subsequently remediated.

          (v)    Sarbanes-Oxley; Disclosure Controls.    The Company is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it. Except as disclosed in the SEC Reports on file as of the date hereof, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act), and such disclosure controls and procedures are effective.

          (w)    Certain Fees.    Except as set forth in Section 6.1 with respect to the Placement Agent, no person or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than the Placement Agent with respect to the offer and sale of the Preferred Shares (which placement agent fees are being paid by the Company). The Company shall indemnify, pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, attorneys' fees and out-of-pocket expenses) arising in connection with any such right, interest or claim.

          (x)    Private Placement.    Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2 of this Agreement and the accuracy of the information disclosed in the Investor Questionnaires, no registration under the Securities Act is required for the offer and sale of the Preferred Shares by the Company to the Purchasers under the Transaction Documents. The issuance and sale of the Preferred Shares hereunder does not contravene the rules and regulations of the Principal Trading Market and, upon Shareholder Approval, the issuance of the Underlying Shares in accordance with the Series B Certificate of Determination and the Series C Certificate of Determination, as applicable, will not contravene the rules and regulations of the Principal Trading Market.

          (y)    Registration Rights.    Other than each of the Purchasers, except as set forth on Schedule 3.1(y), no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company other than those securities which are currently registered on an effective registration statement on file with the Commission.

          (z)    No Integrated Offering.    Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2, none of the Company, its Subsidiaries nor, to the Company's Knowledge, any of its Affiliates or any Person acting on its behalf has, directly or indirectly, at any time within the past six months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Preferred Shares as contemplated hereby.

          (aa)    Listing and Maintenance Requirements.    The Company's Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received written notice from any Trading Market on which the Common Stock is listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance in all material respects with the listing and maintenance requirements for continued trading of the Common Stock on the Principal Trading Market.

          (bb)    Investment Company.    Neither the Company nor any of its Subsidiaries is required to be registered as, and is not an Affiliate of, and immediately following the Closing will not be required to register as, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (cc)    Questionable Payments.    Neither the Company nor any of its Subsidiaries, nor any directors, officers, nor to the Company's Knowledge, employees, agents or other Persons acting at the direction of or on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company: (a) directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to foreign or domestic political activity; (b) made any direct or indirect unlawful payments to any foreign or domestic governmental officials or employees or to any foreign or domestic political parties or campaigns from corporate funds; (c) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (d) made any other unlawful bribe, rebate, payoff, influence payment, kickback or other material unlawful payment to any foreign or domestic government official or employee.

          (dd)    Application of Takeover Protections; Rights Agreements.    The Company has not adopted any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company. The Board of Directors has taken all necessary action to ensure that the transactions contemplated by the Transaction Documents and the consummation of the transactions contemplated hereby and thereby will be exempt from any anti-takeover or similar provisions of the Company's articles of incorporation and bylaws and any other provisions of any applicable "moratorium", "control share", "fair price", "interested stockholder" or other applicable anti-takeover laws and regulations of any jurisdiction.

          (ee)    Off Balance Sheet Arrangements.    There is no transaction, arrangement, or other relationship between the Company (or any Subsidiary) and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its SEC Reports and is not so disclosed and would have or reasonably be expected to have a Material Adverse Effect.

          (ff)    Acknowledgment Regarding Purchasers' Purchase of Preferred Shares.    The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers' purchase of the Preferred Shares.

          (gg)    Absence of Manipulation.    The Company has not, and to the Company's Knowledge no one acting on its behalf has, taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities.

          (hh)    OFAC.    Neither the Company nor any Subsidiary nor, to the Company's Knowledge, any director, officer, agent, employee, Affiliate or Person acting on behalf of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not knowingly, directly or indirectly, use the proceeds of the sale of the Preferred Shares, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

          (ii)    Money Laundering Laws.    The operations of each of the Company and any Subsidiary are and have been conducted at all times in compliance with the money laundering statutes of applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company and/or any Subsidiary with respect to the Money Laundering Laws is pending or to the Company's Knowledge threatened, except as would not reasonably be expected to have a Material Adverse Effect.

          (jj)    No Additional Agreements.    The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

          (kk)    Reports, Registrations and Statements.    Since January 1, 2008, the Company and each Subsidiary have filed all material reports, registrations and statements, together with any required amendments thereto, that it was required to file with the Board of Governors of the Federal Reserve System (the "Federal Reserve"), the FDIC, the DFI, and any other applicable federal or state securities or banking authorities, except where the failure to file any such report, registration or statement would not have or reasonably be expected to have a Material Adverse Effect. All such reports and statements filed with any such regulatory body or authority are collectively referred to herein as the "Company Reports." As of their respective dates, the Company Reports complied as to form in all material respects with all the rules and regulations promulgated by the Federal Reserve, the FDIC, the DFI and any other applicable foreign, federal or state securities or banking authorities, as the case may be.

          (ll)    Adequate Capitalization.    As of March 31, 2010, the Company's Subsidiary insured depository institution meets or exceeds the standards necessary to be considered "well capitalized" under the FDIC's regulatory framework for prompt corrective action.

          (mm)    Agreements with Regulatory Agencies; Compliance with Certain Banking Regulations.    Except as disclosed in Schedule 3.1(mm), neither the Company nor any Subsidiary is subject to any cease-and-desist or other similar order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any capital directive by, or since December 31, 2008, has adopted any board resolutions at the request of, any governmental entity that currently restricts in any material respect the conduct of its business or that in any material manner relates to its capital adequacy, its liquidity and funding policies and practices, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its operations or business (each item in this sentence, a "Regulatory Agreement"), nor has the Company or any Subsidiary been advised since December 31, 2008 by any governmental entity that it is considering issuing, initiating, ordering, or requesting any such Regulatory Agreement. With respect to any matters requiring Board action prior to the date of this Agreement or Closing, as applicable, that were set forth in writing by any of the Federal Reserve, the Reserve Bank, the FDIC or the DFI, the Company and its Subsidiaries have addressed such matters in all material respects.

        The Company has no knowledge of any facts and circumstances, and has no reason to believe that any facts or circumstances exist, that would cause the Bank: (i) to be deemed not to be in satisfactory compliance with the Community Reinvestment Act and the regulations promulgated thereunder or to be assigned a CRA rating by federal or state banking regulators of lower than "satisfactory"; (ii) to be deemed to be operating in violation of, in any material respect, the Bank Secrecy Act, the Patriot Act, any order issued with respect to anti-money laundering by the OFAC, or any other anti-money laundering statute, rule or regulation; or (iii) to be deemed not to be in satisfactory compliance, in any material respect, with all applicable privacy of customer information requirements contained in any federal and state privacy laws and regulations as well as the provisions of all information security programs adopted by the Subsidiaries.

        Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each of the Company and each Subsidiary has properly administered all accounts for which it acts as a fiduciary, including accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents, applicable federal and state law and regulation and common law. None of the Company, any Subsidiary or any director, officer or employee of the Company or any Subsidiary has committed any breach of trust or fiduciary duty with respect to any such fiduciary account that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the accountings for each such fiduciary account are true and correct and accurately reflect the assets of such fiduciary account.

          (nn)    No General Solicitation or General Advertising.    Neither the Company nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with any offer or sale of the Preferred Shares.

          (oo)    Mortgage Banking Business.    Except as has not had and would not reasonably be expected to have a Material Adverse Effect:

          (i)    The Company and each of its Subsidiaries has complied with, and all documentation in connection with the origination, processing, underwriting and credit approval of any mortgage loan originated, purchased or serviced by the Company or any of its Subsidiaries satisfied, (A) all applicable federal, state and local laws, rules and regulations with respect to the origination, insuring, purchase, sale, pooling, servicing, subservicing, or filing of claims in connection with mortgage loans, including all laws relating to real estate settlement procedures, consumer credit protection, truth in lending laws, usury limitations, fair housing, transfers of servicing, collection practices, equal credit opportunity and adjustable rate mortgages, (B) the responsibilities and obligations relating to mortgage loans set forth in any agreement between the Company or any of its Subsidiaries and any Agency, Loan Investor or Insurer, (C) the applicable rules, regulations, guidelines, handbooks and other requirements of any Agency, Loan Investor or Insurer and (D) the terms and provisions of any mortgage or other collateral documents and other loan documents with respect to each mortgage loan; and

          (ii)   No Agency, Loan Investor or Insurer has (A) claimed in writing that the Company or any of its Subsidiaries has violated or has not complied with the applicable underwriting standards with respect to mortgage loans sold by the Company or any of its Subsidiaries to a Loan Investor or Agency, or with respect to any sale of mortgage servicing rights to a Loan Investor, (B) imposed in writing restrictions on the activities (including commitment authority) of the Company or any of its Subsidiaries or (C) indicated in writing to the Company or any of its Subsidiaries that it has terminated or intends to terminate its relationship with the Company or any of its Subsidiaries for poor performance, poor loan quality or concern with respect to the Company's or any of its Subsidiaries' compliance with laws.

        For purposes of this Section 3.1(oo): (A) "Agency" means the Federal Housing Administration, the Federal Home Loan Mortgage Corporation, the Farmers Home Administration (now known as Rural Housing and Community Development Services), the Federal National Mortgage Association, the U.S. Department of Veterans' Affairs, the Rural Housing Service of the U.S. Department of Agriculture or any other federal or state agency with authority to (i) determine any investment, origination, lending or servicing requirements with regard to mortgage loans originated, purchased or serviced by the Company or any of its Subsidiaries or (ii) originate, purchase, or service mortgage loans, or otherwise promote mortgage lending, including state and local housing finance authorities; (B) "Loan Investor" means any person (including an Agency) having a beneficial interest in any mortgage loan originated, purchased or serviced by the Company or any of its Subsidiaries or a security backed by or representing an interest in any such mortgage loan; and (C) "Insurer" means a person who insures or guarantees for the benefit of the mortgagee all or any portion of the risk of loss upon borrower default on any of the mortgage loans originated, purchased or serviced by the Company or any of its Subsidiaries, including the Federal Housing Administration, the United States Department of Veterans' Affairs, the Rural Housing Service of the U.S. Department of Agriculture and any private mortgage insurer, and providers of hazard, title or other insurance with respect to such mortgage loans or the related collateral.

          (pp)    Risk Management Instruments.    Except as has not had or would not reasonably be expected to have a Material Adverse Effect, since January 1, 2008, all material derivative instruments, including, swaps, caps, floors and option agreements, whether entered into for the Company's own account, or for the account of one or more of the Company Subsidiaries, were entered into (1) only in the ordinary course of business, (2) in accordance with prudent practices and in all material respects with all applicable laws, rules, regulations and regulatory policies and (3) with counterparties believed to be financially responsible at the time; and each of them constitutes the valid and legally binding obligation of the Company or one of the Company Subsidiaries, enforceable in accordance with its terms. Neither the Company or the Company Subsidiaries, nor, to the Company's Knowledge, any other party thereto, is in breach of any of its material obligations under any such agreement or arrangement.

          (qq)    ERISA.    The Company and each "employee benefit plan" within the meaning of Section 3(3) of ERISA (defined below) for which the Company or any member of its Controlled Group (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Code) would have any liability (each, a "Pension Plan") is in compliance in all material respects with all presently applicable provisions of the Code (as defined below) and the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (herein called "ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any Pension Plan for which the Company or any member of its Controlled Group would have any liability; no Pension Plan has failed to satisfy the minimum funding standards within the meaning of Sections 412 or 430 of the Code or Section 302 of ERISA, whether or not waived; the Company has not incurred and does not reasonably expect to incur liability under (i) Title IV of ERISA with respect to the termination of, or withdrawal from, any "pension plan"; or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each Pension Plan for which the Company would have liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

          (rr)    Shell Company Status.    The Company is not, and has never been, an issuer identified in Rule 144(i)(1).

          (ss)    Reservation of Underlying Shares.    The Company has reserved, and will continue to reserve, free of any preemptive or similar rights of shareholders of the Company, a number of unissued shares of Common Stock, sufficient to issue and deliver the Underlying Shares into which the Preferred Shares are convertible, assuming Shareholder Approval has been obtained.

          (tt)    Regulatory Capital Levels.    At the Closing Date, taking into account the proceeds of the capital raise contemplated as part of this Transaction and assuming the net proceeds of this capital raise are contributed by Company to the Bank in accordance with Section 4.10 hereof, the Company and the Bank will each have a leverage ratio of not less than 11.0% and a total risk-based capital ratio of not less than 13.0%.

          (uu)    Loan Loss Reserves.    As of the date hereof and as of the Closing Date, the Company's management has concluded that the loan loss reserves of the Bank are adequate.

          (vv)    Change in Control.    Except as disclosed on Schedule 3.1(vv), the issuance of the Preferred Shares to the Purchasers as contemplated by this Agreement will not trigger any rights under any "change of control" provision in any of the agreements to which the Company or any of its Subsidiaries is a party, including any employment, "change in control," severance or other compensatory agreements and any benefit plan, which results in payments to the counterparty or the acceleration of vesting of benefits.

          (ww)    Material Contracts.    Except for such agreements that have expired or terminated in accordance with their terms prior to the date hereof, each Material Contract to which the Company and its Subsidiaries is a party, is in full force and effect and is binding on the Company and/or its Subsidiaries, as applicable, and, to the Company's Knowledge, is binding upon such other parties, in each case in accordance with its terms, and neither the Company, any of its Subsidiaries nor, to the Company's knowledge, any other party thereto, is in breach of or default under any such agreement, which breach or default would reasonably be expected to have a Material Adverse Effect. Neither the Company, nor any of its Subsidiaries, has received any written notice regarding the termination of any such agreements.

          (xx)    Section 382 Compliance.    As of the date of this Agreement and as of the Closing Date (giving effect to the issuance of the Series B Preferred Stock and Series C Preferred Stock and the issuance of Common Stock upon conversion of the Series B Preferred Stock and Series C Preferred Stock), to the Company's Knowledge (after due inquiry with the Company's accountants), no ownership change has occurred or will occur prior to the Closing Date for purposes of Section 382 of the Code.

          (yy)    SBA Lending.    The Bank is duly licensed as a preferred lender under the Small Business Administration ("SBA") Preferred Lender Program in the districts set forth in Schedule 3.1(yy). To the Company's Knowledge, the Company and each of its Subsidiaries has complied with, and all documentation in connection with the origination, purchase, processing, underwriting, sale and credit approval of any SBA loan originated, purchased, sold or serviced by the Company and any of its Subsidiaries satisfied all applicable federal, state and local laws, rules and regulations with respect to the origination, sale or servicing of SBA loans including but not limited to the Small Business Act of 1953, as amended ("SBA Act"), all rules and regulations promulgated under the SBA Act and the SBA Standard Operating Procedures and Official Notices.

        3.2    Representations and Warranties of the Purchasers.    Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

          (a)    Organization; Authority.    If such Purchaser is an entity, it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. If such Purchaser is an entity, the execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement and the Registration Rights Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. If such Purchaser is an entity, each of this Agreement and the Registration Rights Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

          (b)    No Conflicts.    The execution, delivery and performance by such Purchaser of this Agreement and the Registration Rights Agreement and the consummation by such Purchaser of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Purchaser (if such Purchaser is an entity), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

          (c)    Investment Intent.    Such Purchaser understands that the Preferred Shares are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Preferred Shares as principal for its own account and not with a view to, or for distributing or reselling such Preferred Shares or any part thereof in violation of the Securities Act or any applicable state securities laws, provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Preferred Shares for any minimum period of time and reserves the right at all times to sell or otherwise dispose of all or any part of such Preferred Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Such Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Securities (or any securities which are derivatives thereof) to or through any person or entity.

          (d)    Purchaser Status.    At the time such Purchaser was offered the Preferred Shares, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

          (e)    General Solicitation.    Such Purchaser is not purchasing the Preferred Shares as a result of the post-effective registration statement on Form S-1 to the Company's Form S-3 filed by the Company on April 23, 2010, and withdrawn on April 28, 2010, any advertisement, article, notice or other communication regarding the Preferred Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

          (f)    Experience of Such Purchaser.    Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Preferred Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Preferred Shares and, at the present time, is able to afford a complete loss of such investment.

          (g)    Access to Information.    Such Purchaser acknowledges that it has received and reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Preferred Shares and the merits and risks of investing in the Preferred Shares; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Preferred Shares.

          (h)    Brokers and Finders.    Other than the Placement Agent with respect to the Company, no Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser. Purchaser acknowledges that it is purchasing the Preferred Shares directly from the Company and not from the Placement Agent.

          (i)    Independent Investment Decision.    Such Purchaser has independently evaluated the merits of its decision to purchase Preferred Shares pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser's business and/or legal counsel in making such decision. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Preferred Shares constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Preferred Shares. Such Purchaser understands that the Placement Agent has acted solely as the agent of the Company in this placement of the Preferred Shares and such Purchaser has not relied on the business or legal advice of the Placement Agent or any of its agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Purchaser in connection with the transactions contemplated by the Transaction Documents.

          (j)    Reliance on Exemptions.    Such Purchaser understands that the Preferred Shares being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Preferred Shares.

          (k)    No Governmental Review.    Such Purchaser understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Preferred Shares or the fairness or suitability of the investment in the Preferred Shares nor have such authorities passed upon or endorsed the merits of the offering of the Preferred Shares.

          (l)    Residency.    Such Purchaser's residence (if an individual) or office in which its investment decision with respect to the Preferred Shares was made (if an entity) are located at the address immediately below such Purchaser's name on its signature page hereto.

          (m)    Trading.    Purchaser acknowledges that there is no trading market for the Preferred Shares, and no such market is expected to develop.

          (n)    Knowledge as to Conditions.    As of the date of this Agreement, Purchaser has no reasonable basis to believe why any regulatory approvals, consents or statements of non-objection required or otherwise a condition to the consummation by it of the transactions contemplated by this Agreement will not be obtained.

          (o)    No Stockholder Agreements.    Except with respect to an Affiliate thereof, Purchaser reached its decision to invest in the Company independently from any other Purchaser; has entered into no agreements with stockholders of the Company or other Purchasers for the purpose of controlling the Company or any of its Subsidiaries; and has entered into no agreements with stockholders of the Company or other Purchasers regarding voting or transferring such Purchaser's interest in the Company.

          (p)    ERISA.    (i) If Purchaser is, or is acting on behalf of, an ERISA Entity (as defined below), such Purchaser represents and warrants that on the date hereof:

            (A)  The decision to invest assets of the ERISA Entity in the Preferred Shares was made by fiduciaries independent of the Company or its affiliates, which fiduciaries are duly authorized to make such investment decisions and who have not relied on any advice or recommendations of the Company or its affiliates;

            (B)  Neither the Company nor any of its agents, representatives or Affiliates have exercised any discretionary authority or control with respect to the ERISA Entity's investment in the Preferred Shares;

            (C)  The purchase and holding of the Preferred Shares will not constitute a nonexempt prohibited transaction under ERISA or Section 4975 of the Code or a similar violation under any applicable similar laws; and

            (D)  The terms of the Transaction Documents comply with the instruments and applicable laws governing such ERISA Entity.

              (ii)   For the purpose of this paragraph, the term "ERISA Entity" means (A) an "employee benefit plan" within the meaning of Section 3(3) of ERISA subject to Title I of ERISA, (B) a "plan" within the meaning of and subject to Section 4975 of the Code and (C) any person whose assets are deemed to be "plan assets" of any "benefit plan investor" (each within the meaning of ERISA Section 3(42)).

          (q)    Securities Not Insured.    Purchaser understands that the Securities are not savings accounts, deposits or other obligations of any bank and are not insured by the FDIC, including the FDIC's Deposit Insurance Fund, or any other governmental agency.

          (r)    Antitrust.    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental entity or authority or any other Person in respect of any law or regulation, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder, is necessary or required, and no lapse of a waiting period under law applicable to such Purchaser is necessary or required, in each case in connection with the execution, delivery or performance by such Purchaser of this Agreement or the purchase of the Preferred Shares contemplated hereby.

          (s)    Regulatory Matters.    Purchaser understands and acknowledges that: (i) the Company is a registered bank holding company under the BHC Act, and is subject to regulation by the Federal Reserve; (ii) acquisitions of interests in bank holding companies are subject to the BHC Act and the CIBCA and may be reviewed by the Federal Reserve to determine the circumstances under which such acquisitions of interests will result in Purchaser becoming subject to the BHC Act or subject to the prior notice requirements of the CIBCA. Assuming the accuracy of the representations and warranties of the Company contained herein, such Purchaser represents that neither it nor its Affiliates will, as a result of the transactions contemplated herein, be deemed to (i) own or control 10% or more of any class of voting securities of the Company or (ii) otherwise control the Company for purposes of the BHC Act or the CIBCA. Purchaser is not participating and has not participated with any other investor in the offering of the Preferred Shares in any joint activity or parallel action towards a common goal between or among such investors of acquiring control of the Company. Purchaser's consummation of the transactions contemplated herein will not cause any depository institution that is a subsidiary of the Company to become subject to potential cross-guaranty liability under 12 U.S.C. 1815(e) or any successor law with respect to the failure of any depository institution that is not a subsidiary of the Company.

          (t)    OFAC and Anti-Money Laundering.    Purchaser understands, acknowledges, represents and agrees that (i) such Purchaser is not the target of any sanction, regulation, or law promulgated by the OFAC, the Financial Crimes Enforcement Network or any other U.S. governmental entity ("U.S. Sanctions Laws"); (ii) such Purchaser is not owned by, controlled by, under common control with, or acting on behalf of any person that is the target of U.S. Sanctions Laws; (iii) such Purchaser is not a "foreign shell bank" and is not acting on behalf of a "foreign shell bank" under applicable anti-money laundering laws and regulations; (iv) such Purchaser's entry into this Agreement or consummation of the transactions contemplated hereby will not contravene U.S. Sanctions Laws or applicable anti-money laundering laws or regulations; (v) such Purchaser will promptly provide to the Company or any regulatory or law enforcement authority such information or documentation as may be required to comply with U.S. Sanctions Laws or applicable anti-money laundering laws or regulations (except for information deemed in good faith to be confidential or proprietary); and (vi) the Company may provide to any regulatory or law enforcement authority information or documentation regarding, or provided by, such Purchaser for the purposes of complying with U.S. Sanctions Laws or applicable anti-money laundering laws or regulations.

        3.3    No Other Representations.    The Company and each of the Purchasers acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article III.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES

        4.1    Transfer Restrictions.

          (a)    Compliance with Laws.    Notwithstanding any other provision of this Article IV, each Purchaser covenants that the Securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state, federal or foreign securities laws. In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company or (iii) pursuant to Rule 144 (provided that the transferor provides the Company with reasonable assurances (in the form of seller and broker representation letters) that such securities may be sold pursuant to such rule), the Company may require the transferor thereof to provide to the Company and the Transfer Agent, at the transferor's expense, an opinion of counsel selected by the transferor and reasonably acceptable to the Company and the Transfer Agent (it being agreed that in-house counsel for Purchaser shall be reasonably acceptable to Company), the form and substance of which opinion shall be reasonably satisfactory to the Company and the Transfer Agent, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer (other than pursuant to clauses (i), (ii) or (iii) of the preceding sentence), any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement with respect to such transferred Securities.

          (b)    Legends.    Certificates evidencing the Securities shall bear any legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the following form (and, with respect to Securities held in book-entry form, the Transfer Agent will record such a legend on the share register), until such time as they are not required under Section 4.1(c) or applicable law:

  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT (PROVIDED THAT THE TRANSFEROR PROVIDES THE COMPANY WITH REASONABLE ASSURANCES (IN THE FORM OF SELLER AND BROKER REPRESENTATION LETTERS) THAT THE SECURITIES MAY BE SOLD PURSUANT TO SUCH RULE). NO REPRESENTATION IS MADE BY THE ISSUER AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALES OF THESE SECURITIES.

          (c)    Removal of Legends.    The restrictive legend set forth in Section 4.1(b) above shall be removed and the Company shall issue a certificate without such restrictive legend or any other restrictive legend to the holder of the applicable Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at DTC, if (i) such Securities are registered for resale under the Securities Act, (ii) such Securities are sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Company), or (iii) such Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) as to such securities and without volume or manner-of-sale restrictions. Following the earlier of (i) the Effective Date or (ii) Rule 144 becoming available for the resale of Securities, without the requirement for the Company to be in compliance with the current public information required under 144(c)(1) (or Rule 144(i)(2), if applicable) as to the Securities and without volume or manner-of-sale restrictions, the Company shall instruct the Transfer Agent to remove the legend from the Securities and shall cause its counsel to issue any legend removal opinion required by the Transfer Agent.

          Any fees (with respect to the Transfer Agent, Company counsel or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by the Company. If a legend is no longer required pursuant to the foregoing, the Company will no later than three (3) Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent (with notice to the Company) of a legended certificate or instrument representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer) and a representation letter to the extent required by Section 4.1(a), (such third Trading Day, the "Legend Removal Date") deliver or cause to be delivered to such Purchaser a certificate or instrument (as the case may be) representing such Securities that is free from all restrictive legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1(c). Certificates for Securities free from all restrictive legends may be transmitted by the Transfer Agent to the Purchasers by crediting the account of the Purchaser's prime broker with DTC as directed by such Purchaser.

          (d)    Acknowledgement.    Each Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Securities or any interest therein without complying with the requirements of the Securities Act. Except as otherwise provided below, while the Registration Statement remains effective, each Purchaser hereunder may sell the Securities in accordance with the plan of distribution contained in the registration statement and if it does so it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available or unless the Securities are sold pursuant to Rule 144. Each Purchaser, severally and not jointly with the other Purchasers, agrees that if it is notified by the Company in writing at any time that the Registration Statement registering the resale of the Securities is not effective or that the prospectus included in such Registration Statement no longer complies with the requirements of Section 10 of the Securities Act, the Purchaser will refrain from selling such Securities until such time as the Purchaser is notified by the Company that such Registration Statement is effective or such prospectus is compliant with Section 10 of the Exchange Act, unless such Purchaser is able to, and does, sell such Securities pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act.

          (e)    Buy-In.    If the Company shall fail for any reason or for no reason to issue to a Purchaser unlegended certificates within three (3) Trading Days of receipt of all documents necessary for the removal of the legend set forth above (the "Deadline Date"), then, in addition to all other remedies available to such Purchaser, if on or after the Trading Day immediately following such three (3) Trading Day period, such Purchaser purchases (in an open market transaction or otherwise) Securities (or a broker or trading counterparty through which the Purchaser has agreed to sell shares makes such purchase) to deliver in satisfaction of a sale by the holder of Securities that such Purchaser anticipated receiving from the Company without any restrictive legend (a "Buy-In"), then the Company shall, within three (3) Trading Days after such Purchaser's request and in such Purchaser's sole discretion, either (i) pay cash to the Purchaser in an amount equal to such Purchaser's total purchase price (including brokerage commissions, if any) for the Securities so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such Securities) shall terminate, or (ii) promptly honor its obligation to deliver to such Purchaser a certificate or certificates representing such Securities and pay cash to the Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (a) such number of Securities, times (b) the Closing Bid Price of such security on the Deadline Date.

        4.2    Acknowledgment of Dilution.    The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock. The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Securities pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other shareholders of the Company.

        4.3    Furnishing of Information.    In order to enable the Purchasers to sell the Securities under Rule 144 of the Securities Act, for a period of one year from the Closing, the Company shall maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act, and none of the reports, when filed, will contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. During such one year period, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available the information described in Rule 144(c)(2), if the provision of such information will allow resales of the Securities pursuant to Rule 144.

        4.4    Form D and Blue Sky.    The Company agrees to timely file a Form D with respect to the Preferred Shares as required under Regulation D. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Preferred Shares for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification). The Company shall make all filings and reports relating to the offer and sale of the Preferred Shares required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

        4.5    No Integration.    The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Preferred Shares in a manner that would require the registration under the Securities Act of the sale of the Preferred Shares to the Purchasers.

        4.6    Securities Laws Disclosure; Publicity.    Before 9:00 a.m., New York City time, on the first Business Day following the Closing Date, the Company shall issue one or more press releases (collectively, the "Press Release") reasonably acceptable to the Purchasers disclosing all material terms of the transactions contemplated hereby. On or before 9:00 a.m., New York City time, on the fourth Business Day immediately following the execution of this Agreement, the Company will file a Current Report on Form 8-K with the Commission describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents (including, without limitation, this Agreement, the Registration Rights Agreement, the Series B Certificate of Determination and the Series C Certificate of Determination)). Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser or any Affiliate or investment adviser of any Purchaser, or include the name of any Purchaser or any Affiliate or investment adviser of any Purchaser in any press release or filing with the Commission (other than the Registration Statement) or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with (A) any Registration Statement contemplated by the Registration Rights Agreement and (B) the filing of final Transaction Documents with the Commission and (ii) to the extent such disclosure is required by law, at the request of the staff of the Commission or Trading Market regulations, in which case the Company shall provide the Purchasers with prior written notice of such disclosure permitted under this subclause (ii). Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in this Section 4.6, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this Agreement and the transactions contemplated hereby), provided, however, that each Purchaser is permitted to disclose such information (i) to its Affiliates, partners, members, directors, officers, employees, agents, consultants, and advisors for the purposes of evaluating and consummating the transactions contemplated in the Transaction Documents who agree to be bound by the terms of this Section 4.6 (or restrictions at least as restrictive as herein contained) and (ii) after providing sufficient prior notice to the Company permitting the Company to reasonably object, to the extent such disclosure is required by law, regulation or judicial or administrative process, and (iii) as otherwise previously agreed to by a Purchaser and the Company.

        4.7    Non-Public Information.    Except with the express written consent of such Purchaser and unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information, the Company shall not, and shall cause each Subsidiary and each of their respective officers, directors, employees and agents not to, provide any Purchaser with any material, non-public information regarding the Company or any of its Subsidiaries from and after the filing of the Press Release.

        4.8   Indemnification.

          (a)    Indemnification of Purchasers.    In addition to the indemnity provided in the Registration Rights Agreement, except as prohibited by applicable law or regulation, including 12 U.S.C. 1828(k) and its implementing regulations at 12 C.F.R. Part 359, the Company will indemnify and hold each Purchaser and its directors, officers, stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of (i) any material breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (ii) any action instituted against a Purchaser Party in any capacity, or any of them or their respective affiliates, by any shareholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by this Agreement. The Company will not be liable to any Purchaser Party under this Agreement to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party's breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents.

          (b)    Conduct of Indemnification Proceedings.    Promptly after receipt by any Person (the "Indemnified Person") of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 4.8(a), such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially and adversely prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; (ii) the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such proceeding; or (iii) in the reasonable judgment of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them including if the potential defendants in, or targets of, any such action include both the Company and the Indemnified Person, and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to the Indemnified Person which are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on the Indemnified Person's behalf). The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

        4.9    Listing of Common Stock.    The Company will use its reasonable best efforts to list the Underlying Shares for quotation on the NASDAQ Global Select and maintain the listing of the Common Stock on the NASDAQ Global Select Market.

        4.10    Use of Proceeds.    Except for a minimum of $15 million and up to a maximum of $30 million of the net proceeds (subject to any applicable regulatory requirements) which may be retained by the Company, the net proceeds not retained by the Company of the capital raised through the transactions contemplated by this Agreement will be contributed to the Bank in the form of a cash contribution or purchase of additional common equity.

        4.11    Shareholders Meeting

          (a)   The Company shall call a meeting of its shareholders (the "Initial Shareholders Meeting"), as promptly as practicable following the Closing, but in no event later than November 30, 2010, for holders of Common Stock, the Series B Preferred Shares and the Series C Preferred Shares to vote (each voting as a separate class) on proposals (the "Shareholder Proposals") to approve the issuance of Common Stock upon conversion of the Series B Preferred Shares and the Series C Preferred Shares for purposes of Rule 5635 of the NASDAQ Stock Market Rules (such approvals of the Shareholder Proposals, "Shareholder Approval"). The Board of Directors shall recommend to the Company's shareholders that such shareholders approve the Shareholder Proposals (the "Board Recommendation"), and shall not modify or withdraw such Board Recommendation. In connection with the Initial Shareholders Meeting, the Company shall promptly prepare (and the Purchasers will reasonably cooperate with the Company to prepare) and file (but in no event more than thirty (30) days following the Closing Date) with the Commission a preliminary proxy statement, shall use its reasonable best efforts to respond to any comments of the Commission or its staff and to cause a definitive proxy statement related to the Initial Shareholders Meeting to be mailed to the Company's shareholders not more than ten (10) calendar days after clearance thereof by the Commission, and shall use its reasonable best efforts to solicit proxies in favor of the Shareholder Approval, including, without limitation, engaging a proxy solicitation firm, as necessary, to assist in obtaining the Shareholder Approval. The Company shall notify the Purchasers promptly of the receipt of any comments from the Commission or its staff with respect to the proxy statement and of any request by the Commission or its staff for amendments or supplements to such proxy statement or for additional information (but the Company shall not provide any Purchaser with any material, nonpublic information, unless requested by such Purchaser and pursuant to a written agreement regarding the confidentiality and use of such information). If at any time prior to the Initial Shareholders Meeting there shall occur any event that is required to be set forth in an amendment or supplement to the proxy statement, the Company shall as promptly as practicable prepare and mail to its shareholders such an amendment or supplement. In addition, each Purchaser and the Company agrees to promptly correct any information provided by it or on its behalf for use in the proxy statement if and to the extent that such information shall have knowingly become false or misleading in any material respect, and the Company shall as promptly as practicable prepare and mail to its shareholders an amendment or supplement to correct such information to the extent required by applicable laws and regulations. The Company shall consult with the Purchasers prior to mailing any proxy statement, or any amendment or supplement thereto, and provide the Purchasers with reasonable opportunity to comment thereon (it being acknowledged and agreed that if a Purchaser does not object to or comment on the aforementioned documents within three (3) Business Days, then the Purchaser shall be deemed to have consented to and approved the use of such documents).

          (b)   In the event that the Shareholder Approval is not obtained at the Initial Shareholders Meeting in accordance with the requirements of NASDAQ Stock Market Rules and the Corporations Code of the State of California, the Company shall include a proposal to approve (and the Board shall recommend approval of) such Shareholder Proposal(s) at a subsequent special meeting of its shareholders to be held no later than ninety (90) days from the date of the Initial Shareholders Meeting (the "Follow-up Special Meeting"). In the event that Shareholder Approval is not obtained at the Initial Shareholders Meeting or the Follow-up Special Meeting, the Company shall include a proposal to approve (and the Board of Directors shall recommend approval of) such proposal at a meeting of its shareholders to be held no less than once in each subsequent six month period beginning on the date of the Follow-up Special Meeting until such approval is obtained.

        4.12    Section 382.    Prior to January 1, 2011, without the prior written consent of the Company, which consent will not be unreasonably withheld, no Purchaser shall take any action, including the exercise of any right granted under Section 4.20 of this Agreement or purchase of additional shares of the Company's Common Stock from and after the Closing Date, if to its knowledge taking such actions would increase such Purchaser's economic interest in excess of the greater of (i) 4.9%, or (ii) the economic interest such Purchaser held in the Company immediately following the Closing. If the Company withholds its consent, it shall provide the Purchaser with its analysis of the actions proposed to be taken by the Purchaser and the application of the provisions of Section 382 of the Code thereto.

        4.13    No Change of Control.    The Company shall obtain all necessary irrevocable waivers, adopt any required amendments and make all appropriate determinations so that the issuance of the Preferred Shares to the Purchasers will not trigger a "change of control" or other similar provision in any of the agreements to which the Company or any of its Subsidiaries is a party, including without limitation any employment, "change in control," severance or other agreements and any benefit plan, which results in payments to the counterparty or the acceleration of vesting of benefits.

        4.14    No Additional Issuances.    Between the date of this Agreement and the Closing Date, except for the issuance of shares of Common Stock under the Company's Amended and Restated 2004 Equity Plan and the Preferred Shares being issued pursuant to this Agreement, the Company shall not issue or agree to issue any additional shares of Common Stock or other securities which provide the holder thereof the right to convert such securities into shares of Common Stock.

        4.15    Governance Matters.    Within ten Business Days subsequent to the Closing Date, the Company and the Bank will request the non-objection or approval of the Federal Reserve, the FDIC, and the DFI, to the extent required, for the appointment of the Board Representative (as defined below). The Company further covenants and agrees that within five days of receipt of the non-objection or approval of the Federal Reserve, the FDIC and/or the DFI, the Board of Directors shall cause one person nominated by each of Castle Creek and Patriot (each an "Institutional Investor") (a "Board Representative") to be elected or appointed to the Board of Directors, subject to satisfaction of the legal and governance requirements regarding service as a director of the Company and to the reasonable approval of the Nominating and Governance Committee of the Board of Directors (such approval not to be unreasonably withheld or delayed). After such appointment or election of a Board Representative, so long as the Institutional Investor beneficially owns (as determined in accordance with Rule 13d-3 under the Exchange Act) 4.9% of the outstanding shares of Common Stock whether acquired upon conversion of the Preferred Shares or otherwise (and treating each share of Preferred Shares that is not a share of Common Stock as if it had converted into Common Stock), the Company will be required to recommend to its shareholders the election of the Board Representative at the Company's annual meeting, subject to satisfaction of the legal and governance requirements regarding service as a director of the Company and to the reasonable approval of the Nominating and Governance Committee of the Board of Directors (such approval not to be unreasonably withheld or delayed). If such Institutional Investor no longer beneficially owns (as determined in accordance with Rule 13d-3 under the Exchange Act) the minimum number of shares of the Preferred Shares or the Common Stock specified in the prior sentence, Institutional Investor will have no further rights under this Section 4.15, and, at the written request of the Board of Directors, shall use its reasonable best efforts to cause its Board Representative to resign from the Board of Directors as promptly as possible thereafter.

        Any Board Representative (including any successor nominee) duly selected in accordance with Section 4.15 shall, subject to applicable law, be the Company's and the Company's Nominating and Governance Committee's nominee to serve on the Board of Directors. The Company shall use all reasonable best efforts to have the Board Representative elected as a director of the Company and the Company shall solicit proxies for each such person to the same extent as it does for any of its other nominees to the Board of Directors.

        For only so long as any Institutional Investor has the right to nominate a Board Representative pursuant to Section 4.15, such Institutional Investor shall have the power to designate the Board Representative's replacement upon the death, resignation, retirement, disqualification or removal from office of such director. The Board of Directors will use its reasonable best efforts to take all action required to fill the vacancy resulting therefrom with such person (including such person, subject to applicable law, being the Company's and the Nominating and Governance Committee's nominee to serve on the Board of Directors, using all reasonable best efforts to have such person elected as director of the Company and the Company soliciting proxies for such person to the same extent as it does for any of its other nominees to the Board of Directors).

        Any Board Representative shall be entitled to the same compensation and same indemnification in connection with his or her role as a director as the other members of the Board of Directors, and each Board Representative shall be entitled to reimbursement for documented, reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committees thereof, to the same extent as the other members of the Board of Directors. The Company shall notify each Board Representative of all regular and special meetings of the Board of Directors and shall notify each Board Representative of all regular and special meetings of any committee of the Board of Directors of which the Board Representative is a member in accordance with the Company's bylaws as then in effect. The Company shall provide each Board Representative with copies of all notices, minutes, consents and other materials provided to all other members of the Board of Directors concurrently as such materials are provided to the other members. A Board Representative shall not serve on the Audit Committee of the Board of Directors.

        At all times when any Institutional Investor has the right to a Board Representative as provided in Section 4.15, upon the written request of such Institutional Investor and so long as such Institutional Investor does not have a Board Representative currently serving on the Board of Directors (or has a Board Representative whose appointment is pending approval), such Institutional Investor may appoint one individual to attend all meetings of the Board of Directors and no more than two (2) committees thereof (the "Observer") and pursuant to the paragraph below the board of directors of the Bank and no more than two (2) committees thereof, which individual shall be reasonably acceptable to the Board of Directors (such approval not to be unreasonably withheld or delayed). The Observer shall be entitled to attend such meetings only in the event such Institutional Investor does not have a Board Representative currently serving on the Board of Directors. The Observer shall not have any right to vote on any matter presented to the Board of Directors or any committee thereof. The Company shall give the Observer written notice of each meeting thereof at the same time and in the same manner as the members of the Board of Directors, shall provide the Observer with all written materials and other information given to members of the Board of Directors at the same time such materials and information are given to the members of the Board of Directors and shall permit the Observer to attend as an observer at all meetings thereof, and in the event the Company proposes to take any action by written consent in lieu of a meeting, the Company shall give written notice thereof to the Observer prior to the effective date of such consent describing the nature and substance of such action and including the proposed text of such written consents; provided, however, that (A) the Observer may be excluded from executive sessions comprised solely of independent directors by the lead or presiding independent director if, in his good faith judgment, such exclusion is to facilitate candid discussion of particularly sensitive matters (it being understood that it is not expected that the Observer would be excluded from routine executive sessions), (B) the Company or the Board of Directors shall have the right to withhold any information and to exclude the Observer from any meeting or portion thereof (1) if doing so is, in the reasonable good faith judgment of the Company, after consultation with counsel, advisable or necessary to protect the attorney-client privilege between the Company and counsel, violates applicable law or guidance from bank regulators or (2) if the Board of Directors reasonably determines in good faith, after consultation with counsel, that attendance by the Observer would conflict with fiduciary requirements under applicable law and (C) such Institutional Investor holds and shall cause its Observer to hold all such information obtained as provided in the prior sentence in confidence pursuant to the Non-Disclosure Agreement entered into between the Company and such Institutional Inventor.

        So long as any Institutional Investor has the right to appoint a Board Representative pursuant to this Section, such Institutional Investor shall have the right to either nominate one person (the "Bank Board Representative") to be elected or appointed as director to the board of directors of the Bank (the "Bank Board") or to appoint one person to attend all meetings of the Bank Board and no more than two (2) committees thereof as an observer (the "Bank Board Observer"); provided that the appointment by an Institutional Investor of a Bank Board Observer shall not prevent such Institutional Investor from nominating a Bank Board Representative in lieu of a Bank Board Observer at a future time. The obligations of the Company otherwise with respect to, and the conditions on the appointment and, if applicable, directorship of, the Bank Board Representative and the Bank Board Observer shall be substantially the same as those with respect to or applicable to the Board Representative and Observer, respectively.

        The rights provided by this Section 4.15 are personal to each Institutional Investor and in no event shall such rights be assignable.

        4.16    No Rights Agreement.    The Company shall not enter into any poison pill agreement, stockholders' rights plan or similar agreement that shall limit the rights of a Purchaser to acquire Common Stock unless such poison pill agreement, stockholders' rights plan or similar agreement grants an exemption or waiver to the Purchaser immediately effective upon execution of such plan or agreement that would allow the Purchaser to acquire such Common Stock.

        4.17    Certain Transactions.    The Company will not merge or consolidate into, or sell, transfer or lease all or substantially all of its property or assets to, any other party unless the successor, transferee or lessee party, as the case may be (if not the Company), expressly assumes the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

        4.18    Rights Offering for Shareholders.    The Company may at its option commence a Permitted Rights Offering to its Common Stock shareholders of record one Business Day before the Initial Shareholders Meeting; provided that, if the Company pursues a Permitted Rights Offering, it will use its best efforts to ensure that such rights offering, including exercise of such right, is completed as soon as practicable, and in any event no later than six months from the Closing Date. The Purchasers will not be afforded the opportunity to participate in the Permitted Rights Offering unless the Purchasers own Common Stock on the record date for the Permitted Rights Offering (which record date may be prior to the Initial Shareholders Meeting but will be after the Closing Date).

        4.19    VCOC Agreement; No Other Agreements.    As of the date of this Agreement, the Company shall enter into a customary "Venture Capital Operating Company" agreement with each of Castle Creek and Patriot in the form of Exhibit G attached to and made part of this Agreement (the "VCOC Agreement"). Other than the VCOC Agreement and the Transaction Documents, there are no other agreements or arrangements between any Purchaser and the Company related to the transactions contemplated by the Transaction Documents.

        4.20    Gross-Up Rights.

          (a)    Sale of New Securities.    For so long as a Purchaser, together with its Affiliates, owns 4% or more of all of the outstanding shares of Common Stock (counting for such purposes all shares of Common Stock into or for which any securities owned by the Purchaser are directly or indirectly convertible or exercisable and, for the avoidance of doubt, including as shares owned and outstanding all shares of Common Stock issued by the Company after the Closing) (before giving effect to any issuances triggering provisions of this Section), if at any time after the date hereof the Company makes any public or non public offering or sale of Common Stock, or securities convertible into Common Stock (any such security, a "New Security") (other than (i) any Common Stock or other securities issuable upon the exercise or conversion of any securities of the Company issued or agreed or contemplated to be issued as of the date hereof; (ii) pursuant to the granting or exercise of employee stock options, restricted stock or other stock incentives pursuant to the Company's stock incentive plans approved by the Board of Directors or the issuance of stock pursuant to the Company's employee stock purchase plan approved by the Board of Directors or similar plan where stock is being issued or offered to a trust, other entity or otherwise, for the benefit of any employees, officers or directors of the Company, in each case in the ordinary course of providing incentive compensation; (iii) issuances of capital stock as full or partial consideration for a merger, acquisition, joint venture, strategic alliance, license agreement or other similar nonfinancing transaction; (iv) issuance of Common Stock upon exercise of warrants outstanding as of the date hereof; or (v) a Permitted Rights Offering pursuant to Section 4.18 hereof), then such Purchaser shall be afforded the opportunity to acquire from the Company for the same price (net of any underwriting discounts or sales commissions) and on the same terms as such securities are proposed to be offered to others, up to the amount of New Securities in the aggregate required to enable it to maintain its proportionate Common Stock-equivalent interest in the Company immediately prior to any such issuance of New Securities. The amount of New Securities that the Purchaser shall be entitled to purchase in the aggregate shall be determined by multiplying (x) the total number or principal amount of such offered New Securities by (y) a fraction, the numerator of which is the sum of (i) the number of shares of Common Stock held by the Purchaser, if any, and (ii) the number of shares of Common Stock represented by the Preferred Shares held by the Purchaser on an as-converted basis as of such date, if any, and the denominator of which is the sum of (i) the number of shares of Common Stock then outstanding, (ii) the number of shares of Common Stock represented by the Preferred Shares on an as-converted basis as of such date. Notwithstanding anything herein to the contrary, in no event shall the Purchaser have the right to purchase securities hereunder to the extent such purchase would result in such Purchaser, together with its Affiliates, owning a greater percentage interest in the Company than such Purchaser held immediately prior to the issuance of the New Securities (counting for such purposes all shares of Common Stock into or for which any securities owned by the Purchaser are directly or indirectly convertible or exercisable).

          (b)    Notice.    In the event the Company proposes to offer or sell New Securities, it shall give the Purchaser written notice of its intention, describing the price (or range of prices), anticipated amount of securities, timing, and other terms upon which the Company proposes to offer the same no later than ten Business Days after the commencement of marketing with respect to a Rule 144A offering, after the filing of a registration statement, or a prospectus supplement in connection with a shelf registration (whichever is later) for a Public Offering, or after the Company proposes to pursue any other offering. The Purchaser shall have ten Business Days (three Business Days in the case of a Public Offering) from the date of receipt of such a notice to notify the Company in writing that it intends to exercise its rights provided in this Section 4.20 and as to the amount of New Securities the Purchaser desires to purchase, up to the maximum amount calculated pursuant to this Section 4.20(a).

  Such notice shall constitute a nonbinding indication of interest of the Purchaser to purchase the amount of New Securities so specified at the terms set forth in the Company's notice to it. The failure of the Purchaser to respond within such ten Business Day period or three Business Day period, as applicable, shall be deemed to be a waiver of such Purchaser's rights under this Section 4.20 only with respect to the offering described in the applicable notice. A "Public Offering" means an underwritten offering registered with the SEC.

          (c)    Purchase Mechanism.    Subject to Section 4.20(e), if the Purchaser exercises its rights provided in this Section 4.20, the closing of the purchase of the New Securities with respect to which such right has been exercised shall take place within 30 calendar days after the giving of notice of such exercise, which period of time shall be extended, except for a Public Offering, for a maximum of 180 days in order to comply with applicable laws and regulations (including receipt of any applicable regulatory or shareholder approvals). Each of the Company and the Purchaser agrees to use its commercially reasonable efforts to secure any regulatory or shareholder approvals or other consents, and to comply with any law or regulation necessary in connection with the offer, sale and purchase of, such New Securities.

          (d)    Failure of Purchase.    In the event the Purchaser fails to exercise its rights provided in this Section 4.20 or, if so exercised, the Purchaser is unable to consummate such purchase within the time period specified in Section 4.20(c) above because of its failure to obtain any required regulatory or shareholder consent or approval, the Company shall thereafter be entitled (during the period of 60 days following the conclusion of the applicable period) to sell or enter into an agreement (pursuant to which the sale of the New Securities covered thereby shall be consummated, if at all, within 90 days from the date of said agreement) to sell the New Securities not elected to be purchased pursuant to this Section 4.20 by the Purchaser or which the Purchaser is unable to purchase because of such failure to obtain any such consent or approval, upon terms no more favorable in the aggregate to the purchasers of such securities than were specified in the Company's notice to the Purchaser. In the event the Company has not sold the New Securities or entered into an agreement to sell the New Securities within said 60-day period (or sold and issued New Securities in accordance with the foregoing within 90 days from the date of said agreement (as such period may be extended in the manner described above for a period not to exceed 180 days from the date of said agreement)), the Company shall not thereafter offer, issue or sell such New Securities without first offering such securities to the Purchaser in the manner provided above. Notwithstanding the foregoing and except in a Public Offering, if such sale of the New Securities by the Company is subject to the receipt of any regulatory or shareholder approval or consent or the expiration of any waiting period, the time period during which such sale may be consummated shall be extended until the expiration of five Business Days after all such approvals or consents have been obtained or waiting periods expired, but in no event shall such time period exceed 180 days from the date of the applicable agreement with respect to such sale.

          (e)    Expedited Issuance; Regulatory Directive.    Notwithstanding the foregoing provisions of this Section 4.20, if a majority of the directors of the Board of Directors determine that the Company must issue equity or debt securities on an expedited basis, then the Company may consummate the proposed issuance or sale of such securities ("Expedited Issuance") and then comply with the provisions of this Section 4.20(e) provided that (i) the purchaser(s) of such New Securities has consented in writing to the issuance of additional New Securities in accordance with the provisions of this Section 4.20, and (ii) the sale of any such additional New Securities under this Section 4.20(e) to one or more Purchasers pursuant to this Section 4.20 shall be consummated as promptly as is practicable but in any event no later than ninety (90) days subsequent to the date on which the Company consummates the Expedited Issuance under this Section 4.20(e). Notwithstanding anything to the contrary herein in Section 4.20, the provisions of Section 4.20 (other than as provided in subclause (ii) of this Section 4.20(e)) shall not be applicable and the consent of the purchasers of such

  New Securities shall not be required in connection with any Expedited Issuance undertaken at the written direction of the applicable federal regulator of the Company or the Bank.

          (f)    Non-Cash Consideration.    In the case of the offering of securities for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors; provided, however, that such fair value as determined by the Board of Directors shall not exceed the aggregate market price of the securities being offered as of the date the Board of Directors authorizes the offering of such securities.

          (g)    Termination.    Purchaser's rights hereunder shall expire at such time that the Purchaser, together with its Affiliates, owns less than 4% of all of the outstanding shares of Common Stock (counting for such purposes all shares of Common Stock into or for which any securities owned by the Purchaser are directly or indirectly convertible or exercisable and, for the avoidance of doubt, including as shares owned and outstanding all shares of Common Stock issued by the Company after the Closing) (before giving effect to any issuances triggering provisions of this Section 4.20).

          (h)    Cooperation.    The Company and the Purchaser shall cooperate in good faith to facilitate the exercise of the Purchaser's rights under this Section 4.20, including to secure any required approvals or consents.

          (i)    No Assignment of Rights.    The rights of Purchaser described herein shall be personal to Purchaser and the transfer, assignment and/or conveyance of said rights from Purchaser to any other person and/or entity is prohibited and shall be void and of no force or effect, provided the Purchaser may transfer to an Affiliate.

ARTICLE V
CONDITIONS PRECEDENT TO CLOSING

        5.1    Conditions Precedent to the Obligations of the Purchasers to Purchase Preferred Shares.    The obligation of each Purchaser (on its own behalf and not on behalf of any other Purchaser) to acquire Preferred Shares at the Closing is subject to the fulfillment to such Purchaser's satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):

          (a)    Representations and Warranties.    The representations and warranties of the Company contained herein shall be true and correct as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

          (b)    Performance.    The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

          (c)    No Injunction.    No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

          (d)    Consents.    The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Preferred Shares, all of which shall be and remain so long as necessary in full force and effect.

          (e)    No Suspensions of Trading in Common Stock; Listing.    The Common Stock (i) shall be designated for quotation or listed on the Principal Trading Market and (ii) shall not have been suspended, as of the Closing Date, by the Commission or the Principal Trading Market from trading on the Principal Trading Market nor shall suspension by the Commission or the Principal Trading Market have been threatened, as of the Closing Date, either (A) in writing by the Commission or the Principal Trading Market or (B) by falling below the minimum listing maintenance requirements of the Principal Trading Market. The Company shall have obtained approval of the Principal Trading Market to list the Underlying Shares.

          (f)    Company Deliverables.    The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a).

          (g)    Compliance Certificate.    The Company shall have delivered to each Purchaser a certificate, dated as of the Closing Date and signed by its Chief Executive Officer and its Chief Financial Officer, certifying to the fulfillment of the conditions specified in Sections 5.1(a) and (b).

          (h)    Certificate of Determination.    The Company shall have duly filed the Series B Certificate of Determination and the Series C Certificate of Determination with the California Secretary.

          (i)    Minimum Gross Proceeds.    The Company shall simultaneously issue and deliver at such Closing to the Purchasers hereunder in the aggregate at least sufficient shares of the Preferred Stock against payment of an aggregate Purchase Price of at least $75 million.

          (j)    Termination.    This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.16 herein.

          (k)    Bank Regulatory Issues.    The purchase of such Preferred Shares shall not cause such Purchaser or any of its Affiliates to violate any bank regulation.

        5.2    Conditions Precedent to the Obligations of the Company to sell Preferred Shares.    The Company's obligation to sell and issue the Preferred Shares at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

          (a)    Representations and Warranties.    The representations and warranties made by the Purchaser in Section 3.2 hereof shall be true and correct as of the date when made, and as of the Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date.

          (b)    Performance.    Such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

          (c)    No Injunction.    No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

          (d)    Consents.    The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Preferred Shares, all of which shall be and remain so long as necessary in full force and effect.

          (e)    Purchasers Deliverables.    Such Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(b).

          (f)    Termination.    This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.16 herein.

ARTICLE VI
MISCELLANEOUS

        6.1    Fees and Expenses.    Other than as set forth in this Section 6.1, the parties hereto shall be responsible for the payment of all expenses incurred by them in connection with the preparation and negotiation of the Transaction Documents and the consummation of the transactions contemplated hereby. The Company shall pay all amounts owed to the Placement Agent relating to or arising out of the transactions contemplated hereby. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Securities to the Purchasers. The Company shall compensate Castle Creek for all expenses in connection with due diligence efforts, the negotiation and preparation of the Transaction Documents and undertaking of the transactions contemplated by the Transaction Documents (including out-of-pocket due diligence expenses and professional fees incurred by or on behalf of Castle Creek or its Affiliates in connection with the transactions, but excluding the purchase price for any of the Securities) in an amount not to exceed $60,000. In addition, the Company shall compensate Patriot for all expenses in connection with due diligence efforts, the negotiation and preparation of the Transaction Documents and undertaking of the transactions contemplated by the Transactions Documents (including out-of-pocket due diligence expenses and professional fees incurred by or on behalf of Patriot or its Affiliates in connection with the transactions, but excluding the purchase price for any of the Securities) in an amount not to exceed $50,000.

        6.2    Entire Agreement.    The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

        6.3    Notices.    Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 5:00 p.m., New York City time, on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:00 p.m., New York City time, on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Heritage Commerce Corp 150 Almaden Boulevard San Jose, CA 95113 Attn: Chief Executive Officer Tel: (408) 497-6900 Fax: (408) 947-6910

With a copy to:	Buchalter Nemer A Professional Corporation 1000 Wilshire Blvd., Suite 1500 Los Angeles, CA 90017 Attn: Mark Bonenfant, Esq. Tel: (213) 891-5020 Fax: (213) 630-5664
If to Purchaser:	To address set forth under such Purchaser's name on the signature page hereof or such other address as may be designated in writing hereafter, in the same manner, by such Person.

        6.4    Amendments; Waivers; No Additional Consideration.    No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers affected by such amendment or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Purchasers who then hold Preferred Shares.

        6.5    Construction.    The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

        6.6    Successors and Assigns.    The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of the Purchasers. Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Securities in compliance with the Transaction Documents and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Securities, by the terms and conditions of this Agreement that apply to the "Purchasers".

        6.7    No Third-Party Beneficiaries.    This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than Indemnified Persons.

        6.8    Governing Law.    All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) may be commenced on a non-exclusive basis in the California Courts. Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such California Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

        6.9    Survival.    Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Preferred Shares.

        6.10    Execution.    This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

        6.11    Severability.    If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

        6.12    Replacement of Shares.    If any certificate or instrument evidencing any Preferred Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares. If a replacement certificate or instrument evidencing any Preferred Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

        6.13    Remedies.    In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

        6.14    Payment Set Aside.    To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

        6.15    Independent Nature of Purchasers' Obligations and Rights.    The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Preferred Shares pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Preferred Shares or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

        6.16    Termination.    This Agreement may be terminated and the sale and purchase of the Preferred Shares abandoned at any time prior to the Closing by either the Company or any Purchaser (with respect to itself only) upon written notice to the other, if the Closing has not been consummated on or prior to 5:00 p.m., New York City time, on the Outside Date; provided, however, that the right to terminate this Agreement under this Section 6.16 shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time. The Company shall give prompt notice of any such termination to each other Purchaser, and, if necessary, work in good faith to restructure the transaction to allow each Purchaser that does not exercise a termination right to purchase the full number of securities set forth below such Purchaser's name on the signature page of this Agreement while remaining in compliance with Section 5.1(k). Nothing in this Section 6.16 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents. In the event of a termination pursuant to this Section, the Company shall promptly notify all non-terminating Purchasers. Upon a termination in accordance with this Section, the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including arising from such termination) to the other, and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom.

        6.17    Rescission and Withdrawal Right.    Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

        6.18    Adjustments in Stock Numbers and Prices.    In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to Closing, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

        6.19    Avoidance of Control.    Notwithstanding anything to the contrary in the Transaction Documents, the Company shall not knowingly take any action to repurchase Common Stock, or securities or rights, options or warrants to purchase Common Stock, or securities of any type whatsoever that are, or may become, convertible into or exchangeable into or exercisable for Common Stock in each case, where each of Castle Creek and Patriot or any other Purchaser are not given the right to participate in such repurchase of its respective pro rata proportion, that would cause Castle Creek's or Patriot's or such other Purchaser's ownership of voting securities of the Company (together with the ownership by the respective Affiliates (as such term is used under the BHC Act) of voting securities of the Company) to increase above 4.9% in the case of Castle Creek and 9.9% in the case of Patriot or such other Purchaser, without the prior written consent of each of Castle Creek, Patriot, or such other Purchaser, as applicable, or to otherwise cause Castle Creek, Patriot or such other Purchaser to "control" the Company under and for purposes of the BHC Act.

        6.20    Adjustment of Terms.    In the event that the Company provides for more favorable terms with respect to the transactions contemplated hereby, through amendment(s) to this Agreement, letter agreement or otherwise, to one or more of the Purchasers of Preferred Shares than the terms applicable to the remaining Purchasers in the offering contemplated hereby who are not parties to such revised terms, the Company will offer the remaining Purchasers the same terms with respect to the purchase of the Preferred Shares proposed to be purchased by them and this Agreement will be amended accordingly to reflect such adjusted terms.

        6.21    Voting Agreement.    Subject to any applicable law or regulation to the contrary, each Purchaser hereby severally and solely on its own behalf and as further consideration to the Company for its agreement to sell to the Purchaser the Preferred Shares agrees to vote all of the Preferred Shares held by the Purchaser and to cause any Affiliate to vote in favor of the Shareholder Proposals at the Initial Shareholder Meeting, the Follow-up Special Meeting (if required) or any subsequent shareholder meeting as required and held in accordance with Section 4.11(b) to approve the Shareholder Proposals. For purposes of this Section 6.21, Purchasers for Series B Preferred Shares shall only vote with respect to the Shareholder Proposals related to the Series B Preferred Shares and Purchasers of the Series C Preferred Shares shall only vote with respect to the Shareholder Proposals related to the Series C Preferred Shares. No Purchaser shall enter into any agreement or understanding with any Person to vote or give instructions or grant a proxy in any manner inconsistent with this Section 6.21. Purchaser agrees that as a condition of transfer of shares of Preferred Shares, whether by operation of law or otherwise, Purchaser shall require the transferee of such Preferred Shares to agree to vote in favor of the Shareholder Proposals at the Initial Shareholder Meeting, the Follow-up Special Meeting (if required) or any subsequent shareholder meeting as required and held in accordance with Section 4.11(b) to approve the Shareholder Proposals. The obligations of each Purchaser under this Section 6.21 shall terminate upon the approval of the Shareholder Proposals. Nothing contained in this Section 6.21 and no action taken in performance of the obligations under this Section 6.21 shall create any inference that or be deemed to constitute that the Purchasers are in any way "acting in concert" or as a "group" under applicable law or regulations.

        IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HERITAGE COMMERCE CORP
By:	/s/ WALTER T. KACZMAREK Walter T. Kaczmarek Chief Executive Office and President

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
[SIGNATURE PAGES FOR PURCHASERS FOLLOW]

Securities Purchase Agreement

NAME OF PURCHASER:

By:

Its:

Aggregate Purchase Price (Subscription Amount):	$
Number of Series B Preferred Shares to be Acquired:
Number of Series C Preferred Shares to be Acquired:
Tax ID No.:

Address for Notice:

Attention:

Telephone No.:

Fax No.:

Email Address:

Delivery Instructions, if different from above	c/o

Street

City/State/Zip:

Attention:

Telephone No.:

Securities Purchase Agreement

Exhibit A

Series B Certificate of Determination

Exhibit B

Series C Certificate of Determination

Exhibit C

Registration Rights Agreement

Exhibit D

Investor Questionnaire

Exhibit E

Legal Opinion of Company Counsel

Exhibit F

Secretary's Certificate

 ANNEX D

REGISTRATION RIGHTS AGREEMENT

        This Registration Rights Agreement (this "Agreement") is made and entered into as of June 18, 2010, by and among Heritage Commerce Corp, a California corporation (the "Company"), and the several purchasers signatory hereto (each a "Purchaser" and collectively, the "Purchasers").

        This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof between the Company and each Purchaser (the "Purchase Agreement").

        NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Purchasers agree as follows:

        1.    Definitions.    Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

        "Advice" shall have the meaning set forth in Section 6(d).

        "Affiliate" means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

        "Agreement" shall have the meaning set forth in the Preamble.

        "Availability Date" has the meaning set forth in Section 3(n).

        "Allowable Grace Period" shall have the meaning set forth in Section 2(e).

        "Business Day" means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

        "Closing" has the meaning set forth in the Purchase Agreement.

        "Closing Date" has the meaning set forth in the Purchase Agreement.

        "Commission" means the Securities and Exchange Commission.

        "Common Stock" means the common stock of the Company, no par value per share, and any securities into which such shares of common stock may hereinafter be reclassified.

        "Company" shall have the meaning set forth in the Preamble.

        "Contractual Securities" means collectively, (i) securities issued to the U.S. Treasury Department on November 21, 2008 in connection with the TARP Capital Purchase Program and (ii) Registrable Securities.

        "Contractual Securityholder" means all Persons that hold Contractual Securities.

        "Effective Date" means the date that the Registration Statement filed pursuant to Section 2(a) is first declared effective by the Commission.

        "Effectiveness Deadline" means, with respect to the Initial Registration Statement or the New Registration Statement, the earlier of (i) the 90th calendar day following the Closing Date (or the 120th calendar day following the Closing Date in the event that such registration statement is subject to review by the Commission) and (ii) the 5th Trading Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be "reviewed" or will not be subject to further review; provided, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.

        "Effectiveness Period" shall have the meaning set forth in Section 2(b).

        "Event" shall have the meaning set forth in Section 2(c).

        "Event Date" shall have the meaning set forth in Section 2(c).

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        "Filing Deadline" means, with respect to the Initial Registration Statement required to be filed pursuant to Section 2(a), the 30th calendar day following the Closing Date, provided, however, that if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next business day on which the Commission is open for business.

        "FINRA" shall have the meaning set forth in Section 3(j).

        "Grace Period" shall have the meaning set forth in Section 2(e).

        "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

        "Indemnified Party" shall have the meaning set forth in Section 5(c).

        "Indemnifying Party" shall have the meaning set forth in Section 5(c).

        "Initial Registration Statement" means the initial Registration Statement filed pursuant to Section 2(a) of this Agreement.

        "Liquidated Damages" shall have the meaning set forth in Section 2(c).

        "Losses" shall have the meaning set forth in Section 5(a).

        "New Registration Statement" shall have the meaning set forth in Section 2(a).

        "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

        "Preferred Shares" has the meaning set forth in the Purchase Agreement.

        "Principal Market" means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the Closing Date, shall be the NASDAQ Global Select Market.

        "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

        "Prospectus" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

        "Purchase Agreement" shall have the meaning set forth in the Recitals.

        "Purchaser" or "Purchasers" shall have the meaning set forth in the Preamble.

        "Registrable Securities" means all of the Preferred Shares and the Underlying Shares and any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the Preferred Shares and the Underlying Shares, provided, that the Holder has completed and delivered to the Company a Selling Stockholder Questionnaire; and provided, further, that the Preferred Shares and the Underlying Shares shall cease to be Registrable Securities upon becoming eligible for sale without restriction under Rule 144.

        "Registration Statements" means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation the Initial Registration Statement, the New Registration Statement and any Remainder Registration Statement), amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

        "Remainder Registration Statement" shall have the meaning set forth in Section 2(a).

        "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

        "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

        "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

        "SEC Guidance" means (i) any publicly-available written or oral (given directly to the Company or its legal counsel) guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

        "Securities" has the meaning set forth in the Purchase Agreement.

        "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        "Selling Shareholder Questionnaire" means a questionnaire in the form attached as Annex B hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.

        "Trading Day" means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market or over-the-counter market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the "pink sheets" by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

        "Trading Market" means whichever of the New York Stock Exchange, the NYSE Amex, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

        "Underlying Shares" has the meaning set forth in the Purchase Agreement.

        2.    Registration.

          (a)   On or prior to the Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Company may reasonably determine (the "Initial Registration Statement"). The Initial Registration Statement shall be on Form S-3 (except if the Company is then ineligible to register for resale of the Registrable Securities on Form S-3, in which case such registration shall be on such other form available to the Company to register for resale of the Registrable Securities as a secondary offering) subject to the provisions of Section 2(f) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the "Plan of Distribution" section substantially in the form attached hereto as Annex A. Notwithstanding the registration obligations set forth in this Section 2, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and use its reasonable best efforts to file amendments to the Initial Registration Statement as required by the Commission and/or (ii) withdraw the Initial Registration Statement and file a new registration statement (a "New Registration Statement"), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to the Company to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its reasonable best efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09. Notwithstanding any other provision of this Agreement and subject to the payment of Liquidated Damages in Section 2(c), if any SEC Guidance sets forth a limitation of the number of Registrable Securities or other shares of Common Stock permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), the number of Registrable Securities or other shares of Common Stock to be registered on such Registration Statement will be reduced as follows: first, the Company shall reduce or eliminate the shares of Common Stock to be included by any person other than a Holder; second, the Company shall reduce or eliminate any shares of Common Stock to be included by any Affiliate of the Company; and third, the Company shall reduce the number of Registrable Securities to be included by all other Holders on a pro rata basis based on the total number of unregistered Registrable Securities held by such Holders, subject to a determination by the Commission that certain Holders must be reduced before other Holders based on the number of Registrable Securities held by such Holders. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its reasonable best efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to the Company to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the "Remainder Registration Statement"). No Holder shall be named as an "underwriter" in any Registration Statement without such Holder's prior written consent.

          (b)   The Company shall use its reasonable best efforts to cause each Registration Statement to be declared effective by the Commission as soon as practicable and, with respect to the Initial Registration Statement, and/or, if applicable, the New Registration Statement no later than the Effectiveness Deadline, and shall use its reasonable best efforts to keep each Registration Statement continuously effective and in compliance with the Securities Act until the earlier of (i) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders or (ii) the date that all Registrable Securities covered by such Registration Statement cease to be Registrable Securities, as determined by counsel for the affected Holders pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company's transfer agent and the Company (the "Effectiveness Period"). The Company shall request effectiveness of a Registration Statement as of 5:00 p.m., New York City time, on a Trading Day. The Company shall promptly notify the Holders via facsimile or electronic mail of a ".pdf" format data file of the effectiveness of a Registration Statement within one (1) Business Day of the Effective Date. The Company shall, by 9:30 a.m. New York City time on the first Trading Day after the Effective Date, file a final Prospectus with the Commission, as required by Rule 424(b).

          (c)   If: (i) the Initial Registration Statement is not filed with the Commission on or prior to the Filing Deadline, (ii) the Initial Registration Statement or the New Registration Statement, as applicable, is not declared effective by the Commission (or otherwise does not become effective) for any reason on or prior to the Effectiveness Deadline, or (iii) after its Effective Date, (A) such Registration Statement ceases for any reason (including without limitation by reason of a stop order, or the Company's failure to update the Registration Statement), to remain continuously effective as to all Registrable Securities for which it is required to be effective pursuant to Section 2(b) or (B) the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities, in the case of (A) and (B) (other than during an Allowable Grace Period (as defined in Section 2(e) of this Agreement)), (iv) a Grace Period (as defined in Section 2(e) of this Agreement) exceeds the length of an Allowable Grace Period, or (v) after the date six months following the Closing Date, and only in the event a Registration Statement is not effective or available to sell all Registrable Securities, the Company fails to file with the Commission any required reports under Section 13 or 15(d) of the 1934 Act such that it is not in compliance with Rule 144(c)(1) (or Rule 144(i)(2), if applicable), as a result of which the Holders who are not affiliates are unable to sell Registrable Securities without restriction under Rule 144 (or any successor thereto) (any such failure or breach in clauses (i) through (v) above being referred to as an "Event," and, for purposes of clauses (i), (ii), (iii) or (v), the date on which such Event occurs, or for purposes of clause (iv) the date on which such Allowable Grace Period is exceeded, being referred to as an "Event Date"), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty ("Liquidated Damages"), equal to 0.5% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities held by such Holder on the Event Date. The parties agree that notwithstanding anything to the contrary herein or in the Purchase Agreement, no Liquidated Damages shall be payable (i) if as of the relevant Event Date, the Registrable Securities may be sold by non-affiliates without volume or manner of sale restrictions under Rule 144 and the Company is in compliance with the current public information requirements under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company's transfer agent and the affected Holders and (ii) with respect to any period after the expiration of the Effectiveness Period (it being understood that this sentence shall not relieve the Company of any Liquidated Damages accruing prior to the Effectiveness Period). If the Company fails to pay any Liquidated Damages pursuant to this Section 2(c) in full within five (5) Business Days after the date payable, the Company will pay interest thereon at a rate of 1.0% per month (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such Liquidated Damages are due until such amounts, plus all such interest thereon, are paid in full. The Liquidated Damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date. The Effectiveness Deadline for a Registration Statement shall be extended without default or Liquidated Damages hereunder in the event that the Company's failure to obtain the effectiveness of the Registration Statement on a timely basis results from the failure of a Purchaser to timely provide the Company with information requested by the Company and necessary to complete the Registration

  Statement in accordance with the requirements of the Securities Act (in which case the Effectiveness Deadline would be extended with respect to Registrable Securities held by such Purchaser).

          (d)   Each Holder agrees to furnish to the Company a completed Selling Shareholder Questionnaire not more than ten (10) Trading Days following the date of this Agreement. At least five (5) Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company requires from that Holder other than the information contained in the Selling Shareholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, no later than two (2) Trading Days prior to the applicable anticipated filing date. Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Shareholder Questionnaire and a response to any requests for further information as described in the previous sentence. If a Holder of Registrable Securities returns a Selling Shareholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall use its reasonable best efforts at the expense of the Holder who failed to return the Selling Shareholder Questionnaire or to respond for further information to take such actions as are required to name such Holder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Shareholder Questionnaire or request for further information. Each Holder acknowledges and agrees that the information in the Selling Shareholder Questionnaire or request for further information as described in this Section 2(d) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

          (e)   Notwithstanding anything to the contrary herein, at any time after the Registration Statement has been declared effective by the Commission, the Company may delay the disclosure of material non-public information concerning the Company if the disclosure of such information at the time is not, in the good faith judgment of the Company, in the best interests of the Company (a "Grace Period"); provided, however, the Company shall promptly (i) notify the Holders in writing of the existence of material non-public information giving rise to a Grace Period (provided that the Company shall not disclose the content of such material non-public information to the Holders) or the need to file a post-effective amendment or an amendment or supplement to the Prospectus pursuant to Rule 424, as applicable, and the date on which such Grace Period will begin, (ii) use reasonable best efforts to terminate a Grace Period as promptly as practicable and (iii) notify the Holders in writing of the date on which the Grace Period ends; provided, further, that no single Grace Period shall exceed thirty (30) consecutive days, and during any three hundred sixty-five (365) day period, the aggregate of all Grace Periods shall not exceed an aggregate of sixty (60) days (each Grace Period complying with this provision being an "Allowable Grace Period"). For purposes of determining the length of a Grace Period, the Grace Period shall be deemed to begin on and include the date the Holders receive the notice referred to in clause (i) above and shall end on and include the later of the date the Holders receive the notice referred to in clause (iii) above and the date referred to in such notice; provided, however, that no Grace Period shall be longer than an Allowable Grace Period. Notwithstanding anything to the contrary, the Company shall cause the Transfer Agent to deliver unlegended Common Stock to a transferee of a Holder in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which a Holder has entered into a contract for sale prior to the Holder's receipt of the notice of a Grace Period and for which the Holder has not yet settled.

          (f)    In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 promptly after such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

        3.    Registration Procedures.

        In connection with the Company's registration obligations hereunder:

          (a)   the Company shall not less than three (3) Trading Days prior to the filing of a Registration Statement and not less than two (2) Trading Days prior to the filing of any related Prospectus or any amendment or supplement thereto (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports), the Company shall, furnish to the Holder copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of such Holder (it being acknowledged and agreed that if a Holder does not object to or comment on the aforementioned documents within such three (3) Trading Day or two (2) Trading Day period, as the case may be, then the Holder shall be deemed to have consented to and approved the use of such documents). The Company shall not file any Registration Statement or amendment or supplement thereto in a form to which a Holder reasonably objects in good faith, provided that, the Company is notified of such objection in writing within the three (3) Trading Day or two (2) Trading Day period described above, as applicable.

          (b)   (i) the Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period (except during an Allowable Grace Period); (ii) the Company shall cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424 (except during an Allowable Grace Period); (iii) the Company shall respond as promptly as reasonably practicable to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as "Selling Shareholders" but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) the Company shall comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement until such time as all of such Registrable Securities shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Holders thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that each Purchaser shall be responsible for the delivery of the Prospectus to the Persons to whom such Purchaser sells any of the Registrable Securities (including in accordance with Rule 172 under the Securities Act), and each Purchaser agrees to dispose of Registrable Securities in compliance with the plan of distribution described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report which created the requirement for the Company to amend or supplement such Registration Statement was filed.

          (c)   the Company shall notify the Holders (which notice shall, pursuant to clauses (iii) through (v) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably practicable (and, in the case of (i)(A) below, not less than two Trading Days prior to such filing, in the case of (iii) and (iv) below, not more than one Trading Day after such issuance or receipt, and in the case of (v) below, not more than one Trading Day after the occurrence or existence of such development) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on any Registration Statement (in which case the Company shall provide to each of the Holders true and complete copies of all comments that pertain to the Holders as a "Selling Shareholder" or to the "Plan of Distribution" and all written responses thereto, but not information that the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as "Selling Shareholders" or the "Plan of Distribution"; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.

          (d)   the Company shall use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

          (e)   the Company shall, if requested by a Holder, furnish to such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission's EDGAR system.

          (f)    The Company agrees to deliver to each Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Holders may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

          (g)   If requested by a Holder in writing, the Company shall, prior to any resale of Registrable Securities by a Holder, use its reasonable best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things commercially reasonable to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

          (h)   the Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request. Certificates for Registrable Securities free from all restrictive legends may be transmitted by the transfer agent to a Holder by crediting the account of such Holder's prime broker with DTC as directed by such Holder.

          (i)    the Company shall following the occurrence of any event contemplated by Section 3(c)(iii)-(v), as promptly as reasonably practicable (taking into account the Company's good faith assessment of any adverse consequences to the Company and its shareholders of the premature disclosure of such event), prepare and file a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.

          (j)    the Company may require each selling Holder to furnish to the Company a certified statement as to (i) the number of shares of Common Stock beneficially owned by such Holder and any Affiliate thereof, (ii) any Financial Industry Regulatory Authority ("FINRA") affiliations, (iii) any natural persons who have the power to vote or dispose of the Underlying Shares and (iv) any other information as may be requested by the Commission, FINRA or any state securities commission. During any periods that the Company is unable to meet its obligations under this Agreement with respect to the registration of Registrable Securities because any Holder fails to furnish such information within three Trading Days of the Company's request, any Liquidated Damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

          (k)   the Company shall cooperate with any registered broker through which a Holder proposes to resell its Registrable Securities in effecting a filing with FINRA pursuant to FINRA Rule 5110 as requested by any such Holder and the Company shall pay the filing fee required for the first such filing within two (2) Business Days of the request therefore.

          (l)    provided the Company is eligible to use Form S-3 as of the date of this Agreement or becomes eligible to use Form S-3 during the term of this Agreement, the Company shall use its reasonable best efforts to maintain eligibility for use of Form S-3 (or any successor form thereto) for the registration of the resale of Registrable Securities.

          (m)  if requested by a Holder, the Company shall (i) promptly as reasonably practical incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and, if the Company agrees, which agreement will not be unreasonably withheld, (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received and agreed to notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

          (n)   the Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including Rule 172, notify the Holders promptly if the Company no longer satisfies the conditions of Rule 172 and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder (for the purpose of this Section 3(n), "Availability Date" means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter).

        4.    Registration Expenses.    All fees and expenses incident to the Company's performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions and all legal fees and expenses of legal counsel for any Holder) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (B) with respect to compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders) and (C) if not previously paid by the Company in connection with a filing by the issuer, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

        5.    Indemnification.

          (a)    Indemnification by the Company.    The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, partners, members, managers, stockholders, Affiliates and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Annex A hereto for this purpose), or (B) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(v), related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated and defined in Section 6(d) below, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c)) and shall survive the transfer of the Registrable Securities by the Holders.

          (b)    Indemnification by Holders.    Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein or (ii) to the extent, but only to the extent, that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(v), to the extent, but only to the extent, related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c)    Conduct of Indemnification Proceedings.    If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party; provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

          Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 5(c)) shall be paid to the Indemnified Party, as incurred, within twenty Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder). The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 5, except to the extent that the Indemnifying Party is materially and adversely prejudiced in its ability to defend such action.

          (d)    Contribution.    If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 5(d) was available to such party in accordance with its terms.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution, limitation or in lieu of the indemnification provisions under the Purchase Agreement.

          The indemnity and contribution agreements of the Company contained in this Section 5 are limited by the provisions of federal law (including the Federal Deposit Insurance Act) and California law governing indemnification provisions to the extent such provisions are applicable.

        6.    Miscellaneous.

          (a)    Remedies.    In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b)    No Piggyback on Registrations; Prohibition on Filing Other Registration Statements.    Neither the Company nor any of its security holders (other than the Contractual Securityholders) may include securities of the Company in a Registration Statement hereunder other than the Contractual Securities and the Company shall not prior to the Effective Date enter into any agreement providing any such right to any of its security holders. The Company shall not, from the date hereof until the date that is 60 days after the Effective Date of the Initial Registration Statement, prepare and file with the Commission a registration statement relating to an offering for its own account under the Securities Act of any of its equity securities, other than (i) a registration statement on Form S-8, (ii) a registration statement or post-effective amendment to a registration statement for the resale of Contractual Securities, (iii) in connection with an acquisition, on Form S-4 or (iv) a registration statement to register for resale securities issued by the Company pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

          (c)    Compliance.    Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a plan of distribution described in the Registration Statement.

          (d)    Discontinued Disposition.    By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(iii)-(v), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

          (e)    No Inconsistent Agreements.    Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date hereof, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

          (f)    Amendments and Waivers.    The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Holders holding at least two-thirds of the then outstanding Registrable Securities, provided that any party may give a waiver as to itself. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding the foregoing, if any such amendment, modification or waiver would adversely affect in any material respect any Holder or group of Holders who have comparable rights under this Agreement disproportionately to the other Holders having such comparable rights, such amendment, modification, or waiver shall also require the written consent of the Holder(s) so adversely affected.

          (g)    Notices.    Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement; provided that the Company may deliver to each Holder the documents required to be delivered to such Holder under Section 3(a) of this Agreement by e-mail to the e-mail addresses provided by such Holder to the Company solely for such specific purpose.

          (h)    Successors and Assigns.    This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign its rights (except by merger or in connection with another entity acquiring all or substantially all of the Company's assets) or obligations hereunder without the prior written consent of all the Holders of the then outstanding Registrable Securities. Each Holder may assign its respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

          (i)    Execution and Counterparts.    This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature were the original thereof.

          (j)    Governing Law.    All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

          (k)    Cumulative Remedies.    Except as provided in Section 2(c) with respect to Liquidated Damages, the remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

          (l)    Severability.    If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (m)    Headings.    The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof.

          (n)    Independent Nature of Purchasers' Obligations and Rights.    The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. The decision of each Purchaser to purchase the Securities pursuant to the Transaction Documents has been made independently of any other Purchaser. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser.

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        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

HERITAGE COMMERCE CORP

By:	/s/ WALTER T. KACZMAREK Walter T. Kaczmarek Chief Executive Officer and President

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Registration Rights Agreement

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF PURCHASER

AUTHORIZED SIGNATORY

By:
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Registration Rights Agreement

Annex A

PLAN OF DISTRIBUTION

        We are registering the Securities issued to the selling shareholders to permit the resale of these Securities by the holders of the Securities from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling shareholders of the Securities. We will bear all fees and expenses incident to our obligation to register the Securities.

        The selling shareholders may sell all or a portion of the Securities beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the Securities are sold through underwriters or broker-dealers, the selling shareholders will be responsible for underwriting discounts or commissions or agent's commissions. The Securities may be sold on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale, in the over-the-counter market or in transactions otherwise than on these exchanges or systems or in the over-the-counter market and in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The selling shareholders may use any one or more of the following methods when selling Securities:

  •
  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

  •
  block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

  •
  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

  •
  an exchange distribution in accordance with the rules of the applicable exchange;

  •
  privately negotiated transactions;

  •
  settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

  •
  broker-dealers may agree with the selling shareholders to sell a specified number of such securities at a stipulated price per share;

  •
  through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise;

  •
  a combination of any such methods of sale; and

  •
  any other method permitted pursuant to applicable law.

        The selling shareholders also may resell all or a portion of the Securities in open market transactions in reliance upon Rule 144 under the Securities Act, as permitted by that rule, or Section 4(1) under the Securities Act, if available, rather than under this prospectus, provided that they meet the criteria and conform to the requirements of those provisions.

        Broker-dealers engaged by the selling shareholders may arrange for other broker-dealers to participate in sales. If the selling shareholders effect such transactions by selling Securities to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling shareholders or commissions from purchasers of the Securities for whom they may act as agent or to whom they may sell as principal. Such commissions will be in amounts to be negotiated, but, except as set forth in a supplement to this prospectus, in the case of an agency transaction will not be in excess of a customary brokerage commission in compliance with NASD Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASD IM-2440.

        In connection with sales of the Securities or otherwise, the selling shareholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging in positions they assume. The selling shareholders may also sell Securities short and if such short sale shall take place after the date that the registration statement of which this prospectus is a part is declared effective by the Securities and Exchange Commission (the "SEC"), the selling shareholders may deliver Securities covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling shareholders may also loan or pledge common stock to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The selling shareholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). Notwithstanding the foregoing, the selling shareholders have been advised that they may not use shares registered on this registration statement to cover short sales of our common stock made prior to the date the registration statement, of which this prospectus forms a part, has been declared effective by the SEC.

        The selling shareholders may, from time to time, pledge or grant a security interest in some or all of the Securities owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the Securities from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act, amending, if necessary, the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The selling shareholders also may transfer and donate the Securities in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

        The selling shareholders and any broker-dealer or agents participating in the distribution of the Securities may be deemed to be "underwriters" within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any commissions paid, or any discounts or concessions allowed to, any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Selling shareholders who are "underwriters" within the meaning of Section 2(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act and may be subject to certain statutory liabilities of, including but not limited to, Sections 11, 12 and 17 of the Securities Act and Rule 10b-5 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        Each selling shareholder has informed us that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Securities. Upon being notified in writing by a selling shareholder that any material arrangement has been entered into with a broker-dealer for the sale of Securities through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, we will file a supplement to this prospectus, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (1) the name of each such selling shareholder and of the participating broker-dealer(s), (2) the number of shares involved, (3) the price at which such Securities were sold, (4) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (5) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (6) other facts material to the transaction. In no event shall any broker-dealer receive fees, commissions and markups, which, in the aggregate, would exceed eight percent.

        Under the securities laws of some states, the Securities may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the Securities may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

        There can be no assurance that any selling shareholder will sell any or all of the Securities registered pursuant to the shelf registration statement, of which this prospectus forms a part.

        Each selling shareholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the Securities by the selling shareholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the Securities to engage in market-making activities with respect to the common stock. All of the foregoing may affect the marketability of the Securities and the ability of any person or entity to engage in market-making activities with respect to the Securities.

        We will pay all expenses of the registration of the Securities pursuant to a registration rights agreement, including, without limitation, SEC filing fees and expenses of compliance with state securities or "blue sky" laws; provided, however, that each selling shareholder will pay all underwriting discounts and selling commissions, if any and any related legal expenses incurred by it. We will indemnify the selling shareholders against certain liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement, or the selling shareholders will be entitled to contribution. We may be indemnified by the selling shareholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling shareholders specifically for use in this prospectus, in accordance with the related registration rights agreements, or we may be entitled to contribution.

Annex B

REGISTRATION STATEMENT QUESTIONNAIRE

        In connection with the preparation of the Registration Statement for Heritage Commerce Corp (the "Company"), please provide us with the information requested below. Defined terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Securities Purchase Agreement dated June 18, 2010 (the "Purchase Agreement") between the Company and the Purchasers named therein.

        1.     Pursuant to the "Selling Stockholder" section of the Registration Statement, please state the stockholder's name exactly as it should appear in the Registration Statement:

        2.     Please provide the number of shares of the Company's common stock (the "Common Stock"), the Series B Mandatorily Convertible Cumulative Perpetual Preferred Stock (the "Series B Preferred Stock") and the Series C Convertible Perpetual Preferred Stock (the "Series C Preferred Stock") that you or your organization will own immediately after the Closing Date, including those shares of Common Stock, Series B Preferred Stock and/or Series C Preferred Stock purchased by you or your organization pursuant to the Purchase Agreement and those shares purchased by you or your organization through other transactions:

        3.     Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

  ☐ Yes    ☐ No

        If yes, please indicate the nature of any such relationships below:

        4.     (a) Are you (i) a FINRA Member (see definition below), (ii) a Controlling (see definition below) shareholder of a FINRA Member, (iii) a Person Associated with a Member of FINRA (see definition below), or (iv) an Underwriter or a Related Person (see definition below) with respect to the proposed offering; or (b) do you own any shares or other securities of any FINRA Member not purchased in the open market, or (c) have you made any outstanding subordinated loans to any FINRA Member?

  ☐ Yes    ☐ No

        If yes, please describe below:

        FINRA.    The term "FINRA" means the Financial Industry Regulatory Authority.

        FINRA Member.    The term "FINRA member" means either any broker or dealer admitted to membership in FINRA.

        Control.    The term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

        Person Associated with a Member of FINRA.    The term "person associated with a member of FINRA" means every sole proprietor, partner, officer, director, branch manager or executive representative of any FINRA Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a FINRA Member, whether or not such person is registered or exempt from registration with FINRA pursuant to its bylaws.

        Underwriter or a Related Person.    The term "underwriter or a related person" means, with respect to a proposed offering, underwriters, underwriters' counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons.

Shareowner ServicesSM P.O. Box 64945

St. Paul, MN 55164-0945		COMPANY #

There are three ways to vote your Proxy
Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
VOTE BY PHONE – TOLL FREE – 1-800-560-1965 – QUICK * * * EASY * * * IMMEDIATE
	•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on September 14, 2010.
	•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.
VOTE BY INTERNET – www.eproxy.com/htbk QUICK * * * EASY * * * IMMEDIATE
	•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on September 14, 2010.
•

Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided to: Heritage Commerce Corp, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873

If you vote by Phone or Internet, please do NOT mail your Proxy Card

Please detach here

The Board of Directors Recommends a Vote FOR Items 1 and 2

1.	Issuance of Common Stock upon the Conversion of Series B Preferred Stock and Series C Preferred Stock	☐ For	☐ Against	☐ Abstain

2.	Authorization to Adjourn the Special Meeting, if Necessary and Appropriate	☐ For	☐ Against	☐ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

This proxy card contains discretionary authority to your proxy to vote your shares on any other matter of which may be properly presented for action at the Special Meeting.

Address Change? Mark Box ☐ Indicate changes below:
Date:

Signature(s) in Box

Please sign exactly as your name(s) appears on the Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

HERITAGE COMMERCE CORP

SPECIAL MEETING OF SHAREHOLDERS

September 15, 2010

10:00 A.M.

100 W. San Fernando Street, Suite 340

San Jose, CA 95113

Heritage Commerce Corp 150 Almaden Boulevard San Jose, CA 95113	proxy

This proxy is solicited by the Board of Directors for use at the Special Meeting on September 15, 2010.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” Items 1 and 2.

By signing the Proxy, you revoke all prior proxies and appoint Walter T. Kaczmarek and Jack W. Conner and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matter which may come before the Special Meeting and all adjournments.

See reverse for voting instructions.

Shareowner ServicesSM P.O. Box 64945

St. Paul, MN 55164-0945		COMPANY #

There are three ways to vote your Proxy
Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
VOTE BY PHONE – TOLL FREE – 1-800-560-1965 – QUICK * * * EASY * * * IMMEDIATE
	•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on September 14, 2010.
	•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.
VOTE BY INTERNET – www.eproxy.com/htbk QUICK * * * EASY * * * IMMEDIATE
	•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on September 14, 2010.
•

Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided to: Heritage Commerce Corp, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873

If you vote by Phone or Internet, please do NOT mail your Proxy Card

Please detach here

The Board of Directors Recommends a Vote FOR Items 1 and 2

1.	Issuance of Common Stock upon Conversion of Series B Preferred Stock	☐ For	☐ Against	☐ Abstain

2.	Authorization to Adjourn the Special Meeting, if Necessary and Appropriate	☐ For	☐ Against	☐ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

This proxy card contains discretionary authority to your proxy to vote your shares on any other matter of which may be properly presented for action at the Special Meeting.

Address Change? Mark Box ☐ Indicate changes below:
Date:

Signature(s) in Box

Please sign exactly as your name(s) appears on the Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

HERITAGE COMMERCE CORP

SPECIAL MEETING OF SHAREHOLDERS

September 15, 2010

10:00 A.M.

100 W. San Fernando Street, Suite 340

San Jose, CA 95113

Heritage Commerce Corp 150 Almaden Boulevard San Jose, CA 95113	proxy

This proxy is solicited by the Board of Directors for use at the Special Meeting on September 15, 2010.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” Items 1 and 2.

By signing the Proxy, you revoke all prior proxies and appoint Walter T. Kaczmarek and Jack W. Conner and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matter which may come before the Special Meeting and all adjournments.

See reverse for voting instructions.

Shareowner ServicesSM P.O. Box 64945

St. Paul, MN 55164-0945		COMPANY #

There are three ways to vote your Proxy
Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
VOTE BY PHONE – TOLL FREE – 1-800-560-1965 – QUICK * * * EASY * * * IMMEDIATE
	•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on September 14, 2010.
	•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.
VOTE BY INTERNET – www.eproxy.com/htbk QUICK * * * EASY * * * IMMEDIATE
	•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on September 14, 2010.
•

Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided to: Heritage Commerce Corp, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873

If you vote by Phone or Internet, please do NOT mail your Proxy Card

Please detach here

The Board of Directors Recommends a Vote FOR Items 1 and 2

1.	Issuance of Common Stock upon Conversion of Series C Preferred Stock	☐ For	☐ Against	☐ Abstain

2.	Authorization to Adjourn the Special Meeting, if Necessary and Appropriate	☐ For	☐ Against	☐ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

This proxy card contains discretionary authority to your proxy to vote your shares on any other matter of which may be properly presented for action at the Special Meeting.

Address Change? Mark Box ☐ Indicate changes below:
Date:

Signature(s) in Box

Please sign exactly as your name(s) appears on the Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

HERITAGE COMMERCE CORP

SPECIAL MEETING OF SHAREHOLDERS

September 15, 2010

10:00 A.M.

100 W. San Fernando Street, Suite 340

San Jose, CA 95113

Heritage Commerce Corp 150 Almaden Boulevard San Jose, CA 95113	proxy

This proxy is solicited by the Board of Directors for use at the Special Meeting on September 15, 2010.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” Items 1 and 2.

By signing the Proxy, you revoke all prior proxies and appoint Walter T. Kaczmarek and Jack W. Conner and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matter which may come before the Special Meeting and all adjournments.

See reverse for voting instructions.